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Teledyne Technologies Incorporated 1049 Camino Dos Rios Thousand Oaks, CA 91360

March  , 2024

Dear Stockholder:

We are pleased to invite you to attend the 2024 Annual Meeting of Stockholders of Teledyne Technologies Incorporated (the “Company”) to be held virtually on Wednesday, April 24, 2024 at 9:15 a.m. Pacific Time. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting by visiting: https://meetnow.global/MAPYH49 on the meeting date and at the time described in the accompanying Proxy Statement. There is no physical location for the Annual Meeting.

This booklet includes the Notice of Meeting as well as the Company’s Proxy Statement.

We know that you may be unable to attend the virtual Annual Meeting. The proxies that we solicit give you the opportunity to vote on all matters that are scheduled to come before the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented by promptly voting and submitting your proxy by phone or by Internet as described in the following materials, or if you request that proxy materials be mailed to you, by completing, signing, dating, and returning your proxy card enclosed with those materials in the postage-paid envelope provided to you.

Thank you for your investment in our Company. We look forward to your attendance virtually at the 2024 Annual Meeting.

Sincerely,

Robert Mehrabian

Executive Chairman

Teledyne Technologies Incorporated

Notice of Annual Meeting of Stockholders

Meeting Date: April 24, 2024 Time: 9:15 a.m. Pacific Time	Meeting Access: Virtual Stockholder Meeting	Record Date: March 1, 2024

Agenda

Stockholders will be asked to vote upon the following proposals at the Annual Meeting:

1)	To elect each of the four Class I director nominees identified in the accompanying Proxy Statement for a three-year term, or until the successor to such director nominee is elected and duly qualified;

2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024;

3)	To vote, on a non-binding, advisory basis, to approve the Company’s 2023 executive compensation;

4)	To vote on a proposal to approve amendments to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors;

5)	To vote on a proposal to approve amendments to the Company’s Restated Certificate of Incorporation to provide for executive officer exculpation;

6) To vote on a stockholder proposal to adopt simple majority voting; and

7)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The 2024 Proxy Statement and the 2023 Annual Report to Stockholders are available at www.envisionreports.com/tdy

To access the virtual Annual Meeting, go to https://meetnow.global/MAPYH49 before the scheduled start time. Online access to the meeting will begin at 9:00 a.m. Pacific Time. Teledyne’s proxy materials are currently available at www.envisionreports.com/tdy.

Attending the Virtual Annual Meeting as a Stockholder of Record

If you were a holder of record of common stock of Teledyne at the close of business on March 1, 2024 (the “Record Date”) (i.e., you held your shares in your own name as reflected in the records of our transfer agent, Computershare), you can attend the meeting by accessing https://meetnow.global/MAPYH49 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner

If you were a beneficial holder of record of common stock of Teledyne as of the Record Date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Teledyne common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker, or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern, on April 19, 2024. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to https://meetnow.global/MAPYH49 and enter your control number.

Asking Questions

If you are attending the meeting as a stockholder of record or registered beneficial owner, questions can be submitted by accessing the meeting center at https://meetnow.global/MAPYH49, entering your control number, and clicking on the message icon in the upper right hand corner of the page. Questions will be answered after the meeting by following up directly with the stockholder of record or the registered beneficial owner. Please include your email address with your question so that we may follow up with you.

Voting Shares

If you have not already voted your shares in advance, you will be able to vote your shares electronically during the Annual Meeting by clicking on the “Vote” tab on the Meeting Center site. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Attending the Annual Meeting as a Guest

If you would like to enter the meeting as a guest in listen-only mode, click on the “Guest” tab after entering the meeting center at https://meetnow.global/MAPYH49 and enter the information requested on the following screen. Please note you will not have the ability to ask questions, present proposals or vote during the meeting if you participate as a guest.

Guests are allowed to access the meeting but will not be able to ask questions, present proposals or vote. Only Registered Stockholders and Beneficial Stockholders that have already submitted a Legal Proxy to Computershare and have obtained a Control Number (or their authorized representatives) may vote, present proposals and ask questions during the meeting. Please see the questions and answers section of the accompanying Proxy Statement for more information about attending the Annual Meeting. For information about the Company, please visit our website at www.teledyne.com.

By Order of the Board of Directors,

Melanie S. Cibik

Executive Vice President, General Counsel, Chief Compliance Officer

and Secretary

March  , 2024

Your vote is important:

Whether or not you plan to virtually attend the Annual Meeting, please vote as soon as possible by one of the methods described in the proxy materials for the Annual Meeting to ensure that your shares are represented and voted at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 24, 2024. The Notice of Annual Meeting, Proxy Statement and 2023 Annual Report are available at: www.envisionreports.com/tdy.

Proxy Statement

DEFINED TERMS In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the “Company” or “Teledyne”.

 TELEDYNE TECHNOLOGIES INCORPORATED  | 2024 Proxy Statement

Notice of Internet Availability

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to furnish our Proxy Statement and Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”) to certain of our stockholders over the Internet, which allows us to reduce costs associated with the Annual Meeting and helps to reduce the environmental impact and costs of printing and distributing paper copies of proxy materials. On or about March  , 2024, the Company will mail to each stockholder (other than those stockholders who previously had requested paper delivery of proxy materials) a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the proxy materials, including this Proxy Statement and the Company’s 2023 Annual Report on Form 10-K online (the “eProxy Notice”). The eProxy Notice also contains instructions on how to request a paper copy of the Proxy Statement and 2023 Annual Report. Stockholders who have previously requested paper delivery of proxy materials will receive printed copies of the Proxy Statement and the 2023 Annual Report, which will be mailed to such stockholders on or about March  , 2024.

Cautionary Statements

Disclosures in this Proxy Statement may contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). Statements that do not relate strictly to historical or current facts are forward-looking and usually identified by the use of words such as “anticipate,” “estimate,” “approximate,” “expect,” “intend,” “plan,” “believe” and other words of similar meaning in connection with any discussion of future operating or financial matters. Without limiting the generality of the foregoing, forward-looking statements contained in this Proxy Statement include the matters discussed regarding the expectation of performance under compensation plans, and anticipated financial and operational performance of the Company. The forward-looking statements contained in this Proxy Statement involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently known to the Company. Although the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and are beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A, “Risk Factors” in the 2023 Annual Report, and in the other documents the Company files from time to time with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not intend to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Incorporation by Reference

Neither the Personnel and Compensation Committee Report nor the Audit Committee Report shall be deemed soliciting material or filed with the SEC and neither of them shall be deemed incorporated by reference into any prior or future filings made by us under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such information by reference. In addition, this document includes several website addresses and references to our corporate social responsibility (“CSR”) reports. These website addresses are intended to provide inactive, textual references only. The information on these websites and in our CSR reports is not part of this Proxy Statement.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	1

2024 Proxy Statement Summary

This summary highlights information about the Company and the upcoming Annual Meeting. As it is only a summary, please review the complete Proxy Statement and the Company’s 2023 Annual Report before you vote. References to “Teledyne,” “the Company,” “we,” “us” or “our” refer to Teledyne Technologies Incorporated.

2024 Annual Meeting of Stockholders

Time and Date:	9:15 a.m. Pacific Time, April 24, 2024

Virtual Meeting Link:	https://meetnow.global/MAPYH49

Record Date and Voting:

Stockholders as of the Record Date, March 1, 2024, are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

How to Cast Your Vote

Your vote is important. Please carefully review the proxy materials and vote using one of the following advance voting methods. The deadline for voting by telephone is 11:59 p.m. Eastern Time on April 23, 2024. If you vote by mail, your proxy card must be received before the Annual Meeting. If you hold shares in the Teledyne Technologies Incorporated 401(k) Plan, your voting instructions must be received by 11:59 p.m. Eastern Time on April 19, 2024.

Registered Stockholders

If you hold shares through our transfer agent, Computershare, please use one of the following options:

Visit www.envisionreports.com/tdy	Call 1-800-652-VOTE (8683) or the number on your proxy card	Sign, date and return your proxy card by mail

Beneficial Owners

If you hold shares through your bank or brokerage account, please vote by returning the voting instruction card, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker, or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all of your shares.

If you are a stockholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote online at the Annual Meeting. Even if you plan to attend the virtual Annual Meeting, please cast your vote as soon as possible. See the “Questions and Answers About the Meeting and Voting” section for more details.

2	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

2024 Proxy Statement Summary (continued)

Voting Matters and Board Recommendations

		Board’s Voting Recommendation	Page Reference (for more detail)

ITEM 1.	Election of four Class I directors for a three-year term expiring at the 2027 Annual Meeting	✓ FOR each director nominee	12

ITEM 2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024	✓ FOR	32

ITEM 3.	Approval of a non-binding advisory resolution on the Company’s executive compensation (“say on pay”)	✓ FOR	36

ITEM 4.	Approval of amendments to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors	✓ FOR	37

ITEM 5.	Approval of amendments to the Company’s Restated Certificate of Incorporation to provide for executive officer exculpation	✓ FOR	40

ITEM 6.	Stockholder proposal to adopt simple majority voting	× AGAINST	42

In addition, stockholders will transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

Snapshot of 2024 Director Nominees

We believe that all of our Class I directors, who are being nominated for re-election at the Annual Meeting, are highly-qualified and vital members of a well-rounded, experienced Board. All director nominees possess high integrity, innovative thinking, a proven record of success, knowledge of corporate governance requirements and practices, and commitment to sustainability and social issues.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	3

2024 Proxy Statement Summary (continued)

The following table provides summary information about each director nominee standing for election to the Board for a three-year term expiring at the 2027 Annual Meeting. As further described below, our director nominees represent a diverse range of backgrounds and overall experience.

Nominee		Age	Independent	Director Since	Committee Memberships
	Denise R. Singleton Executive Vice President, General Counsel and Secretary of WestRock Company	61	Yes	2019	• Audit Committee • Nominating and Governance Committee
	Simon M. Lorne Senior Advisor and Former Vice Chairman and Chief Legal Officer of Millennium Management LLC and Former General Counsel, U.S. Securities and Exchange Commission	78	Yes	2004	• Audit Committee (Chair) • Nominating and Governance Committee
	Vincent J. Morales Senior Vice President and Chief Financial Officer of PPG Industries, Inc.	58	Yes	2021	• Audit Committee • Personnel and Compensation Committee
	Wesley W. von Schack Chairman of AEGIS Insurance Services and Former Chairman, President and Chief Executive Officer of Energy East Corporation	79	Yes	2006	• Nominating and Governance Committee • Personnel and Compensation Committee

Diversity

The Board regularly assesses the diversity of its members and nominees as part of its annual evaluation process. We believe that our 11 directors represent a diverse and broad range of attributes, qualifications, experiences, and skills to provide an effective mix of viewpoints and knowledge.

3	Female directors

4	Directors are female or ethnically diverse

4	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

2024 Proxy Statement Summary (continued)

Director nominees are selected on the basis of, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, understanding of, or familiarity with, the Company’s business products or markets or similar business products or markets and willingness to devote adequate time and effort to Board responsibilities. The Nominating and Governance Committee and the Board believe that a diverse Board leads to improved Company performance by encouraging new ideas, expanding the knowledge base available to management and fostering a boardroom culture that promotes innovation and vigorous deliberation. Consequently, when evaluating potential nominees, the Nominating and Governance Committee considers individual characteristics that may bring diversity to the Board, including gender, race, national origin, age, professional background, unique skill sets and areas of expertise. As part of its charter mandate, the Nominating and Governance Committee monitors our efforts in areas of diversity and keeps abreast of current and emerging trends with respect to diversity issues that may affect our business operations, performance or public image.

Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. Our corporate governance practices, highlighted below, are described in greater detail in the “Corporate Governance” section of this Proxy Statement.

Board Practices

Board Independence	✓ 10 out of 11 current Board members are independent. ✓ Lead independent director.

Board Leadership	✓ The Executive Chairman presides at meetings of stockholders and Board meetings. ✓ The lead independent director presides during the Board’s executive sessions.

Board Composition and Diversity

✓  Our current directors have a diverse mix of skills, experience, and backgrounds, as specifically described under “Item 1 Election of Directors.”

✓   All director nominees exhibit certain key characteristics and skills, including high integrity, financial literacy, leadership experience, and business acumen, as further described under “Director Qualification, Skills, and Attributes.”

✓   Three out of our 11 directors are women, and two directors are ethnically diverse.

Board Committees	✓ Fully independent Audit, Personnel and Compensation, and Nominating and Governance Committees. ✓ Each committee has a written charter available on our website.

Board Accountability

✓  Simple majority voting in uncontested director elections.

✓  If not elected, a director must tender their resignation to the Board for its consideration.

✓  Annual “say-on-pay” vote.

✓  Annual stockholder ratification of the Audit Committee’s selection of the independent auditor.

✓  One share, one vote.

✓  No poison pill.

✓  Proxy access bylaw.

✓  Board approved proposal to declassify the Board using a phased-in approach at the 2024 Annual Meeting.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	5

2024 Proxy Statement Summary (continued)

Board Practices

Board Engagement

✓ Attendance:

•  Directors’ attendance at annual meetings of stockholders is expected absent good reason.

•   In 2023, all directors attended at least 75% of the aggregate number of meetings of the Board and Board committees of which they were members.

✓  Our independent directors meet in regularly scheduled executive sessions without management present.

Board Effectiveness

Board Evaluation and Assessments	✓ Annual Board and Board committee self-evaluation process. ✓ Annual Board assessment of corporate governance best practices.

Stockholder Access to Directors	✓ Stockholders may contact our Board as a whole, individual directors (including the lead independent director), or management by mail.

Board Oversight of Risk

✓  Full Board is responsible for risk oversight and the Board committees oversee certain key risks.

✓  The Board oversees management in its assessment and mitigation of risks, and in taking appropriate risks.

Succession Planning

✓ The Board actively monitors our management succession and development plans.

✓  At least annually, the Executive Chairman discusses succession planning with the Personnel and Compensation Committee and the Board.

✓  In October 2023 we announced that effective January 1, 2024, Edwin Roks would become our Chief Executive Officer, George C. Bobb III would become our President and Chief Operating Officer, and Robert Mehrabian would become Executive Chairman. In December 2023, Stephen F. Blackwood succeeded Susan L. Main as our Chief Financial Officer.

Diversity and Inclusion Initiatives

✓  Management regularly updates the Nominating and Governance Committee on social responsibility and diversity matters.

✓  We have made progress in our efforts to promote diversity and inclusion. Today, approximately 30 percent of our Section 16 executive officers and over 25 percent of our Board of Directors are women.

✓  We have a Diversity, Equity, Inclusion and Belonging Committee led by Teledyne’s Executive Vice President, General Counsel, Chief Compliance Officer and Secretary.

Alignment with Stockholder Interests

Clawback and Anti-Hedging and Pledging Policies

✓ We have a formal policy related to the “clawback” of incentive compensation in the event of a financial restatement, as required by the NYSE listing rules, or in the event of fraud or criminal misconduct.

✓  Our insider trading policy prohibits short sales of our stock, buying or selling put or call options on our stock, holding our stock in a margin account, pledging our stock as collateral for a loan, or entering into hedging or monetization transactions with respect to our stock, in each case without prior advance approval from our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary (no such advance approvals were granted to directors or named executives in 2023).

6	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

2024 Proxy Statement Summary (continued)

Alignment with Stockholder Interests

Stock Ownership

✓ Robust stock ownership guidelines:

•  The Executive Chairman, the Chief Executive Officer and the President and Chief Operating Officer must retain equity equal in value to five times their base salaries.

•  Each of the other named executive officers must retain equity equal in value to three times their respective base salaries.

•  Each of our directors must retain equity equal in value to five times the annual director retainer.

Corporate Responsibility

✓  We are committed to acting as a good corporate citizen and operating sustainably.

✓  Our Global Code of Ethical Business Conduct and other policies and information related to corporate social responsibility can be found at www.teledyne.com under “Who We Are” — “Corporate Governance.”

✓  In November 2023, we supplemented our second Corporate Social Responsibility (“CSR”) report, published in November 2022, in which we disclose and highlight some of Teledyne’s most recent efforts focused on Environmental, Social and Governance (“ESG”) and sustainability, and which is available on our website at www.teledyne.com under “Who We Are” — “Corporate Social Responsibility.”

Core Values

Corporate responsibility is part of our overall culture. Our four Core Values – Integrity, Respect, Responsibility, and Citizenship – guide the decisions we make as an organization. Any employee or third party doing business for or with Teledyne may report any ethical concern or suspected misconduct online at www.teledyne.ethicspoint.com or call the Ethics Hotline at (877) 666-6968.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	7

Board Composition and Practices

Information and Meetings

The Board of Directors directs the management of the business and affairs of the Company as provided in our Fourth Amended and Restated Bylaws (“Bylaws”) and pursuant to the Delaware General Corporation Law (“DGCL”). Members of the Board stay informed about our business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing information provided to them and participating in Board and committee meetings.

We encourage, but do not require, that all our directors attend all meetings of the Board of Directors, all committee meetings for all committees on which the directors serve and the annual stockholders meeting. In fiscal year 2023, the Board held seven meetings and acted by written consent once. During 2023, all directors attended at least 75% of the aggregate number of meetings of the Board and Board committees of which they were members. Nine of our eleven directors attended the 2023 Annual Meeting of Stockholders virtually.

Number of Directors

The Board of Directors determines the number of directors, which under our Bylaws must consist of not less than four members and not more than 12 members. The Board has currently fixed the number at 11 members.

Director Terms

The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires. In the event Item 4 is approved at the 2024 Annual Meeting of Stockholders, our Board would become fully declassified by 2027.

Directors’ Change in Status and Resignation Policy

Our Change in Status and Resignation Policy requires a director to offer to tender their resignation if such director has a change in professional status, subject to the Board accepting the resignation. It also requires a director nominee standing for election at a meeting of stockholders to submit a contingent resignation in writing to the Chairman of the Nominating and Governance Committee prior to the meeting, which resignation becomes effective only if the director is not elected by a majority of votes cast and the Board accepts the resignation, as more fully described under “Majority Voting for Directors” on page 12.

Board Structure

The Board of Directors currently consists of 11 directors, ten of whom are considered independent under existing rules of the NYSE and the SEC. The Chairman of the Board, Dr. Mehrabian, is also our Executive Chairman and our former Chairman, President and Chief Executive Officer, and therefore is not considered an independent director. The Executive Chairman presides at meetings of stockholders and Board meetings. The Board has formally designated Michael T. Smith, one of our independent directors, to serve as the lead director. Our non-management directors meet in executive session without management (including the Executive Chairman and Chief Executive Officer) on a regularly scheduled basis, with the lead director presiding in such sessions. In addition, the Board’s three standing committees consist solely of independent directors.

The Board made the decision to separate the roles of the Executive Chairman and the Chief Executive Officer in 2024 to further succession planning and also to allow the Executive Chairman to focus his efforts on strategy, technology, mergers and acquisitions and margin expansion programs. The Board believes that its current leadership structure effectively allocates authority, responsibility and oversight between management and the independent members of the Board, thus ensuring the Board’s ability to carry out its roles and responsibilities on behalf of the Company’s stockholders.

8	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Board Composition and Practices (continued)

The functions of the Board are carried out by the full Board, and when delegated, by the Board committees. Each director is a full and equal participant in the major strategic and policy decisions of our Company and the Chairman has no greater or lesser vote on matters considered by the Board.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	9

Executive Officers

The following table sets forth information regarding our current executive officers who are required to file reports under Section 16 of the Exchange Act. Biographical information for Robert Mehrabian, our Executive Chairman, is included with the director biographies. The biographies for our other executive officers who are required to file reports under Section 16 of the Exchange Act are below.

Executive Officers	Age	Principal Occupations Last 5 Years

Edwin Roks Chief Executive Officer	59

Dr. Roks has been Chief Executive Officer of Teledyne since January 1, 2024, and prior to that promotion had been Executive Vice President of Teledyne and President, Teledyne Digital Imaging Segment (Teledyne’s largest segment) since May 2021. Prior to that he was Vice President of Teledyne and Group President — Teledyne Digital Imaging, Teledyne DALSA and Teledyne e2v, since March 2017. Dr. Roks also has authored and co-authored more than 50 technical papers and holds 10 patents in the imaging field.

George C. Bobb III President and Chief Operating Officer	49

Mr. Bobb has been President and Chief Operating Officer of Teledyne since January 1, 2024, and prior to that promotion had been the Segment President of Teledyne’s Aerospace and Defense Electronics Segment, and had executive leadership responsibility for the Marine Instrumentation group, the Engineered Systems Segment, Teledyne Scientific & Imaging, and Teledyne’s Information Technology function. He was Executive Vice President of Teledyne from July 2023 through December 2023, and prior to that Senior Vice President of Teledyne since October 2021. Prior to that he was Vice President of Teledyne and President of the Aerospace and Defense Electronics Segment since July 2019. He was President of Teledyne Controls LLC from April 2018 to October 2021. Prior to that he held other executive and legal positions at Teledyne, including Chief Compliance Officer.

Jason VanWees Vice Chairman	52

Mr. VanWees has been Vice Chairman of Teledyne since October 15, 2021. Prior to that, he was Executive Vice President since January 1, 2019 and Senior Vice President, Strategy and Mergers & Acquisitions since July 2013. Prior to that, he held various executive positions at Teledyne for more than five years.

10	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Executive Officers (continued)

Executive Officers	Age	Principal Occupations Last 5 Years

Melanie S. Cibik Executive Vice President, General Counsel, Chief Compliance Officer and Secretary	64

Miss Cibik has been Executive Vice President of Teledyne since January 1, 2024, General Counsel and Secretary of Teledyne since September 2012, and Chief Compliance Officer since August 2016. She was Senior Vice President of Teledyne from September 2012 through December 2023. Prior to that she held executive and legal positions at Teledyne for more than five years. From August 2019 to June 1, 2020, Miss Cibik was a director of OPUS Bank, when it was acquired by Pacific Premier Bancorp, Inc.

Stephen F. Blackwood Senior Vice President and Chief Financial Officer	61

Mr. Blackwood has been Senior Vice President and Chief Financial Officer since December 1, 2023. Prior to that he was Senior Vice President, Strategic Sourcing, Tax and Treasurer since January 1, 2019. Prior to that he was Vice President and Treasurer of Teledyne for more than five years.

Cynthia Belak Vice President and Controller	67

Ms. Belak has been Vice President and Controller of Teledyne since May 2015. Prior to her promotion, Ms. Belak had been Vice President, Business Risk Assurance of Teledyne since January 2012. Prior to that she held other finance positions at Teledyne since January 2010.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	11

Item 1 on Proxy Card — Election of Directors

The Board, upon the recommendation of the Nominating and Governance Committee, has nominated the following Class I directors for election at this year’s Annual Meeting, to hold office for three-year terms until the 2027 Annual Meeting: Denise R. Singleton, Simon M. Lorne, Vincent J. Morales and Wesley W. von Schack. All of the nominees currently serve as directors on the Board. Ms. Singleton, Mr. Lorne, and Dr. von Schack were last elected to the Board by the Company’s stockholders at the 2021 Annual Meeting, and Mr. Morales was appointed in November 2021. Each director nominee has agreed to be named in this Proxy Statement.

If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Board has no reason to believe that any nominee will be unable to serve.

Majority Voting for Directors

Our Bylaws and Change in Status and Resignation Policy for Directors provide a majority voting standard for election of directors in uncontested elections. Each director will be elected by the affirmative vote of a majority of the votes cast, meaning that the number of votes cast “FOR” a director nominee exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. The Board has adopted a policy whereby all director nominees must submit a contingent resignation in writing to the Chairman of the Nominating and Governance Committee. The resignation becomes effective only if the director is not elected by a majority of votes cast and the Board accepts the resignation. The Nominating and Governance Committee or another committee appointed by the Board will recommend to the Board whether to accept or reject the resignation or whether other action should be taken. The Board will act on such committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days following the date of the certification of the election results. The director who was not elected by a majority of votes cast will not participate in the Board’s decision with respect to such resignation. If the number of nominees exceeds the number of directors to be elected, the nominees who receive the highest number of votes cast will be elected.

Unless otherwise instructed, the individuals named as proxies in the proxy card will vote each proxy received by them for the election of the four named nominees. You may withhold authority for the proxies to vote your shares on, or vote against, any or all of the nominees by following the instructions on your proxy card.

Director Nominees

The Board has affirmatively determined that each of the nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Director Qualifications, Skills and Attributes”). The following pages include biographical information about each of our directors (including the director nominees) and their specific experiences, qualifications, skills, and attributes that have led the Board and the Nominating and Governance Committee to conclude that they should serve as directors on the Board. In addition, the Board has determined that each non-employee director nominee qualifies as an independent director under the applicable NYSE listing standards.

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Item 1 on Proxy Card — Election of Directors (continued)

Director Qualification, Skills, and Attributes

Our directors have substantial leadership, management, and industry experience and expertise in various fields. Four of our 11 directors self-identify as having diverse characteristics (race, gender, ethnicity, sexual orientation or cultural background). This diversity of experience and background of our directors, illustrated in the skills matrix and director nominees’ biographies that follow, is brought to bear in Board deliberations, during which multiple perspectives are considered in developing dynamic solutions to achieve our strategic priorities to reduce complexity, drive returns, and advance sustainably.

Because the skills matrix below is a summary, it does not include all of the qualifications, skills, attributes, experiences, and diversity that each director offers.

Attributes, Experience and Skills

Age	85	79	56	78	72	82	58	73	61	80	79

Diversity(a)			✓				✓	✓	✓

CEO/C-Suite	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Financial and Accounting				✓			✓

Legal and Compliance				✓				✓	✓

Governance and ESG				✓	✓			✓	✓	✓	✓

Banking					✓	✓		✓			✓

Government, Defense or Military	✓	✓		✓		✓		✓		✓

Energy					✓						✓

Information and Cybersecurity		✓					✓	✓	✓

Other Industry	✓	✓	✓		✓	✓	✓		✓	✓	✓

(a)	Self-identifies as having diverse characteristics (race, gender, ethnicity, sexual orientation or cultural background).

Additional background information about the nominees and continuing directors follows, including the specific experiences, qualifications, attributes and skills that the Board believes qualifies each of the below named individuals to serve as a director of the Company, considering the Company’s business and structure.

Background information about the director nominees, including the business experience, individual skills and qualifications that each director contributes to the Board’s effectiveness as a whole, are described on the following pages.

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Item 1 on Proxy Card — Election of Directors (continued)

Nominees — For Terms Expiring at 2027 Annual Meeting (Class I)

Denise R. Singleton Executive Vice President, General Counsel and Secretary of WestRock Company Director since 2019 Age: 61

Denise R. Singleton (f/k/a Denise R. Cade) was appointed Executive Vice President, General Counsel and Secretary of WestRock Company, a global paper and packaging company, in March 2022. Previously, she was the Senior Vice President, General Counsel and Corporate Secretary of IDEX Corporation, a manufacturer of fluidic systems and specialty engineered products, since October 2015. From March 2011 until October 2015, she served as Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer at SunCoke Energy, Inc., a supplier of high-quality coke used in the blast furnace production of steel, and its controlled company SunCoke Energy Partners, LLP, where she also served on the Board of Directors. Prior to joining SunCoke Energy, Ms. Singleton held several positions at PPG Industries, Inc., a global supplier of paints, coatings and specialty materials, including Assistant General Counsel and Corporate Secretary, Chief Securities and Finance Counsel, Chief M&A Counsel, and General Counsel of the Glass and Fiberglass Division. Prior to joining PPG Industries, Ms. Singleton was a partner at Shaw Pittman, LLP, a law firm. Since 2021, Ms. Singleton has been a director of Phillips 66, a diversified energy manufacturing and logistics company. In 2019, Ms. Singleton was named to The Legal 500 GC Powerlist that consists of the most influential in-house lawyers in business, and was named one of the Most Powerful Women in Corporate America by Black Enterprise magazine. Ms. Singleton was listed as a 2022 Director to Watch by Directors & Boards magazine. In February 2023, she joined the Board of Directors of 50/50 Women on Boards™, a global education and advocacy campaign committed to advancing gender balance and diversity on corporate boards. In September 2023, Ms. Singleton was recognized as an honoree of the 2023 NACD Directorship 100™, an annual recognition of leading corporate directors and corporate governance experts who impact boardroom practices and performance. Ms. Singleton is a member of our Audit Committee and our Nominating and Governance Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Ms. Singleton should serve as a director: her professional background and experience, current and previously held senior executive level positions, her service on other public company boards, and her legal, merger and acquisitions, capital markets, financing, compliance, cybersecurity and corporate governance experience at public companies with significant operations across multiple technologies and industries.

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Item 1 on Proxy Card — Election of Directors (continued)

Simon M. Lorne Senior Advisor and Former Vice Chairman and Chief Legal Officer of Millennium Management LLC and Former General Counsel, U.S. Securities and Exchange Commission Director since 2004 Age: 78

Simon M. Lorne is a Senior Advisor at Millennium Management LLC, a hedge fund management company. Mr. Lorne joined Millennium Management in 2004 and held roles including Vice Chairman and Chief Legal Officer. From March 1999 to March 2004, prior to the time he became a Teledyne director, Mr. Lorne was a partner with Munger Tolles & Olson, LLP, a law firm whose services Teledyne has used from time to time. Mr. Lorne also previously served as a Managing Director of Citigroup/Salomon Brothers with responsibility for Legal Compliance and Internal Audit, and as the General Counsel at the SEC in Washington, D.C. From 2016 through 2020, Mr. Lorne was Chairman of the Alternative Investment Management Association, a London-based association of investment managers. From 2011 to 2018, Mr. Lorne served on the Advisory Council of the Public Company Accounting Oversight Board. Mr. Lorne is the Chair of our Audit Committee and a member of our Nominating and Governance Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Lorne should serve as a director: his professional background and experience, current and previously held senior executive level positions, senior level experience at a government regulator, his service on other public and private company boards, his Teledyne board experience, board attendance and participation, and his specialized expertise in finance, mergers and acquisitions, securities laws and corporate governance.

Vincent J. Morales Senior Vice President and Chief Financial Officer of PPG Industries, Inc. Director since 2021 Age: 58

Vincent J. Morales is currently Senior Vice President and Chief Financial Officer of PPG Industries, Inc. Mr. Morales joined PPG in 1985, ultimately serving as its Chief Financial Officer since March 2017. During his time at PPG, Mr. Morales progressed through a variety of accounting and finance roles, encompassing controllership, investor relations, treasury, and company-wide business finance. In his current role, Mr. Morales is part of PPG’s three-person Executive Committee that is responsible for establishing and executing the company’s overall strategy, and he has direct oversight of the company’s information technology and M&A organizations. Mr. Morales is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Morales should serve as a director: his extensive experience in the management of a multinational public company, including significant finance, accounting, investor relations, operations, strategic planning and mergers and acquisitions experience.

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Item 1 on Proxy Card — Election of Directors (continued)

Wesley W. von Schack Chairman of AEGIS Insurance Services and Former Chairman, President and Chief Executive Officer of Energy East Corporation Director since 2006 Age: 79

Wesley W. von Schack is the Chairman of AEGIS Insurance Services, a property and casualty mutual insurance company, a position he has held since 2007. He served as a director of Edward Lifesciences Corporation, a company engaged in the science of heart valves and hemodynamic monitoring, from 2010 to May 2020. Dr. von Schack served as Chairman, President and Chief Executive Officer of Energy East Corporation, a diversified energy services company, from 1996 to September 2009. Dr. von Schack served as a director of The Bank of New York Mellon Corporation from 2007 through April 2016 and Mellon Financial Corporation from 1989 to 2007. Dr. von Schack is director emeritus of the Gettysburg Foundation, and is a member of the President’s Council — Peconic Land Trust. Dr. von Schack is a member of our Nominating and Governance Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Dr. von Schack should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other private and public company boards, his leadership positions at private foundations, his Teledyne board experience, board attendance and participation, and his extensive experience with companies in the energy, banking, financial asset management sectors and in regulated industries.

The Board of Directors Recommends

a Vote FOR the Election of the Nominees.

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Item 1 on Proxy Card — Election of Directors (continued)

Continuing Directors — Terms Expiring at the 2025 Annual Meeting (Class II)

Charles Crocker Chairman and Chief Executive Officer, Crocker Capital and Retired Chairman and Chief Executive Officer of BEI Technologies, Inc. Director since 2001 Age: 85

Charles Crocker is the Chairman and Chief Executive Officer of Crocker Capital, a private investment company. Mr. Crocker was the Chief Executive Officer of the Custom Sensors and Technologies Division of Schneider Electric until January 2006. Mr. Crocker was the Chairman and Chief Executive Officer of BEI Technologies, Inc., a diversified technology company, from March 2000 until October 2005, when it was acquired by Schneider Electric. Mr. Crocker served as Chairman, President and Chief Executive Officer of BEI Electronics from October 1995 to September 1997, at which time he became Chairman, President and Chief Executive Officer of BEI Technologies, Inc. From 2014 until 2018, he served as a director of Imageware Systems, Inc., from 2003 until 2014, he served as a director of Franklin Resources, Inc., and from 2010 until August 2012, he served as a director of ConMed Healthcare Management, Inc. Mr. Crocker has been Chairman of the Board of Children’s Hospital in San Francisco, Chairman of the Hamlin School’s Board of Trustees and President of the Foundation of the Fine Arts Museums of San Francisco. Mr. Crocker is a member of our Personnel and Compensation Committee and our Nominating and Governance Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Crocker should serve as a director: his professional background and experience, current and previously held senior executive level positions, his service on other public and private company boards, his Teledyne board experience, board attendance and participation, and his extensive experience with technology companies serving both the commercial and defense sectors.

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Item 1 on Proxy Card — Election of Directors (continued)

Robert Mehrabian Executive Chairman of the Company Director since 1999 Age: 82

Robert Mehrabian is Executive Chairman of Teledyne Technologies Incorporated. He was Chairman, President and Chief Executive Officer from October 15, 2021 to December 31, 2023. Prior to that he was Teledyne’s Executive Chairman starting on January 1, 2019, and before that he was Chairman, President and Chief Executive Officer starting in 2000 (and was President and Chief Executive Officer since Teledyne’s formation in 1999). Prior to the spin-off of the Company by Allegheny Technologies Incorporated (ATI) in November 1999, Dr. Mehrabian was the President and Chief Executive Officer of ATI’s Aerospace and Electronics segment since July 1999 and had served ATI in various senior executive capacities since July 1997. Before joining ATI, Dr. Mehrabian served as President of Carnegie Mellon University. From 1992 until April 2014, he served as a director of PPG Industries, Inc. Dr. Mehrabian served as a director of Mellon Financial Corporation from 1994 to 2007 and served as director of its successor The Bank of New York Mellon Corporation until April 2011. He is a member of The National Academy of Engineering.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Dr. Mehrabian should serve as a director: his leadership skills acquired while serving as the Company’s Chairman, Chief Executive Officer and President, previously held senior executive level positions at public companies and at academic institutions, his service on public company boards, and his extensive knowledge and understanding of the Company’s business, operations, technology, products and services.

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Item 1 on Proxy Card — Election of Directors (continued)

Jane C. Sherburne Principal of Sherburne PLLC and Former Senior Executive Vice President, General Counsel and Corporate Secretary of The Bank of New York Mellon Corporation Director since 2014 Age: 73

Jane C. Sherburne is currently principal of Sherburne PLLC, a legal consulting firm providing strategic advice in crisis environments and in connection with regulatory policy developments. From May 2010 to July 2014, Ms. Sherburne served as Senior Executive Vice President, General Counsel and Corporate Secretary of The Bank of New York Mellon Corporation. Ms. Sherburne served as Senior Executive Vice President, General Counsel and Corporate Secretary of Wachovia Corporation from June 2008 to January 2009, during which time Wachovia merged with Wells Fargo & Company. From December 2006 to June 2008, Ms. Sherburne was General Counsel of Citigroup Inc.‘s Global Consumer Business. From July 2001 to December 2006, Ms. Sherburne was Deputy General Counsel of Citigroup, Inc. Until July 2001, Ms. Sherburne was a litigation partner at the Washington, D.C. law firm of Wilmer, Cutler & Pickering, having joined the firm in 1984. Ms. Sherburne interrupted her private practice from 1994 to 1997 to serve as Special Counsel to the President in the Clinton White House. From June 2015 to November 1, 2023, Ms. Sherburne served as an independent director on the boards of HSBC USA, HSBC Bank USA, HSBC Finance Corporation and HSBC North America, all of which are indirect wholly-owned subsidiaries of HSBC Holdings plc, a global banking and financial services organization. She currently serves on the board of Perella Weinberg Partners, a global advisory and asset management firm. Ms. Sherburne is a member of the Board of the National Women’s Law Center, Chair of the Board of Negotiation Strategies Institute, a member of the Executive Committee of the Lawyers’ Committee for Civil Rights Under Law, a member of the Committee for Economic Development and a member of the American Law Institute. Ms. Sherburne is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Ms. Sherburne should serve as a director: her professional background and experience, current and previously held senior executive level positions, senior level experience in positions in the federal government, and her extensive experience in policy, compliance, corporate governance and government matters and in regulated industries.

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Item 1 on Proxy Card — Election of Directors (continued)

Michael T. Smith Retired Chairman of the Board and Chief Executive Officer of Hughes Electronics Corporation Director since 2001 Age: 80

Michael T. Smith is the retired Chairman of the Board and Chief Executive Officer of Hughes Electronics Corporation, having held such positions from October 1997 until May 2001. Mr. Smith was a director of FLIR Systems, Inc., which produced infrared cameras, thermal imaging software and temperature measurement devices, from 2002 until its acquisition by Teledyne in May 2021. He is also a director of Zero Gravity Solutions, Inc., an agricultural biotechnology company, and the Livingston Group of Companies, an investment bank and broker/dealer. Mr. Smith was a director of WABCO Holdings, a supplier to the automotive industry, from 2009 until 2020, a director of Ingram Micro Corporation, a technology sales, marketing and logistics company, from 2001 until June 2014, Alliant Techsystems, Inc. (ATK), an advanced weapon and space systems company, from 1997 to 2009, and Anteon International Corporation, an information technology and systems engineering solutions company, from 2005 to 2006. Mr. Smith is a member of the Council of Chief Executives and the former chairman of the Aerospace Industries Association, an industry trade organization, and is a charter member of the Electronic Industries Foundation Leadership Council. Mr. Smith is the Chair of our Nominating and Governance Committee and a member of our Audit Committee. Mr. Smith is also our Lead Director.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Smith should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other public and private company boards, Teledyne board experience, board attendance and participation, and his extensive experience with companies in the aerospace, defense, engineering, communications and manufacturing sectors.

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Item 1 on Proxy Card — Election of Directors (continued)

Continuing Directors — Terms Expiring at 2026 Annual Meeting (Class III)

Kenneth C. Dahlberg Retired Chairman of the Board and Former Chief Executive Officer of Science Applications International Corporation (SAIC) Director since 2006 Age: 79

Kenneth C. Dahlberg served as Chief Executive Officer of Science Applications International Corporation (SAIC), a research and engineering firm specializing in information systems and technology, from November 2003 through September 2009, and served as Chairman of the Board of Directors of SAIC from July 2004 until his retirement in June 2010. Prior to joining SAIC, Mr. Dahlberg served as Executive Vice President of General Dynamics where he was responsible for its Information Systems and Technology Group and prior to that served as President and Chief Operating Officer of Raytheon Systems. Mr. Dahlberg was also a director of Parsons Corp., an engineering, construction, technical and management services firm from 2011 until 2020, and Motorola Solutions, Inc., a provider of communications products and services, from 2011 until 2017. Mr. Dahlberg is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Dahlberg should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other public company boards, his Teledyne board experience, board attendance and participation, his extensive experience with companies in the defense industry and his background and experience in design engineering, production, system development and services.

Michelle A. Kumbier Senior Vice President and President, Turf & Consumer Products, Briggs & Stratton, LLC Director since 2020 Age: 56

Michelle A. Kumbier has been Senior Vice President and President, Turf & Consumer Products, Briggs & Stratton, LLC, a manufacturer and marketer of engines, batteries and outdoor power equipment, since March 2022. She is the former Senior Vice President and Chief Operating Officer of Harley-Davidson Motor Company, a manufacturer of motorcycles and related products, from October 2017 to April 2020. Ms. Kumbier had previously served as Harley-Davidson’s Senior Vice President, Motor Company Product and Operations from May 2015 to October 2017, and held various other executive roles from 1997 to 2015. Prior to joining Harley-Davidson in 1997, Ms. Kumbier began her career at Kohler Company in 1986, where she held a variety of positions in both the plumbing products and engines divisions. Ms. Kumbier has also been a member of the Board of Directors of Abbott Laboratories, a health care products provider, since 2018, and she was a member of the Board of Directors of Tenneco Inc. from August 2021 to November 2022. Ms. Kumbier is a member of our Audit Committee and Chair of our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Ms. Kumbier should serve as a director: her professional background and experience, her service on other public company boards and her senior executive level experience in the management of a multinational public manufacturing company, including significant operations, product development, supply chain optimization, business development and strategic planning experience.

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Item 1 on Proxy Card — Election of Directors (continued)

Robert A. Malone

Executive Chairman of the Board, President and Chief Executive Officer of First Sonora Bancshares, Inc. and Retired Chairman of the Board and President, BP America, Inc.

Director since 2015

Age: 72

Robert A. Malone has been the Executive Chairman, President and Chief Executive Officer of First Sonora Bancshares, Inc., a privately-held community bank, since 2014. Mr. Malone is also the Executive Chairman of the Board, President and Chief Executive Officer of The First National Bank of Sonora, Texas (d/b/a Sonora Bank), a community bank owned by First Sonora Bancshares, Inc., since 2014. He joined First Sonora Bancshares and Sonora Bank in 2009 as President and Chief Executive Officer. Mr. Malone was an Executive Vice President of BP plc, an integrated oil and gas company, and was Chairman of the Board and President, BP America Inc. from 2006 to 2009. Mr. Malone has been a director of Halliburton Company, a provider products and services to the energy industry, since 2009 and its Lead Director since 2018, a director of Peabody Energy Corporation, a coal mining company, since 2009, and its Non-Executive Chairman of the Board since 2016. From 2017 to April 2022, he was a director of BP Midstream Partners GP LLC, the general partner of BP Midstream LP, an owner and operator of oil and natural gas pipelines. Mr. Malone is a member of our Audit Committee and our Personnel and Compensation Committee.

The following experience, qualifications, attributes and/or skills led the Board to conclude that Mr. Malone should serve as a director: his professional background and experience, previously held senior executive level positions, his service on other public company boards and his extensive experience with companies in the oil and gas industry and in banking and his expertise in compliance with safety regulations.

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Corporate Governance

Director Independence

In April 2023, our Nominating and Governance Committee assessed, and our Board determined, the independence of each director in accordance with applicable NYSE and SEC rules, as then in effect. To comply with such rules, our Nominating and Governance Committee considered various relationship categories including: whether the director is an employee, amount of stock ownership, and commercial, industrial, banking, consulting, legal, accounting or auditing, charitable and familial relationships, as well as a range of individual circumstances (including social friendships between certain members of the Board). See “Certain Transactions” at page 96. The Nominating and Governance Committee, followed by the Board, determined that each member of our Board of Directors did not have any material relationships with us and was thus independent, except for Dr. Mehrabian, our Executive Chairman. Our management, after reviewing director questionnaires, reported to our Board in February 2024 that information on which the Board based its independence assessment in 2023 had not materially changed. The independent directors are: Charles Crocker, Kenneth C. Dahlberg, Michelle A. Kumbier, Simon M. Lorne, Robert A. Malone, Vincent J. Morales, Jane C. Sherburne, Denise R. Singleton, Michael T. Smith and Wesley W. von Schack.

The Nominating and Governance Committee, followed by the Board, also determined that each member of our Personnel and Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

All of the Board’s standing committees consist only of independent directors.

Corporate Governance and Ethics Guidelines

Our Board of Directors has adopted many “best practices” in corporate governance, including separate standing committees of the Board for each of audit, nominating and governance and personnel and compensation matters, charters for each of the committees, and corporate ethics and compliance guidelines.

Our ethics and compliance guidelines for employees are contained in the Global Code of Ethical Business Conduct. These guidelines apply to all of our employees, including our principal executive, financial and accounting officers. Our employees receive annual ethics training, and questionnaires are distributed annually to various personnel to confirm compliance with these guidelines. We also have a specialized code of ethics for financial executives that supplements the employee guidelines. In addition, we have ethics and compliance guidelines for our third-party service providers.

Our Board of Directors has adopted a Code of Business Conduct and Ethics for directors. This code is intended to provide guidance to directors to help them recognize and deal with ethical issues, including conflicts of interest, corporate opportunities, fair dealing, compliance with law and proper use of the Company’s assets. It also provides mechanisms to report possible unethical conduct.

Our Board of Directors has adopted Corporate Governance Guidelines. These Corporate Governance Guidelines were initially developed by our Nominating and Governance Committee and are reviewed at least annually by such Committee. These Corporate Governance Guidelines incorporate practices and policies under which our Board has operated since its inception, in addition to many of the requirements of the SEC and the NYSE. Some of the principal subjects covered by the Corporate Governance Guidelines include:

•	Director qualification standards.
•	Director responsibilities.
•	Director access to management and independent advisors.
•	Director compensation.
•	Director orientation and continuing education.
•	Management succession.

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Corporate Governance (continued)

•	Annual performance evaluation of the Board and its Committees.
•	Change in professional status and resignations.
•	Role of the lead director.
•	Leadership development.
•	Evaluation of the performance of the Executive Chairman and the Chief Executive Officer.

Copies of our Corporate Governance Guidelines, Global Code of Ethical Business Conduct, Code of Ethics for Financial Professionals, Directors’ Code of Business Conduct and Ethics, Code of Conduct for Service Providers, Corporate Governance Guidelines and Committee charters are available on our website at www.teledyne.com under “Who We Are” — “Corporate Governance”. We intend to post any amendments to these documents and any waivers of the provisions thereof related to directors or executive officers on our website. If at any time you would like to receive a paper copy of these documents free-of-charge, please write to Melanie S. Cibik, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360.

Risk Management Oversight

The risk oversight function of the Board of Directors is carried out by both the Board and the Audit Committee. As provided in its charter, the Audit Committee meets periodically with management to discuss the Company’s major financial and operating risk exposures and the steps, guidelines and policies taken or implemented relating to risk assessment and risk management. Matters of strategic risk are considered by the Board as a whole. At each regularly scheduled meeting of the Audit Committee, our Vice President, Chief Audit Executive reports directly to the Audit Committee on the activities of the Company’s internal audit function. Management also reports to the Audit Committee on legal, finance, accounting, cybersecurity and compliance matters at least quarterly and on tax and information technology matters periodically. Our Executive Vice President, General Counsel and Secretary is also our Chief Compliance Officer, and she reports to our Executive Chairman and our Chief Executive Officer. The Board is provided with reports on legal matters at periodically scheduled meetings and on other matters related to risk oversight on an as needed basis. In addition, the Audit Committee reviews with management the “risk factors” that appear in our Annual Report on Form 10-K prior to its filing.

We have an Enterprise Risk Management Committee to identify significant company risks and determine whether we have appropriate risk management policies, practices and procedures in place. The committee consists of our Vice President, Chief Audit Executive (Chair); Senior Vice President and Chief Financial Officer; Executive Vice President, General Counsel, Chief Compliance Officer and Secretary; Associate General Counsel, Human Resources; Vice President and Chief Information Officer; and individuals representing various business units. The Chair of the Enterprise Risk Management Committee periodically reports to the Audit Committee and the Board of Directors on the progress and results of the actions taken by the committee.

Risks Related to Compensation Policies and Practices

The Company and the Personnel and Compensation Committee have undertaken a process to determine whether the Company’s overall compensation program for employees creates incentives for employees to take excessive or unreasonable risks that could materially harm the Company. As part of this process, the Committee received input and analysis from its independent compensation consultant, Exequity LLP, and management prepared a framework of potential risk and evaluated the Company’s compensation policies in the context of this framework. The results of this evaluation were reviewed by and discussed with the Personnel and Compensation Committee.

We believe that several features of our compensation policies for management employees appropriately mitigate such risks, including a balanced mix of long-and short-term compensation incentives, the use of incentive award plans with capped payouts, the use of a diverse mix of performance measures in our incentive award plans and our stock ownership requirements for key officers. In addition, we use our annual business plan as a baseline for our Annual Incentive Plan targets, which the Personnel and Compensation Committee regards

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Corporate Governance (continued)

as setting an appropriate level of risk taking for the Company. We also believe the Company’s internal legal and financial controls appropriately mitigate the probability and potential impact of an individual employee committing the Company to a harmful long-term business transaction in exchange for short-term compensation benefits. In light of these features of our compensation program and these additional controls, our management and our Personnel and Compensation Committee have concluded that the risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Hedging Policy

Our Insider Trading Policy prohibits short sales of our stock, buying or selling put or call options on our stock, holding our stock in a margin account, pledging our stock as collateral for a loan, or entering into hedging or monetization transactions with respect to our stock, in each case without prior advance approval from our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary (no such advance approvals were granted to directors or named executives in 2023). The foregoing prohibitions apply to our directors, executive officers and any employee who participates in our stock option and restricted stock unit programs.

Board Evaluation Process

Every year the Board and each standing committee of the Board assesses its performance. The evaluation process is overseen by the Nominating and Governance Committee and involves separate interviews of each director by internal counsel to solicit feedback on several issues, including:

•	Board and committee effectiveness, size, composition and frequency of meetings;
•	director access to management and the sufficiency and timeliness of information provided by management;
•	sufficiency of processes for risk oversight;
•	whether directors possess appropriate experience and backgrounds; and
•	whether each director contributes to the effectiveness of the Board.

The results are summarized by the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary and discussed by the Board and each committee in executive session. In addition to providing an opportunity for directors to discuss a wide range of governance-related topics, the evaluation process is used by the Board and each committee to identify opportunities for improvement, make changes to the committee charters, processes and policies, and is linked to our Board’s succession planning activities.

Communications with the Board

Our Corporate Governance Guidelines provide that any interested parties desiring to communicate with our non-management directors, including our lead director, may contact them through our Secretary, Melanie S. Cibik, whose address is: Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360. The Secretary will review each communication received and decide as to whether the communication, or a summary thereof, will be forwarded to the Nominating and Governance Committee or other appropriate Board committee or member.

Stockholder Engagement

We regularly engage with our stockholders to understand their perspectives on Teledyne, including our strategies, financial performance, management and executive compensation. As part of this program, senior management regularly meets with institutional investors. During fiscal year 2023, senior management met with many institutional investors, including the majority of our top 25 investors with actively managed funds, through virtual and in-person investor conferences, virtual and in-person meetings and telephone conferences.

Corporate Responsibility

Teledyne continuously operates within our Global Code of Ethical Business Conduct. We firmly believe that improvement is possible only if we measure our performance and constantly raise our standards through

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Corporate Governance (continued)

ethically oriented practices, including our contributions and commitment to having a positive measurable impact on humanity. Our Global Code of Ethical Business Conduct and other policies and information related to corporate social responsibility can be found at www.teledyne.com under “Who We Are” — “Corporate Governance.”

Environment and Sustainability

Recently, the prominence and importance of sustainability and Environmental, Social and Governance (“ESG”) initiatives have dramatically increased. In November 2022, we published our second Corporate Social Responsibility (“CSR”) report, in which we disclose and highlight some of Teledyne’s most recent efforts focused and sustainability and ESG. We published a supplement to the CSR report in November 2023 to include updated financial information and other information in the report. The CSR report together with its supplement is available under “Who We Are” – “Corporate Social Responsibility” on our website at www.teledyne.com. The CSR report includes data on Teledyne’s combined direct emissions (“Scope 1”) and indirect emissions from purchased energy (“Scope 2”), workplace safety, water usage, waste generation and recycling and workplace demographics.

In 2021, we compiled the first annual global inventory of our greenhouse gas (“GHG”) emissions (starting with fiscal year 2020) and have developed a GHG monitoring and management plan. We have set a goal to reduce our combined Scope 1 and Scope 2 emissions in company operations, normalized for revenue, by 40% from 2020 levels by the end of 2040. Going forward, we will continue to evaluate our emission reduction goals, while at the same time providing the tools and technologies enabling environmental science and climatology across the globe. More information about our carbon footprint and GHG emission reduction efforts and goals, and the contributions that Teledyne products make to carbon monitoring and environmental and climate science, can be found in our CSR report.

Diversity, Equity and Inclusion

We endeavor to build a more diverse and inclusive workplace. In 2020, we formed a committee to oversee our diversity, equity and inclusion efforts. We support programs increasing the inclusion of underrepresented and minority groups, including the enablement of persons with disabilities and the advancement of women in professional fields, particularly in science, technology, engineering, and math (“STEM”). We have broadened our recruitment pools by attending a broader range of job fairs. We also regularly review our policies, processes, and practices in an effort to promote inclusivity for all applicants and employees.

Ethics Help Line

We have a confidential Ethics Help Line, where questions or concerns about us can be raised confidentially and anonymously. The Ethics Help line is available to all our employees, as well as concerned individuals outside the Company. The toll-free help line number is 1-877-666-6968. International dialing instructions are available at www.teledyne.ethicspoint.com. Issues can also be reported via that website. The receipt of material concerns about our accounting, internal controls and auditing matters will be reported to the Audit Committee.

26	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Nominating and Governance Committee and a Personnel and Compensation Committee. From time to time, our Board of Directors may establish other committees. Each of the Audit Committee, Nominating and Governance Committee and Personnel and Compensation Committee has a written charter that can be accessed on our website at www.teledyne.com under “Who We Are” — “Corporate Governance.”

Audit Committee

The members of the Audit Committee are:

  Simon M. Lorne, Chair

  Kenneth C. Dahlberg

  Michelle A. Kumbier

  Robert A. Malone

  Vincent J. Morales

  Jane C. Sherburne

  Denise R. Singleton

  Michael T. Smith

The Audit Committee held six meetings in 2023.

The primary purpose of the Audit Committee is to assist the Board of Directors’ oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualification and the independence of our independent auditor, and the performance of our internal audit function and independent auditor. As provided in its charter, the Audit Committee is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of our independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting). The Audit Committee has been designated as the “qualified legal compliance committee.” In carrying out its responsibilities, the Audit Committee undertakes to do many things, including:

•	Retain and approve the terms of the engagement and fees to be paid to the independent auditor.
•	Evaluate the performance of the independent auditor.
•	Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and us.
•

Review with the independent auditor any problems or difficulties the independent auditor may have encountered, and any management letter provided by the independent auditor and our response to that letter.

•	Review our annual audited financial statements and the report thereon and quarterly unaudited financial statements with the independent auditor and management prior to publication of such statements.
•	Discuss with management the earnings press releases (including the type of information and presentation of information).
•

Review, approve and discuss with management and the senior internal auditing executive the scope of the internal audit plan and any material changes thereto, and responsibilities, budget and staffing of the internal audit function.

•	Review major issues regarding accounting principles and financial statement presentations and judgments made in connection with the preparation of our financial statements.
•	Meet at least quarterly with the senior internal auditing executive to discuss internal audits and findings and management’s response.
•

Meet periodically with management to review our financial risk exposures and the steps management has taken to monitor and control such exposures, including the impact of climate change-related risks and opportunities.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	27

Committees of Our Board of Directors (continued)

•

Meet periodically or on an as needed basis with management to review financings, stock repurchases, significant tax matters, investment strategies, hedging strategies and certain information technology-related matters.

•

Review legal matters that may have a material impact on the financial statements, our compliance policies and any material reports or inquiries received from regulators or governmental agencies with our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, including those matters related to compliance with environmental laws and the health and safety of employees, as well as trade compliance.

The charter of the Audit Committee was last amended and restated on December 21, 2021. (The charter is available on the Corporate Governance Web Page: https://www.teledyne.com/who-we-are/corporate-governance). The Audit Committee charter provides that our senior internal auditing executive reports directly and separately to the Chair of the Audit Committee and the Chief Executive Officer. As required by the charter, our Audit Committee also has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters.

The Audit Committee meets the size, independence and financial sophistication and expertise requirements of the NYSE, including the enhanced independence requirements for Audit Committee members under Exchange Act Rule 10A- 3. The Board of Directors has determined that Simon M. Lorne is an “audit committee financial expert” within the meaning of the SEC regulations and all of the members are “independent” and “financially literate” under the NYSE listing standards. Our Corporate Governance Guidelines and Audit Committee Charter provide that no director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee. Any such determination must be disclosed in the annual Proxy Statement. None of our Audit Committee members serve on more than two other audit committees of public companies. Besides our Audit Committee, each of Ms. Singleton, Ms. Kumbier and Ms. Sherburne simultaneously serves on the audit committee of one other public company.

The report of the Audit Committee is included under “Item 2 on Proxy Card — Ratification of Appointment of Independent Registered Public Accounting Firm” at page 32.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are:

  Michael T. Smith, Chair

  Charles Crocker

  Simon M. Lorne

  Denise R. Singleton

  Wesley W. von Schack

The Nominating and Governance Committee held four meetings in 2023.

The Nominating and Governance Committee undertakes to:

•

Identify individuals qualified to become members of the Board of Directors and to make recommendations to the Board of Directors with respect to candidates for nomination for election at the next Annual Meeting of Stockholders or at such other times when candidates surface or are proposed and, in connection therewith, consider suggestions submitted by our stockholders.

•	Develop and recommend to the Board of Directors corporate governance guidelines.
•	Determine and make recommendations to the Board of Directors with respect to the criteria to be used for selecting new members of the Board of Directors.
•	Oversee the annual process of evaluation of the performance of our Board of Directors and committees.
•	Make recommendations to the Board of Directors concerning the membership of committees of the Board and the chairpersons of the respective committees.

28	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Committees of Our Board of Directors (continued)

•	Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board or on its committees.
•

Administer our formal compensation programs for directors, including the Administrative Rules of the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan Related to Non-Employee Director Restricted Stock Unit Awards and Fees.

•

Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors and its committees, including the orientation of new members and the flow of information.

•	Evaluate Board and committee tenure policies, as well as policies covering the retirement or resignation of incumbent directors.
•

Review and evaluate our policies and practices and monitor our efforts in areas of legal and social responsibility, diversity and sustainability, and when appropriate report and make recommendations to the Board of Directors with respect to such policies and procedures and efforts.

•

Identify and report to the Board of Directors current and emerging trends with respect to political, social, diversity, sustainability, and public policy issues that may affect the business operations, performance or public image of the corporation.

•	Review with the Company’s General Counsel policies, notices, reports or inquires related to compliance with environmental laws, the health and safety of employees and climate change.
•	Evaluate proposals of stockholders intended to be presented at stockholder meetings.
•

Make recommendations to the Board of Directors as to whether to accept or reject a director resignation, or take other action, where a director fails to receive a majority vote as specified under our Fourth Amended and Restated Bylaws and Corporate Governance Guidelines.

The charter of the Nominating and Governance Committee was last amended and restated effective January 1, 2019. The members of the Nominating and Governance Committee are “independent” under the NYSE listing standards. (The charter is available on the Corporate Governance Web Page: https://www.teledyne.com/who-we-are/corporate-governance).

The Nominating and Governance Committee will consider stockholder recommendations for nominees for director. Any stockholders interested in recommending a nominee should follow the procedures outlined in “Other Information — 2024 Annual Meeting and Stockholder Proposals” at page 102. Stockholder recommendations for nominees will be given the same consideration as nominees for director from other sources.

The Nominating and Governance Committee utilizes a variety of methods for identifying and evaluating all nominees for directors. The Committee periodically assesses the appropriate size of the Board and whether vacancies on the Board are expected due to retirement, change in professional status or otherwise. Candidates may come to the attention of the Committee through current Board members, members of our management, stockholders and other persons. The Committee to date has not engaged a professional search firm. Candidates are evaluated at meetings of the Committee and the Board and may be considered at any point during the year.

As stated in the Corporate Governance Guidelines, nominees for director are to be selected based on, among other criteria, experience, knowledge, skills, expertise, integrity, diversity, ability to make analytical inquiries, understanding of or familiarity with our business, products or markets or similar business, products or markets, and willingness to devote adequate time and effort to Board responsibilities. The Committee may establish additional criteria and is responsible for assessing the appropriate balance of criteria required of Board members.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	29

Committees of Our Board of Directors (continued)

Personnel and Compensation Committee

The members of the Personnel and Compensation Committee are:

  Michelle A. Kumbier, Chair

  Charles Crocker

  Kenneth C. Dahlberg

  Robert A. Malone

  Vincent J. Morales

  Jane C. Sherburne

  Wesley W. von Schack

The Personnel and Compensation Committee held five meetings in 2023.

The Personnel and Compensation Committee’s principal authority and responsibilities include:

•	Make recommendations to the Board of Directors concerning executive management organization matters generally.
•

In the area of compensation and benefits, make recommendations to the Board of Directors concerning employees who are also directors, review and approve the corporate goals and objectives relevant to the Executive Chairman, the Chief Executive Officer and other executive officer compensation, evaluate Executive Chairman, Chief Executive Officer and other executive officer performance in light of those goals and objectives, and determine and approve all compensation of the Executive Chairman, the Chief Executive Officer and other executive officers based on this evaluation.

•

Periodically, and when appropriate, review and approve the following as they affect the Executive Chairman, the Chief Executive Officer and other executive officers: (a) any employment agreements and severance arrangements; (b) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (c) any special or supplemental compensation and benefits for the Executive Chairman, the Chief Executive Officer and other executive officers and individuals who formerly served as Chief Executive Officer and executive officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

•	Oversee the Company’s compliance with the requirement under the NYSE rules that, with limited exceptions, require stockholder approval for equity compensation plans.
•

Subject to such stockholder approval, or as otherwise required by applicable law, establish, amend and, where appropriate, terminate incentive compensation plans, equity-based plans, benefit plans, and other bonus arrangements for the Company; and pursuant to the terms of such plans, as may at the time be in effect, administer such plans and make appropriate interpretations and determinations and take such actions as shall be necessary or desirable thereunder, including approval of awards granted pursuant to such plans and repurchase of securities from terminated employees.

•

Make recommendations to the Board of Directors concerning policy and procedures relating to employee benefits and employee benefit plans, including incentive compensation plans and equity-based plans and applicable clawback provisions.

•	Oversee our formal incentive compensation programs, including equity-based plans.
•	Make recommendations to the Board of Directors concerning matters relating to stockholder votes on executive compensation and the frequency of those votes.
•	Report to the Board on succession planning, including plans for interim succession for the Chief Executive Officer in the event of an unexpected occurrence.

The charter of the Personnel and Compensation Committee was last amended and restated on December 19, 2023. (The charter is available on the Corporate Governance Web Page: https://www.teledyne.com/who-we-are/corporate-governance). The members of the Personnel and Compensation Committee are “independent” under the NYSE listing standards.

The Committee is composed exclusively of independent directors that are deemed “non-employee directors” under Section 16 of the Exchange Act.

30	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Committees of Our Board of Directors (continued)

Our Chief Executive Officer works with the Personnel and Compensation Committee Chair, our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary and our Vice President of Human Resources in establishing the agenda for the Committee. Our Chief Executive Officer makes compensation recommendations to the Committee for the named executives (other than himself and the Executive Chairman). The Personnel and Compensation Committee’s Chair reports the committee’s recommendations on executive compensation to the Board. The Personnel and Compensation Committee has the authority, under its charter, to obtain advice and assistance from internal or external legal, accounting or other advisors. The Personnel and Compensation Committee has the sole authority and resources to retain and terminate any compensation consultant to be used to assist in the evaluation of the Executive Chairman’s, Chief Executive Officer’s or other executive officers’ compensation and has sole authority to approve the consultant’s fees and other retention terms. As discussed below under “Compensation Discussion and Analysis,” the Committee retained Exequity LLP to assist the Committee in fulfilling its responsibilities in 2023. The Personnel and Compensation Committee may delegate its responsibility to control and manage the plan assets of our employee benefit plans. In addition, under the terms of our stock incentive plans, the Personnel and Compensation Committee may delegate certain powers and authority under the stock incentive plan as it deems appropriate to a subcommittee and/or designated officers and, as discussed below under “Compensation Discussion and Analysis,” the Personnel and Compensation Committee has made a limited delegation of authority to both our Executive Chairman and Chief Executive Officer to grant stock options and restricted stock units pursuant to this authority.

The report of the Personnel and Compensation Committee is included under “Executive and Director Compensation” at page 49.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	31

Item 2 on Proxy Card — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024. Deloitte & Touche LLP has served as our independent registered public accounting firm effective May 1, 2015. The Audit Committee believes that Deloitte & Touche LLP is knowledgeable about our operations and accounting practices and is well qualified to act in the capacity of independent registered public accounting firm. The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024 is subject to the continued approval of the Audit Committee.

Although the appointment of an independent registered public accounting firm is not required to be approved by the stockholders, the Audit Committee and the Board of Directors believe that stockholders should participate in such selection through ratification. The proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares cast on the proposal by holders present virtually or represented by proxy at the meeting. Unless otherwise instructed, the individuals named as proxies in the proxy card will vote each proxy received by them in favor of ratifying the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024. If you specifically abstain from voting on the proposal, your shares will not affect the outcome of the vote. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee will reconsider the appointment of Deloitte & Touche LLP as an independent registered public accounting firm. Notwithstanding the ratification of Deloitte & Touche LLP as our independent auditors, the Audit Committee, in its discretion, may direct the appointment of new independent auditors at any time during the year if the Audit Committee believes that such a change would be in the best interests of Teledyne and its stockholders. It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

The Board of Directors Recommends

a Vote FOR Ratification of the Appointment

of Deloitte & Touche LLP as the

Company’s Independent Registered Public Accounting Firm.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth fees billed by Deloitte & Touche LLP for professional services rendered for the 2023 fiscal year and for the 2022 fiscal year (in thousands).

	2023	2022

Total Audit Fees(1)	$5,959	$6,657

Total Audit-Related Fees	—	—

Tax Fees(2)	1,675	2,490

All Other Fees(3)	2	—

Total	$7,636	$9,147

(1)

Aggregate fees billed for professional services rendered for the audit of our annual financial statements and internal control pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, for statutory audits of certain subsidiaries, for the reviews of financial statements included in our quarterly reports on Form 10-Q and accounting consultations on matters reflected in the financial statements.

(2)	Tax fees related to U.S. Federal and State compliance services and tax advisory services for our U.S. and foreign subsidiaries.
(3)	Fees for the Company’s subscription to Deloitte’s online accounting and reporting technical library.

32	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Item 2 on Proxy Card — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm (continued)

Guidelines Regarding External Auditing Firms

Our Audit Committee has adopted guidelines relating to the rendering of services by external auditors. The principal terms are as follows:

Pre-Approval of Audit Services. The guidelines require the approval of the Audit Committee prior to retaining any firm to perform any Audit Services. “Audit Services” include the services necessary to audit our consolidated financial statements for a specified fiscal year and the following audit and audit-related services: (a) Statement on Auditing Standards No. 71 quarterly review services; (b) regulatory and employee benefit plan financial statement audits; and (c) compliance and statutory attestation services for our subsidiaries. Subject to limited exceptions, the policies further provide that the Audit Committee must pre-approve the engagement of our independent registered public accounting firm to provide any services other than Audit Services. The Chair of the Audit Committee may, however, pre-approve the engagement of our independent registered public accounting firm for such non-audit services to the extent the fee is reasonably expected to be less than $150,000. Pre-approval will not be required for de minimis services if (i) the costs of such services in the aggregate are less than $150,000 or 5% of the total fees of our independent registered public accounting firm, whichever is lesser during such fiscal year, (ii) such services were not recognized by us at the time of the engagement to be non-audit services; and (iii) such services are promptly and subsequently approved by the Audit Committee or the Chair of the Audit Committee (if reasonably expected to be less than $150,000 or 5% of the total fees of our independent registered public accounting firm, whichever is lesser) prior to completion of the audit.

Executive Relationship Limitation. The guidelines provide that no firm shall perform for us any Audit Service if the Company’s Chief Executive Officer, Chief Financial Officer, Controller, Chief Accounting Officer, or any person serving in an equivalent position for the Company, was employed by that firm and participated in any capacity in the Company’s audit during the one-year period preceding the date of the initiation of the audit.

Non-Audit Services Limitations. If the fee for any non-audit services is reasonably expected to be $350,000 or more, we must seek at least one competing bid from another firm prior to engaging our independent registered public accounting firm, unless there are exceptional circumstances or if it relates to the public offering of our securities. Management will determine whether awarding the assignment to our independent registered public accounting firm would be advantageous to us because our independent registered public accounting firm could utilize its deeper knowledge of the Company to do a more efficient and effective job than another provider of services or could perform the services for a lower fee. While price will be a factor in evaluating competing proposals, professional competence, client service and experience in handling similar matters are also key factors. Prior to retaining our independent registered public accounting firm to perform services other than Audit Services, management will consider whether such retention could impair our independent registered public accounting firm’s independence.

The guidelines prohibit us from engaging our independent registered public accounting firm to perform any of the following non-audit services or other services that the Public Company Accounting Oversight Board determines by regulation to be prohibited: bookkeeping or other services related to accounting records or financial statements; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal auditing outsourcing services; management functions or human resources; broker or dealer, investment advisor, or investment banking services; individual tax services to executives; roles that involve financial reporting responsibility; or legal services and expert services unrelated to the audit.

Hiring Limitation. To avoid appearances of conflicts of interest, we will not hire before a one-year cooling-off period into either a finance function or an audit function personnel of our independent registered public accounting firm who are at the level of partner, principal or manager if such person worked on the audit of our consolidated financial statements during the fiscal year just ended or if such person is working on the audit of our consolidated financial statements for the current fiscal year.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	33

Item 2 on Proxy Card — Ratification of Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm (continued)

Audit Partner Rotation. The guidelines provide that neither the lead or coordinating partner of our independent registered public accounting firm having primary responsibility for our audit, nor the partner responsible for reviewing our audit, shall perform Audit Services for the Company for more than five consecutive fiscal years. An audit director can perform Audit Services for up to seven consecutive fiscal years.

On a quarterly basis in executive session, management and our independent registered public accounting firm review with the Audit Committee all audit, non-audit and tax services that the firm provides to us. For 2023, all audit and non-audit services rendered by our independent registered public accounting firm were pre-approved in accordance with our policies.

In making its recommendation to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2024 fiscal year, the Audit Committee considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining Deloitte & Touche LLP’s independence.

34	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Audit Committee Report

The following report of the Audit Committee is included in accordance with SEC rules and regulations. It does not constitute “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference into any of our filings under the Exchange Act.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 31, 2023 (the “Financial Statements”) of Teledyne Technologies Incorporated and its consolidated subsidiaries (the “Company”).

The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended and restated as of December 21, 2021, which has been adopted by the Board of Directors. The Audit Committee is comprised of eight directors. The Company’s Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the applicable rules of the New York Stock Exchange. The Board of Directors has also determined that at least one director has “financial management expertise” under New York Stock Exchange listing standards and that Simon M. Lorne is an “audit committee financial expert” within the meaning of the Securities and Exchange Commission regulations.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s Financial Statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee reviewed and discussed the Company’s Financial Statements with management and Deloitte & Touche and discussed with Deloitte & Touche the matters required to be discussed by the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee has received written disclosures and the letter from Deloitte & Touche required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche’s communication with the Audit Committee concerning independence and has discussed with Deloitte & Touche its independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and Deloitte & Touche. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

  Simon M. Lorne, Chair

  Kenneth C. Dahlberg

  Michelle A. Kumbier

  Robert A. Malone

  Vincent J. Morales

  Jane C. Sherburne

  Denise R. Singleton

  Michael T. Smith

February 20, 2024

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	35

Item 3 on Proxy Card — Advisory Resolution on Executive Compensation

In accordance with Section 14A of the Exchange Act, we are asking stockholders to approve on an advisory basis a resolution on the Company’s executive compensation as reported in this Proxy Statement. As described below in the “Compensation Discussion and Analysis” section of this Proxy Statement, our executive compensation program is designed to attract and retain high quality executives and to align the interest of management with the interests of stockholders by rewarding both short- and long-term performance.

We urge stockholders to read the “Compensation Discussion and Analysis” below, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narratives which provide detailed information on the compensation of our named executives. The Personnel and Compensation Committee believes that the policies and procedures articulated in the “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our named executives reported in this Proxy Statement has supported and contributed to the Company’s success.

We are asking stockholders to approve the following advisory resolution at the 2024 Annual Meeting:

RESOLVED, that the compensation paid to the Company’s named executive officers during 2023, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2024 Annual Meeting of Stockholders, is hereby APPROVED, on an advisory basis.

This advisory resolution, commonly referred to as a “say on pay” resolution, is not binding on the Board of Directors or the Company. Although non-binding, the Board and the Personnel and Compensation Committee will carefully review and consider the voting results when evaluating our executive compensation program.

The proposal to adopt the advisory resolution set forth above will be approved by the stockholders if it receives the affirmative vote of a majority of the shares cast by those holders present virtually or represented by proxy at the meeting. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to approve the advisory resolution. If you specifically abstain from voting on the proposal, your shares will not affect the outcome of the vote.

Following the 2023 Annual Meeting of Stockholders, our stockholders voted in a non-binding advisor vote in favor of holding an advisory “say on pay” vote on an annual basis, which our Board of Directors approved. Therefore, we currently expect our next say on pay proposal (after the vote on this Item 3) will be held at our next annual meeting in 2025, particularly in light of the result of the advisory vote approving the frequency of future advisory votes on executive compensation at the 2023 Annual Meeting of Stockholders.

The Board of Directors Recommends

a Vote FOR Approval of the Advisory Resolution

on Executive Compensation.

36	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Item 4 on Proxy Card — Board Declassification Charter Amendment to Our Restated Certificate of Incorporation

Background

Our Restated Certificate of Incorporation (the “Certificate of Incorporation”) currently provides that the Board shall be divided into three classes as nearly equal in number as possible with members of each class serving for three-year terms. Teledyne’s Board of Directors has unanimously approved and is recommending that stockholders approve an amendment to Article TEN of our Certificate of Incorporation to provide for the phased-in elimination of the classified Board of Directors structure and the annual election of directors. We refer to this proposed amendment to our Certificate of Incorporation as the “Board Declassification Charter Amendment” in this Proxy Statement.

In its review of our classified board structure, the Board has carefully weighed the advantages and disadvantages of maintaining a classified board structure. The Board considered that many U.S. public companies have eliminated their classified board structures in recent years in favor of annual elections and that many investors now consider the election of directors to be the primary means for stockholders to influence corporate governance policies and to increase a board’s accountability.

The Nominating and Governance Committee regularly considers and evaluates a broad range of corporate governance issues affecting Teledyne and takes into consideration feedback we receive from our stockholders. After carefully weighing these considerations and stockholder opinion on this topic, the Board concluded that the annual election of all directors will both enhance our corporate governance practices and be an effective way to maintain and enhance the accountability of the Board. Accordingly, the Board, upon the recommendation of the Nominating and Governance Committee, has unanimously determined that it is in the best interests of the Company to eliminate the classified board structure.

Text of the Proposed Charter Amendment

Our Certificate of Incorporation currently provides that the Board shall be divided into three classes as nearly equal in number as possible with members of each class serving for three-year terms. If this proposal is approved, all directors will be elected annually beginning at the 2027 Annual Meeting. The directors to be elected at the 2024 Annual Meeting will be elected to serve a full three-year term. The directors to be elected at the 2025 Annual Meeting will be elected to serve a two-year term. The directors to be elected at the 2026 Annual Meeting will be elected to serve a one-year term. At the 2027 Annual Meeting and at each meeting of stockholders thereafter, all directors will be elected annually. Because the declassification process discussed in this proposal would not be complete until the 2027 Annual Meeting, it would not operate to shorten the upcoming term of any of our directors nominated for election at the 2024 Annual Meeting, ensuring a smooth transition to annual elections of all of our directors. All directors elected to fill vacancies will hold office for a term expiring at the annual meeting at which the term of the class to which they have been elected expires. We propose to amend Article TEN of our Certification of Incorporation so that it would state in its entirety as follows:

“TEN: (A) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by the affirmative vote of a majority of the whole Board of Directors. Each director serving as a director immediately following the 2024 Annual Meeting of Stockholders, unless he or she may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall hold office until the expiration of the term for which he or she has been elected, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. At the 2024 Annual Meeting of Stockholders, the

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	37

Item 4 on Proxy Card — Board Declassification Charter Amendment to Our Restated Certificate of Incorporation (continued)

successors to the class of directors whose terms expire at that meeting shall be elected for a three-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2026 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2027 Annual Meeting of Stockholders, and at each meeting of stockholders thereafter, each director shall be elected for a one-year term expiring at the next Annual Meeting of Stockholders. Each director shall hold office until the expiration of the term for which he or she is elected, and until his or her successor shall have been elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

(B) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors:

(a) In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the Board of Directors due to death, resignation, removal, disqualification or any other reason, the successors to fill the vacancies, shall be elected only by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director and not by the stockholders, unless otherwise provided by law or by resolution adopted by a majority of the whole Board of Directors.

(b) Directors appointed in the manner provided in paragraph (a) to newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or any other cause shall hold office for a term expiring at the next annual meeting of stockholders at which their term expires.

(c) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(C) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any director or directors may be removed from office at any time, but only for cause and only by the affirmative vote of 75% of the Voting Power, voting together as a single class.”

The general description of the proposed amendment to Teledyne’s Certificate of Incorporation set forth above is qualified in its entirety by reference to the text of the proposed amendments to the Certificate of Incorporation, which are attached as Annex A to this Proxy Statement.

Vote Required; Board Recommendation

The Board has unanimously adopted and is submitting for stockholder approval two amendments to our Certificate of Incorporation, this Item 4, which institutes the phased-in elimination of the classified Board of Directors structure and the annual election of directors and Item 5, which provides for officer exculpation. Each of the two proposed amendments will be voted on separately and the effectiveness of any proposed amendment is not conditioned on the approval of any other proposed amendment.

The affirmative vote of the holders of at least 75% of the shares of the Company’s outstanding common stock entitled to vote at the Annual Meeting will be required for approval of this proposal. Abstentions and broker non-votes will have the effect of a vote against this proposal. If approved, the Certificate of Incorporation will be amended to incorporate each amendment that receives the requisite stockholder approval and such

38	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Item 4 on Proxy Card — Board Declassification Charter Amendment to Our Restated Certificate of Incorporation (continued)

amendments will become effective upon its filing with the Secretary of State of the State of Delaware, which we intend to do following the Annual Meeting. If the proposal is approved, the Board will make conforming amendments to our Bylaws.

The Board of Directors Recommends a Vote FOR

the Amendment of Teledyne’s Certificate of Incorporation

to Declassify the Board of Directors.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	39

Item 5 on Proxy Card — Officer Exculpation Charter Amendment to Our Restated Certificate of Incorporation

Background

Our Restated Certificate of Incorporation (the “Certificate of Incorporation”) limits the monetary liability of our directors in certain circumstances pursuant to, and consistent with, the DGCL. Effective August 1, 2022, Section 102(b)(7) of the DGCL was amended to permit a corporation to include within its certificate of incorporation a provision eliminating or limiting monetary liability for certain senior corporate officers for a breach of the duty of care in certain circumstances. Teledyne’s Board of Directors has unanimously approved and declared advisable that it is in the best interests of the Company and our stockholders to amend our Certificate of Incorporation to add Article FOURTEEN, to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Certificate of Incorporation as the “Officer Exculpation Charter Amendment” in this proxy statement.

Teledyne’s Board believes that amending our Certificate of Incorporation to add the authorized liability protection for certain officers, consistent with the protection in our Certificate of Incorporation currently afforded our directors in Article SEVEN of our Certificate of Incorporation, is necessary in order to continue to attract and retain experienced and qualified officers. The proposed Officer Exculpation Charter Amendment would allow for the exculpation of certain officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the Company itself or for derivative claims brought by stockholders in the name of the Company. As is currently the case with directors under Article SEVEN of our Certificate of Incorporation, the Officer Exculpation Charter Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, and any transaction from which the officer derived an improper personal benefit.

Text of Proposed Charter Amendment

Our Certificate of Incorporation currently provides for the exculpation of directors, but does not include a provision that allows for the exculpation of officers. To ensure the Company is able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to add Article FOURTEEN to our Certification of Incorporation so that it would state in its entirety as follows:

“FOURTEEN: No officer of the Company shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law (“DGCL”), as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article, or the adoption of any provision of the Restated Certificate of Incorporation inconsistent with this Article, shall not adversely affect any right or protection of an officer of the Corporation with respect to act of omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after the approval of this Article by the stockholders to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.”

The general description of the proposed amendment to Teledyne’s Certificate of Incorporation set forth above is qualified in its entirety by reference to the text of the proposed amendments to the Certificate of Incorporation, which are attached as Annex A to this Proxy Statement.

40	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Item 5 on Proxy Card — Officer Exculpation Charter Amendment to Our Restated Certificate of Incorporation (continued)

Vote Required; Board Recommendation

The Board has unanimously adopted and is submitting for stockholder approval two amendments to our Certificate of Incorporation, this Item 5, provides for officer exculpation and Item 4, which institutes the phased-in elimination of the classified Board of Directors structure and the annual election of directors. Each of the two proposed amendments will be voted on separately and the effectiveness of any proposed amendment is not conditioned on the approval of any other proposed amendment.

The approval of the amendment to our Certificate of Incorporation requires the affirmative vote of a majority of shares outstanding and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will have the effect of a vote against this proposal. If approved, the Certificate of Incorporation will be amended to incorporate each amendment that receives the requisite stockholder approval and such amendments will become effective upon its filing with the Secretary of State of the State of Delaware, which we intend to do following the Annual Meeting.

The Board of Directors Recommends a Vote FOR

the Amendment of Teledyne’s Certificate of Incorporation

to Provide for Officer Exculpation.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	41

Item 6 on Proxy Card — Stockholder Proposal to Adopt Simple Majority Voting

A stockholder has informed the Company that he intends to present the proposal set forth below at our Annual Meeting. The name and address of the stockholder and the number of the Company’s securities that the stockholder owns will be provided to stockholders promptly upon request. If the stockholder or his qualified representative is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the stockholder proposal is presented below as submitted by the stockholder and is quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

For the reasons stated in the Board’s Statement in Opposition,

which follows the stockholder proposal,

the Board unanimously recommends that

you vote “AGAINST” the stockholder proposal.

Stockholder Proposal

Proposal 6 — Simple Majority Vote

Shareholders request that our board take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This includes making the necessary changes in plain English.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. Supermajority voting requirements have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to “What Matters in Corporate Governance” by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements are used to block initiatives supported by most shareowners but opposed by a status quo management.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy, McGraw-Hill and Macy’s. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice. This proposal topic also received overwhelming 98%-support each at the 2023 annual meetings of American Airlines (AAL) and The Carlyle Group (CG).

The overwhelming shareholder support for this proposal topic at hundreds of major companies raises the question of why Teledyne Technologies had not initiated this proposal topic earlier.

Please vote yes:

Simple Majority Vote — Proposal 6

42	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Item 6 on Proxy Card — Stockholder Proposal to Adopt Simple Majority Voting (continued)

Vote Required

Proposal 6 set forth above will be approved by the stockholders if it receives the affirmative vote of a majority of the shares cast by those holders present virtually or represented by proxy at the meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining a quorum but will not have any effect on the outcome of the proposal.

The Board’s Statement in Opposition

The Board has considered this proposal and concluded that its adoption is not in the best interests of our stockholders. Accordingly, the Board unanimously recommends a vote AGAINST this proposal for the following reasons.

We Have an Excellent Corporate Governance Structure

Our Board is firmly committed to excellence in corporate governance and has adopted a wide range of practices and procedures that promote effective Board oversight. Our Board believes that the corporate governance concerns raised by the proponent are misplaced. Some of the Company’s progressive governance practices include the following:

•	10 of our 11 current directors, or 91%, are “independent” under the standards adopted by the Securities and Exchange Commission and NYSE;
•	each of Teledyne’s Audit, Personnel and Compensation and Nominating and Governance Committees is composed solely of independent directors;
•	the independent directors meet in regularly scheduled executive sessions, led by the Lead Independent Director without management present;
•

a majority voting standard applies in uncontested elections of directors, such that in an uncontested election, a nominee will be elected to the Board if the number of shares voted for the nominee exceeds the number of shares voted against the nominee, and if an incumbent director is not elected by a majority of votes cast, he or she is expected to offer to tender his or her resignation to the Board; and

•

the Company has adopted proxy access, which allows stockholders owning at least 3% of the Company’s common stock for three years to nominate, and include in the Company’s proxy materials, director candidates constituting up to 20% of the Board; and

•

In the 2024 Annual Meeting, the Board is recommending an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of directors and the phased-in declassification of the Board.

Existing Supermajority Voting Thresholds Apply in Limited Circumstances

A majority of the total number of votes present at a meeting is required for passage of all matters voted upon by stockholders, other than select proposals to amend the Certificate of Incorporation. An affirmative vote of 75% of the outstanding shares is required to amend the sections of the Certificate of Incorporation relating to procedures for amending the Bylaws, director indemnification, procedures related to the election of directors and matters brought before regular and special meetings of stockholders, the election of directors and Board structure, committees of the Board of directors and to adopt a fundamental change.

Supermajority voting provisions such as these are prevalent among S&P 500 companies, with many companies within the index maintaining some form of a supermajority voting threshold. These voting standards comply with applicable law, have been in place since we became a public company over twenty years ago and are in place to maximize long-term value for our stockholders and provide protection for all stockholders against self-interested actions of one or a few large stockholders.

Our Board believes that in the limited circumstances as provided in our Certificate of Incorporation and Bylaws, the higher voting requirements are appropriate because those fundamental matters should require the support of a broad consensus of the Company’s stockholders, rather than a simple majority of the votes present at a meeting.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	43

Item 6 on Proxy Card — Stockholder Proposal to Adopt Simple Majority Voting (continued)

Benefits to Stockholders from Supermajority Provisions

Under a simple majority vote standard, where only a “majority of the votes cast for and against” is required, a few large stockholders would have the power to approve actions that would significantly alter the governance of the Company, including fundamental changes to the Company’s corporate governance structure or operations that could negatively impact the interests of all stockholders. This means a very small group of stockholders could act in their own self-interests and possibly to the detriment of the Company’s other stockholders. Our Board believes that the few heightened voting standards currently existing in the Certificate of Incorporation and Bylaws protect our stockholders against such actions and should not be eliminated.

For these reasons, the Board unanimously urges

stockholders to vote “AGAINST” the proposal to

provide for simple majority vote.

44	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Other Business

We know of no business that may be presented for consideration at the meeting other than the six action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, including a proposal to adjourn or postpone the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

Following adjournment of the formal business meeting, stockholders will have an opportunity to submit questions about our Company and businesses. Questions will be answered after the meeting by following up directly with the stockholder of record or the registered beneficial owner. Please include your email address with your question so that we may follow up with you.

Stock Ownership Information

Five Percent Owners of Common Stock

The following table sets forth the number of shares of our common stock owned beneficially by each person or entity known to us to own beneficially more than five percent of our outstanding common stock. As of February 14, 2024, we had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of our common stock. In general, “beneficial ownership” includes those shares that a person or entity has the power to vote or transfer, and options to acquire common stock that are exercisable currently or within 60 days. As of February 14, 2024, we had 47,374,684 shares outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

The Vanguard Group, Inc.

100 Vanguard Blvd Malvern, PA 19355	5,516,154	(1)	11.6%

T. Rowe Price Associates, Inc.

100 E. Pratt Street Baltimore, MD 21202	4,890,744	(2)	10.3%

BlackRock, Inc.

50 Hudson Yards New York, NY 10001	4,126,878	(3)	8.7%

T. Rowe Price Investment Management, Inc.

100 E. Pratt Street Baltimore, MD 21202	2,772,600	(4)	5.9%

(1)

Based on an amendment to Schedule 13G filed with the SEC by The Vanguard Group, Inc. on February 13, 2024, reporting shared voting power with respect to 56,926 shares, shared dispositive power with respect to 190,827 shares and sole dispositive power with respect to 5,325,327 shares.

(2)

Based on an amendment to Schedule 13G filed with the SEC by T. Rowe Price Associates, Inc. on February 14, 2024, reporting that it has sole voting power with respect to 1,826,192 shares, and sole dispositive power with respect to 4,889,362 shares.

(3)

Based on an amendment to Schedule 13G filed with the SEC by BlackRock, Inc. on January 25, 2024, reporting that it has sole voting power with respect to 3,803,373 shares, and sole dispositive power with respect to 4,126,878 shares.

(4)

Based on a Schedule 13G filed with the SEC by T. Rowe Price Investment Management, Inc. on February 14, 2024, reporting that it has sole voting power with respect to 823,305 shares, and sole dispositive power with respect to 2,772,600 shares.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	45

Stock Ownership Information (continued)

Stock Ownership of Management

The following table shows, as of February 14, 2024, the number of shares of common stock beneficially owned by (i) our directors and executive officers named in the executive compensation tables, and (ii) our directors and Section 16 statutory officers as a group, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act. Certain shares beneficially owned by our officers and directors may be held in accounts with third party brokerage firms.

Beneficial Owner	Number of Shares		Percent of Class

Robert Mehrabian	332,812	(1)	*

Susan L. Main	62,986	(2)	*

Stephen F. Blackwood	32,177	(3)	*

Jason VanWees	92,402	(4)	*

Edwin Roks	59,326	(5)	*

George C. Bobb III	32,942	(6)	*

Charles Crocker	49,513	(7)	*

Kenneth C. Dahlberg	18,316	(8)	*

Michelle A. Kumbier	1,214	(9)	*

Simon M. Lorne	69,069	(10)	*

Robert A. Malone	4,505	(11)	*

Vincent J. Morales	520	(12)	*

Jane C. Sherburne	5,082	(13)	*

Denise R. Singleton	1,212	(14)	*

Michael T. Smith	56,073	(15)	*

Wesley W. von Schack	10,403	(16)	*

All directors and executives as a group (18 persons)	899,245	(17)	1.88%

*	Less than one percent.

(1)

The amount includes 180,313 shares held by The Mehrabian Living Trust, of which Dr. Mehrabian and his wife are trustees. The amount also includes 15,489 shares of unvested restricted stock subject to forfeiture and 137,010 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024. Does not include 2,517 unvested restricted stock units subject to forfeiture.

(2)

The amount includes 1,148 shares of unvested restricted stock subject to forfeiture, and 22,918 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024. Includes 1,358 shares acquired under Teledyne’s Employee Stock Purchase Plan based on information received as of January 2024. Also includes 1,000 shares held jointly by Ms. Main’s spouse.

(3)

The amount includes 866 shares of unvested restricted stock subject to forfeiture, and 20,430 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024. Includes 272 shares acquired under Teledyne’s Employee Stock Purchase Plan and 180 shares held in Teledyne’s 401(k) Plan based on information received as of January 2024. Does not include 952 unvested restricted stock units subject to forfeiture.

(4)

The amount includes 1,159 shares of unvested restricted stock subject to forfeiture and 42,379 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024. Also includes 524 shares acquired under Teledyne’s Employee Stock Purchase Plan and 3,033 shares held in Teledyne’s 401(k) Plan based on information received as of January 2024. Does not include 1,316 unvested restricted stock units subject to forfeiture.

46	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Stock Ownership Information (continued)

(5)

The amount includes 50,654 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024. Also includes 52 shares acquired under Teledyne’s Employee Stock Purchase Plan and 416 shares held in Teledyne’s 401(k) Plan based on information received as of January 2024. Does not include 4,061 unvested restricted stock units subject to forfeiture.

(6)

The amount includes 1,288 shares of unvested restricted stock subject to forfeiture and 22,474 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024. Also includes 52 shares acquired under Teledyne’s Employee Stock Purchase Plan based on information received as of January 2024. Includes 7,817 shares held jointly with Mr. Bobb’s spouse. Does not include 1,465 unvested restricted stock units subject to forfeiture.

(7)

The amount includes 13,513 shares held by The Crocker Revocable Trust, Charles Crocker, Trustee, 4,000 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024, and 568 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(8)	The amount includes 18,316 shares held by the Dahlberg Family Trust. Does not include 419 unvested Restricted Stock Units.

(9)	The amount consists of 826 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(10)

The amount includes 5,789 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024, and 2,025 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(11)	Does not include 419 unvested Restricted Stock Units.

(12)	The amount consists of 520 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(13)	The amount includes 4,418 shares held by the Jane Sherburne Revocable Trust and 664 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(14)	The amount includes 859 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(15)	The amount includes 200 shares owned by Mr. Smith’s wife, beneficial ownership of which is disclaimed. Does not include 419 unvested Restricted Stock Units.

(16)

The amount includes an aggregate of 8,223 shares held by The von Schack revocable Trust and The Wesley von Schack Revocable Trust, and 2,180 vested Restricted Stock Units. Does not include 419 unvested Restricted Stock Units.

(17)

This amount includes an aggregate of 344,100 shares of our common stock underlying stock options exercisable within 60 days of February 14, 2024, 22,378 shares of restricted stock and 7,642 vested Restricted Stock Units. Does not include 23,770 unvested Restricted Stock Units. This amount also includes 200 shares of which beneficial ownership is disclaimed. Includes 229,040 shares held jointly and in trusts. This amount includes shares beneficially held by two Section 16 executive officers not listed on the table because they are not named executive officers.

Phantom Shares. Prior to January 1, 2015, non-employee directors could elect to defer payment of up to 75% of their annual retainer fees and committee chair fees and 100% of their meeting fees under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan (Deferred Compensation Plan). Non-employee directors could elect to have their deferred monies treated as though they are invested in our common stock (Teledyne Common Stock Phantom Fund). Deferrals to the Teledyne Common Stock Phantom Fund mirrored actual purchases of stock, but no actual stock is issued, and the award is settled in cash. There are no voting or other stockholder rights associated with the Teledyne Common Stock Phantom Fund. As of February 14, 2024, the following directors had the following number of phantom shares of common stock under the Deferred Compensation Plan: Charles Crocker — 451 phantom shares; Simon M. Lorne — 1,049 phantom shares; and Michael T. Smith — 1,245 phantom shares.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	47

Stock Ownership Information (continued)

Securities Authorized for Issuance under Equity Compensation Plans as of December 31, 2023

The following table summarizes information about our common stock that may be issued upon the exercise of options, warrant and rights under all of our equity compensation plans, as of December 31, 2023:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(a)		Weighted-Average Exercise Price of Outstanding Options, Warrants or Rights(b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans [excluding securities reflected in column(a)]

Equity compensation plans approved by security holders:

Amended and Restated 2008 Incentive Award Plan(1)	4,440		$63.30		—

Amended and Restated 2014 Incentive Award Plan(2)	1,420,087	(3)	$250.38	(4)	1,874,022	(5)

Equity compensation plans not approved by security holders:

Employee Stock Purchase Plan(6)	—		—		1,000,000

Total	1,420,087		$249.76	(4)	2,874,022

(1)

No additional awards may be granted under the Amended and Restated 2008 Incentive Award Plan (2008 Plan). Any shares available under the 2008 Plan on the effective date of the 2014 Plan or that were subject to awards under the 2008 Plan that were forfeited or lapsed following the effective date of the 2014 Plan are automatically transferred to the Amended and Restated 2014 Plan.

(2)	On April 26, 2017, the stockholders of Teledyne approved the amendment and restatement of the 2014 Incentive Award Plan, which increased the shares available by 2,500,000.

(3)	Includes 86,555 shares subject to restricted stock unit awards issued to employees and directors.

(4)	Does not include the securities described in footnote (3) above, which do not have an exercise price.
(5)

The number of shares available for future issuance (i) includes shares transferred from the 2008 Plan (see footnote (1) above); and (ii) assumes the issuance of 86,555 shares subject to restricted stock unit awards issued to employees and directors.

(6)

We maintain an Employee Stock Purchase Plan (commonly known as The Stock Advantage Plan) for eligible employees. It enables employees to invest in our common stock through automatic, after-tax payroll deductions, within specified limits. We add a 25% matching Company contribution up to $1,196 annually. Our contribution is currently paid in cash and the plan administrator purchases shares of our common stock in the open market. Historically, all shares used to fund the Employee Stock Purchase Plan have been purchased on the open market and no new shares have been issued.

48	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Executive and Director Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Personnel and Compensation Committee (referred to as the “Committee” in this CD&A) has made under those programs, and the factors considered in making those decisions. This CD&A focuses on the compensation of our Named Executive Officers for 2023, who are listed below and appear in the Compensation Tables beginning on page 71.

The following individuals represented our named executive officers (“NEOs” or “named executives”) for 2023:

Name	Position at 2023 Fiscal Year End

Robert Mehrabian	Chairman, President and Chief Executive Officer

Susan L. Main	Former Senior Vice President and Chief Financial Officer

Stephen F. Blackwood	Senior Vice President and Chief Financial Officer

Edwin Roks	Executive Vice President and President – Digital Imaging

George C. Bobb III	Executive Vice President and President – Aerospace & Defense Electronics

Jason VanWees	Vice Chairman

All of our NEOs were corporate executives during 2023, except that Dr. Roks was also the President of the Digital Imaging segment and Mr. Bobb was President of the Aerospace and Defense Electronics Segment and had executive oversight responsibility for the Marine Instrumentation group, the Engineered Systems Segment, Teledyne Scientific and Imaging, LLC and Teledyne’s Information Technology function.

On December 1, 2023, Mr. Blackwood succeeded Ms. Main as Senior Vice President and Chief Financial Officer. Effective January 1, 2024, Dr. Mehrabian became Teledyne’s Executive Chairman, Dr. Roks became Teledyne’s Chief Executive Officer and Mr. Bobb became Teledyne’s President and Chief Operating Officer.

Our Compensation Objectives and Core Principles

Our objective with respect to executive compensation is to attract and retain executives of the highest quality and to align the interests of management with the interests of stockholders by rewarding both short- and long-term performance. To this end, we are guided by the following principles:

Pay for Performance

The majority of NEO pay is at-risk and performance-based:

•  Other than base salary, all of our CEO’s 2023 pay was at-risk and/or tied to Company stock price

•   NEO pay is tied to metrics based upon return to stockholders over time and the Company’s operating performance, including results against long-term growth targets

Alignment with Stockholders	Our compensation programs align NEOs’ interests with those of our stockholders: • A majority of pay for our NEOs is tied to Company performance. • We maintain stock ownership guidelines for all NEOs.

Programs Drive Long- Term Growth	We invest in and reward talent with the greatest potential to drive the long-term growth of our Company, while holding NEOs accountable to the Company’s strategy and values

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Compensation Discussion and Analysis (continued)

Checklist of Compensation Practices

What We Do	What We Don’t Do

✓  Pay for performance. We align pay and performance, with the majority of NEO pay “at-risk”

✓ Maintain conservative compensation risk profile. Performance incentive awards are capped and there will be no payout if minimum performance goals are not achieved

✓  Peer-based, market-informed compensation. Base salaries and other components of NEO compensation are informed by external market conditions, including peer group data provided by independent compensation consultants, and are approved by the Committee, which consists entirely of independent directors

✓  Limited perquisites. Perquisites are minimal

✓  Double-Trigger provisions in the event of a change in control. We include “double-trigger” change in control provisions in our NEOs’ severance agreements

✓  Maintain robust stock ownership guidelines. We have stock ownership guidelines for key executive officers and directors

✓  Company-adopted clawback policy. We have a formal policy related to the “clawback” of incentive compensation in the event of a financial restatement or in the event of a felony, willful misconduct, or breach of a fiduciary duty, or the commission of an act of fraud, embezzlement, or misappropriation. Our clawback policy covers incentive-based compensation, including time-based stock options and restricted stock units and complies with the NYSE listing exchange rules

  No guaranteed variable compensation. We do not guarantee bonuses, or equity awards, outside of certain negotiated, one-time new hire situations (no such situations existed for NEOs in 2023)

  No upward exercise of discretion. We have not exercised discretionary upward adjustment to incentive awards for individuals who were NEOs as of the grant date of such award

  No discounting or repricing of underwater stock options. We have never re-priced stock options

  No short selling, hedging, or pledging of Company stock. Our insider trading policy prohibits short sales of our stock and pledging or hedging of Company stock by directors and all employees who have been granted options to purchase the Company’s Common stock or granted awards of the Company’s Common Stock in the form of restricted stock or restricted stock units, including executive officers, in each case without prior advance approval from our Executive Vice President, General Counsel, Chief Compliance Officer and Secretary (no such advance approvals were granted to directors or NEOs in 2023)

  No excise or other tax gross-ups to executives in the event of a change in control. We do not provide executive officers with tax gross-ups related to change in control

Highlights of 2023 Performance and Stockholder Return

2023 Financial Performance. In 2023, Teledyne achieved record annual revenue, record net income, record diluted earnings per share and record operating margin. Nevertheless, we failed to achieve many of our target goals for the year, and as a result Annual Incentive Plan awards were lower than in recent years.

Total Stockholder Return (“TSR”) Performance. The graph below shows Teledyne’s cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on our common stock for the five fiscal years ending December 31, 2023, as compared to the Standard & Poor’s 500 Composite Index and the Standard & Poor’s 1500 Industrials. Teledyne is a stock component of the S&P 500. The graph assumes $100 was invested on December 30, 2018. In accordance with the rules of the SEC, this presentation is not incorporated by reference into any of our registration statements under the Securities Act.

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Compensation Discussion and Analysis (continued)

Role of the Committee, Management, and Independent Compensation Consultant

The Personnel and Compensation Committee reviews and administers the compensation for Dr. Mehrabian and other members of senior management, including the NEOs. In the case of Dr. Mehrabian, the compensation determinations made by the Committee are reviewed and approved by the entire Board of Directors.

In 2023, the Committee retained Exequity LLP (“Exequity”), an independent compensation consultant, to assist the Committee in fulfilling its responsibilities. The services that Exequity performed for Teledyne were related to executive and director compensation and were primarily in support of decision-making by the Committee and, in the case of director compensation, the Nominating and Governance Committee. No other services were provided by Exequity for the Company during 2023. In January 2023 and January 2024 the Committee conducted a conflict-of-interest assessment of its retention of Exequity, and no conflicts of interest were identified. In reaching these conclusions, the Committee considered factors set forth in applicable rules promulgated by the SEC.

The Committee is charged with the review and approval of the corporate goals and objectives relevant to NEO compensation, evaluating each NEO’s performance in light of those goals and objectives, and determining and approving each NEO’s compensation based on this evaluation. In 2023, Dr. Mehrabian worked with the Committee Chair in making compensation recommendations for the other NEOs and with our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary and the Vice President of Human Resources in establishing the agenda for the Committee.

2023 Executive Compensation Changes and Highlights

Despite our record financial performance in 2023, Annual Incentive Plan (“AIP”) awards (short-term cash opportunity) to NEOs for 2023 were lower than 2022, due principally to the failure to meet threshold levels of the managed working capital component of the AIP award at the corporate level, which represented 15% of the overall award opportunity.

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Compensation Discussion and Analysis (continued)

The timing of stock option award issuances was shifted from October 2023 to January 2024 in part to align the issuance of all annual equity award programs with a January cadence. Consequently, no stock options were issued to NEOs in 2023.

2023 “Say-on-Pay” Vote

At the Company’s 2023 Annual Meeting of Stockholders held on April 26, 2023, the non-binding advisory vote on executive compensation passed with an approval rate of over 94.3% of the votes cast. The Committee believes this strong level of stockholder support reflects a continuing endorsement of our executive compensation policies and philosophy. In light of the stockholder support demonstrated by this “say-on-pay” vote result, the Committee made no changes to its approach to executive compensation in 2023. The Committee will continue to consider the outcome of the Company’s “say-on-pay” votes when making future compensation decisions for the NEOs.

Components of 2023 Executive Compensation Program

The Committee determines compensation for each of our senior executives, including our NEOs. The Committee sets target amounts for overall compensation and specific compensation components and determines the mix of short- and long-term compensation in part by benchmarking pay for each of the NEOs against compensation at peer group companies. The Committee also receives advice and assistance in setting compensation from Exequity. The below table shows the compensation components applicable to 2023 executive compensation, all of which are reviewed at least annually by the Committee.

Component	Purpose	Design

Base salary (cash)	Reflects the experience of the NEO and expected day-to-day contributions; amounts are supported by competitive market data	Designed to reward level of responsibility, experience, and market competitiveness

Annual Incentive Plan awards (short-term cash opportunities)	Short-term, at-risk pay designed to motivate achievement of annual performance goals in support of our strategic priorities and annual business plan	Payouts are based on achievement of pre-established performance metrics; designed principally to reward year-over-year growth and other operational objectives, with market-based targets set for NEOs

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Compensation Discussion and Analysis (continued)

Component	Purpose	Design

Long-term incentive compensation (long-term equity and cash opportunities)

Long-term, at-risk pay designed to balance short-term at-risk pay, align the interests of executives with stockholders, support our strategic priorities and three-year strategic plan, encourage executive retention, and align our programs with market practices

Our NEOs receive long-term compensation opportunities in three parts:

•  Stock options, to reward solid business decisions that increase the stock price in alignment with the benefit realized by stockholders;

•  A cash-based Performance Plan to reward performance for achieving long-term growth targets set forth in our strategic plan and increases in our stock price return relative to the S&P 500 index over a three-year performance period; and

•  Performance-based restricted stock awards, which are intended to align NEO compensation with our stock price return relative to the S&P 500 index over a three-year performance period

Base Salary

Base salary is fixed cash compensation delivered in return for day-to-day job responsibilities, leadership skills and experience. The Committee annually reviews base salaries for our NEOs in October of each year and makes adjustments when appropriate based on market competitiveness, driven primarily by feedback from Exequity. The Committee may also make periodic adjustments in connection with promotions or changes in responsibility.

The base salary for each of our NEOs is targeted at the industry/market median for each of their respective comparable positions unless the Committee identifies sound reasons to vary significantly from industry medians, such as competitive factors for a particular executive’s skill set. The Committee’s judgment will always be the guiding factor in base salary determinations, as well as any other compensation issue. The principal factors considered in decisions to adjust base salary are changes in compensation in our general industry and at our peer group companies, our recent and projected financial performance, individual performance measured against pre-established goals and objectives, criticality of that executive’s role, level of experience and market demand.

Please see 2023 Compensation Decisions for Named Executive Officers beginning on page 55 for 2023 base salary determinations for all of our NEOs.

Annual Incentive Plan Awards

AIP cash bonus awards are granted under the Amended and Restated Teledyne Technologies Incorporated 2014 Incentive Award Plan (the “Plan”). AIP award opportunities are expressed as a percentage of a participant’s base salary and based on the achievement of pre-defined performance measures, with up to a potential 200% of target payout in the case of significant over-achievement of such performance measures. No AIP bonus will be earned in any year unless operating profit is positive, after accruing for bonus payments, subject in each case to modification by the Committee. The majority of the AIP award is based on Teledyne’s achievement of certain financial performance goals, with a smaller portion tied to the achievement of pre-established individual goals.

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Compensation Discussion and Analysis (continued)

For 2023, 40% of AIP awards were tied to the achievement of predetermined levels of adjusted income before taxes, 25% to the achievement of predetermined levels of adjusted revenue, 15% to the achievement of predetermined levels of managed working capital as a percentage of revenue and 20% to the achievement of specified individual performance objectives. These predetermined levels may vary by business unit. In addition, per the Committee’s policy, downward (but not upward) discretionary adjustments are allowed with respect to AIP awards granted to NEOs.

See 2023 Compensation Decisions for Named Executive Officers beginning on page 55 for details of the 2023 AIP awards paid to each of our NEOs.

Long-Term Incentive Compensation

The Company grants long-term incentive compensation to reward long-term performance and align the interests of key employees, including the NEOs, with Company stockholders.

Long-term incentive compensation consists of three components: stock options, a three-year cash-based Performance Plan and a performance-based restricted stock award program. We believe that the incentives provided by our long-term incentive compensation programs are consistent with our compensation goals of employee retention, rewarding executives for long-term operating performance and incentivizing executives for long-term increases in our stock price, both in absolute terms and as compared to the broader market. We believe the three-year vesting or performance period of our long-term incentive compensation awards is consistent with market practice and our overall compensation objectives.

Stock Options. Stock options provide our employees, including NEOs, with the opportunity to participate in stockholder value created as a result of stock price appreciation, which furthers our objective of aligning the interests of management with the interests of our stockholders.

All stock options granted are non-qualified stock options, vest ratably at a rate of one-third per year from the date of grant and have a term of ten years. As noted above, we did not approve any stock option in 2023, in order to shift the timing of stock option grants from October 2023 to January 2024, which better aligns the issuance of all annual equity award programs with a January cadence. A description of the treatment of stock options upon termination of employment can be found under the heading “Potential Payments Upon Termination or a Change in Control” on page 82 of this Proxy Statement.

Performance Plan. Performance Plan awards are intended to reward NEOs to the extent we achieve specific pre-established financial performance goals and provide a greater long-term return to stockholders relative to a broader market index. Forty percent of the award is based on the achievement of specified levels of adjusted income before taxes (aggregated over three years), 30% on the achievement of specified levels of adjusted revenue (aggregated over three years), and 30% on the achievement of specified levels of return to stockholders relative to the S&P 500 Index. The performance award is expressed as a percentage of the participant’s base salary as of the date that the award is granted. Performance Plan awards have a three-year performance period, with cash payouts, if any, made following the end of the three-year performance period.

Performance-Based Restricted Stock Award Program. The performance-based restricted stock award program provides for grants of performance-based restricted stock or restricted stock units, generally each calendar year, to NEOs based on an aggregate fair market value equal to a percentage of each recipient’s annual base salary as of the date of the grant, unless otherwise determined by the Committee. The shares of restricted stock are subject to both time-based and performance-based restrictions. In general, the restricted period for each award of performance-based restricted stock extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing in full on the third anniversary from the date of grant, subject to achievement of performance goals. Performance conditions compare Teledyne’s relative return to stockholders over the calendar three-year period to the S&P 500 Index.

54	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Compensation Discussion and Analysis (continued)

See 2023 Compensation Decisions for Named Executive Officers beginning on page 55 for details of the 2023 long-term incentive awards granted to each of our NEOs.

Peer Group Comparisons

Our comparative peer group is representative of companies similar in size to us that operate in the industries in which we compete, specifically: digital imaging, instrumentation, aerospace and defense electronics and systems engineering. Such peer group is not used for the purposes of the performance graph included in the “Highlights of 2023 Performance and Stockholder Return” section above and in our Annual Report. To provide benchmark data for those jobs not matched to positions in the peer group, data from other published survey sources was used as additional reference, including the Radford executive compensation survey.

The peer group used by the Committee to provide benchmark information for 2023 pay decisions was comprised of the following companies:

Agilent Technologies, Inc. Ametek Inc. Bruker Corporation Fortive Corporation Garmin Ltd. Howmet Aerospace Inc. IDEX Corporation Keysight Technologies, Inc.	Mettler-Toledo International, Inc Revvity, Inc. (f/k/a PerkinElmer, Inc.) Teradyne Inc. TransDigm Group Incorporated Trimble, Inc. Waters Corporation Xylem, Inc. Zebra Technology Corporation

The Committee reviews the peer group on an annual basis, with assistance from Exequity. At the time our peer group was last reviewed by the Committee in July 2023, our peer group contained companies having median revenues (trailing twelve months) and market capitalizations of $5.2 billion and $20.3 billion, respectively, compared with Teledyne’s revenues (trailing twelve months) and market capitalization of $5.6 billion and $19.8 billion, respectively. In assessing executive compensation, the Committee also reviews data collected from a broader industry group consisting of 176 companies to understand what an executive with comparable responsibility to a Teledyne executive would earn in the broader industry. The companies in the general industry group have annual revenues of between $3.0 billion and $10.0 billion and the general industry group excludes financial organizations.

2023 Compensation Decisions for Named Executive Officers

Our compensation program is designed to provide competitive levels of pay opportunity and align NEO pay with internal performance objectives and stockholder value creation, while motivating and retaining talent. In October of each year the Committee, with assistance from Exequity, reviews and compares each NEO’s pay to various market data points for that NEO’s position. The Committee is guided by market benchmark information in setting compensation levels and determining the mix of cash and non-cash compensation. It typically aims to set pay at the 50th percentile, but this positioning may vary when appropriate based on an executive’s experience, tenure, criticality of role, and variance in pay from standard benchmarks. The Committee will consider the amount of prior salary increases, AIP awards, and long-term compensation awards as factors in determining compensation for the current period.

Competitive Position of 2023 Compensation

The table below shows the competitive position of compensation in 2023 for each of our NEOs. It reflects targeted total compensation in terms of percentage deviation from the peer group (where applicable) and general industry median for each of our NEOs as presented to the Committee in October 2023. For purposes of this review, the Committee considered an executive’s total targeted annual compensation to be the sum of current year base salary, target bonus levels, the aggregate fair value of stock options granted during the fiscal

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Compensation Discussion and Analysis (continued)

year, the target value of performance-based restricted stock granted during the fiscal year and the target value of Performance Plan awards. The analysis seeks to identify market levels of typical annual pay opportunity associated with normal pay programs. A consistent approach to quantifying pay opportunities is applied to peer companies and Teledyne to ensure accurate and meaningful comparisons. As the benchmarking took place prior to the announcement of Mr. Blackwood’s promotion to Senior Vice President and Chief Financial Officer, his benchmarking data is not presented below.

	Total Compensation Deviation from

	Peer Group Median	General Industry Median

Robert Mehrabian	-20%	-14%

Susan L. Main	-30%	-25%

Jason VanWees	-9%	+2%

Edwin Roks	-20%	+29%

George C. Bobb III	+4%	+11%

Mix of 2023 Compensation

The following table shows the allocation of 2023 compensation among base salary, target AIP awards, and target long-term compensation for Dr. Mehrabian, our Chairman, President and Chief Executive Officer during 2023, and all other NEOs as a group. We believe this allocation emphasizes our focus on variable, rather than fixed, pay.

	Robert Mehrabian	Other Named Executives

Base salary	14%	24%

2022 AIP bonus (at target)	20%	19%

2022 long-term compensation (at target)	66%	57%

2023 Base Salary

Base salaries are generally reviewed and set by the Committee in October of each year. Base salaries are also reviewed at the time of a promotion or other changes in responsibilities. The table below shows NEO base salaries at the end of 2023 and 2022 and reflects increases to Mr. Bobb’s base salary in connection with his promotion to Executive Vice President in July 2023 and reflects increases to Mr. Blackwood’s base salary in connection with his promotion to Senior Vice President and Chief Financial Officer in December 2023.

Name	2023 Base Salary	2022 Base Salary	% Change
Robert Mehrabian	$1,100,000	$1,100,000	—
Susan L. Main	$552,000	$530,000	4.2
Stephen F. Blackwood	$520,000	$400,000	30.0
Jason VanWees	$557,000	$535,000	4.1
Edwin Roks	$572,000	$550,000	4.0
George C. Bobb III	$546,000	$490,000	11.4

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Compensation Discussion and Analysis (continued)

Short-Term Incentives

Annual Incentive Plan

In January 2023, the Committee set AIP award opportunities based on the following parameters:

Award Component	Weighting

Adjusted income before taxes*	40%

Adjusted revenue*	25%

Managed working capital as a percentage of sales (“MWC”)**	15%

Individual performance objectives	20%

Total	100%

*

For purposes of determining adjusted income before taxes and adjusted revenue for AIP, we adjust the corresponding GAAP amounts for certain intercompany sales and certain one-time events and tax items and, for AIP awards for fiscal years 2021 and 2022 only, acquired intangible asset amortization related to our acquisition of FLIR Systems, Inc.

**

MWC is calculated utilizing a 13-month average of managed working capital commencing with December of the previous year divided by GAAP revenue (for segment executives, we adjust revenue for certain intercompany sales). Managed working capital is comprised of the net balance of the following balance sheet accounts: gross receivables, unbilled costs, advance payments offset to unbilled accounts receivables, gross inventory, accounts payable, customer advance payments and deferred revenue.

Target amounts are typically derived from our annual business plan, which is presented to and approved by our Board of Directors in January of each year.

We chose adjusted income before taxes, adjusted revenue and MWC as the corporate performance components of the 2023 AIP award because we believe these measures are key objective indicators of our year-over-year financial performance. The use of adjusted revenue and adjusted income before taxes is designed to encourage profitable growth, while the use of MWC is designed to promote operational efficiency. (A lower MWC percentage represents greater operational efficiency than a higher one.) For segment executives, adjusted earnings before interest and taxes (EBIT) is used in place of adjusted income before taxes.

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Compensation Discussion and Analysis (continued)

Generally, AIP awards for NEOs are based on overall corporate results. For segment executives, including Dr. Roks and Mr. Bobb, the award is based on a combination of corporate and segment results. Each of the performance measures allows for participants to earn between zero and 200% of the target, with the overall weighting emphasizing profitable growth that exceeds our business plan. Adjusted income before taxes serves as an absolute threshold for the entire AIP. Both the adjusted income before taxes and adjusted revenue components are further weighted so that performance above the target is rewarded proportionally better than performance below the target, as more fully described below:

Adjusted income before taxes

•   If actual performance equals or exceeds 120% of target, the component is weighted by multiplying the percentage by two (200%).

•   If actual performance is less than 75% of target, no amounts will be paid out and the AIP awards will be forfeited, unless otherwise determined by the Committee.

•   To the extent actual performance falls between 75% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of 3% for each percentage point that actual performance falls below 100% and an increase of 5% for each percentage point that actual performance is above 100%).

Adjusted revenue

•   If actual performance equals or exceeds 120% of target, the component is weighted by multiplying the percentage by two (200%).

•   If actual performance is less than 67% of target, the component is given a weighting of 0%.

•   To the extent actual performance falls between 67% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of 3% for each percentage point that actual performance falls below 100% and an increase of 5% for each percentage point that actual performance is above 100%).

MWC

•   If actual performance is equal to or greater than 105% of target the component is weighted by multiplying the percentage by two (200%).

•   If actual performance is equal to or less than 95% of target, the component is given a weighting of 0%.

•   To the extent actual performance falls between 95% and 105% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of 20% for each percentage point that actual performance falls below 100% and an increase of 20% for each percentage point that actual performance is above 100%).

Individual performance objectives	Weighted proportionally on a scale of 0% to 200% (maximum), with 100% being target, based on the Committee’s assessment of each NEO’s achievement of the applicable objectives.

The following target AIP award opportunities were set and approved by the Committee for each NEO in January 2023. Mr. Blackwood’s AIP percentage was increased from 60% to 80% (with a maximum of 160%) on a prorated basis effective upon his promotion on December 1, 2023.

	AIP Award as a Percent of Salary
Participants	Target	Maximum	Actual*
Robert Mehrabian	150%	300%	123%
Susan L. Main	80%	160%	66%
Stephen F. Blackwood	62%	124%	51%
Jason VanWees	80%	160%	66%
Edwin Roks	80%	160%	59%
George C. Bobb III	80%	160%	79%

*	AIP Award as a Percent of Salary was calculated based on each person’s year-end salary (except, as noted above, that a prorated salary was used for Mr. Blackwood).

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Compensation Discussion and Analysis (continued)

The sum of the components, after being weighted for performance, is then multiplied by the executive’s target AIP award as a percent of base annual salary to arrive at the executive’s performance adjusted AIP percentage. The Committee may make downward (but not upward) discretionary adjustments to this amount for awards granted to individuals who were NEOs as of the grant date of such award.

2023 AIP Corporate Performance Results

The table below shows AIP performance results for 2023 as compared to target amounts for Corporate NEOs, including Dr. Mehrabian, for adjusted income before taxes, adjusted revenue and MWC. The performance weighting used for Corporate NEOs is based on overall Teledyne results.

	Target	Actual 2022 Results	2023 Results (% of Target)

Adjusted income before taxes (in millions):	$999.0	$995.8	99.7%

Adjusted revenue (in millions):	$5,900.6	$5,691.4	96.5%
MWC	24.3%	27.7%	86.2%

The performance weighting for Dr. Roks and Mr. Bobb, each of whom are segment executives, is based on a blend of segment, business unit and overall Teledyne results. The performance weighting used for Dr. Roks is based 75% on results for the Digital Imaging segment excluding Teledyne Scientific and Imaging (TS&I) and 25% on overall Teledyne results. The performance weighting used for Mr. Bobb is based 40% on results of the Aerospace and Defense segment, 10% on results of TS&I, 10% on results of Engineered Systems,15% on results of Marine Instrumentation and 25% on overall Teledyne results. The table below shows 2023 AIP performance results as a percent of target for each of Dr. Roks and Mr. Bobb for adjusted income before taxes/adjusted EBIT, adjusted revenue and MWC.

	Adjusted Income Before Taxes/EBIT	Adjusted Revenue	MWC
Edwin Roks	94.5%	96.8%	85.9%

George C. Bobb III	103.9%	105.4%	96.4%

2023 AIP Individual Objectives

For 2023, aggregate individual performance objectives consisted of multiple goals for each NEO, weighted in terms of importance. Some of the goals are corporate-level goals shared by all NEOs and some goals are specific to individual executives. The goals are qualitative and quantitative in nature. Corporate-level goals included continued implementation of our three-year strategic plan and the achievement of specific revenue, earnings per share targets and managed working capital targets set forth in our business plan. Individual-specific goals for 2023 included executive-specific goals related to, continued execution of enterprise-wide operational effectiveness programs to improve operating margins, achieving specified targets for cost reductions, warranty and rework costs, investor outreach, safety-related initiatives, strategic sourcing initiatives, continued debt reduction, reduction in administrative and structural complexity, reviewing compliance functions to ensure adequate staffing, training, policies and processes are in place to comply with laws, ensuring effective internal control procedures, improving data security, successfully implementing and consolidating financial planning systems and succession planning. In 2023, achievement of no specific individual performance goal for NEOs accounted for more than 10% of a named executive’s actual bonus. The Committee evaluates the achievement of these individual performance goals holistically.

•

The Committee determined that Dr. Mehrabian achieved 100% of his individual performance objectives, based on his successfully efforts in identifying and completing bolt-on acquisitions, leadership in initiatives related to margin enhancement, strategic sourcing, workforce cost management, and streamlining and enhancing the effectiveness of research and development, implementing compliance improvements and succession planning, among other factors.

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Compensation Discussion and Analysis (continued)

Based on recommendations by Dr. Mehrabian, the Committee determined that:

•

Ms. Main achieved 100% of her individual performance objectives, based on her efforts to reduce both reporting and legal entities to simplify business operations; support for completion of two bolt-on acquisitions, and support for senior management succession efforts, including the orderly transition of her CFO responsibilities to Mr. Blackwood, among other factors.

•

Mr. Blackwood achieved 100% of his individual performance objectives, based on his successful transition to CFO in December 2023, support for global compliance efforts, including implementation of supplier compliance risk tools, and achievement of debt reduction goals and procurement savings, among other factors.

•

Mr. VanWees achieved 100% of his individual performance objectives, based on his support for and successful integration of 2022 acquisitions and management of operational excellence initiatives, among other factors;

•

Dr. Roks achieved 150% of his individual performance objectives, based on his continued execution of synergies related to the FLIR acquisition and further integration of FLIR into Teledyne, successful integration of the ChartWorld acquisition, participation in various investor meetings with the Vice Chairman, and strong support for compliance functions, including activities involving trade compliance; and

•

Mr. Bobb achieved 100% of his individual performance objectives, based on the steady growth of businesses under his leadership, disciplined and successful management of operational excellence initiatives, and support for global compliance and safety efforts, among other factors.

2023 AIP Payouts

The following is an illustration of the AIP award calculation, using actual corporate performance results for 2023 and assuming (for illustrative purposes) that individual goals are met at 100%:

Performance Goal	Performance Goal (%) of AIP Award	2023 Results (% of Target)	Performance Results (multiplier)	Adjusted Performance

Adjusted income before taxes	40%	99.7%	99.1%	39.6% (40% x .991)

Adjusted revenue	25%	96.5%	89.4%	22.4% (25% x 0.894)

MWC	15%	86.2%	0%	0% (15% x 0.0)

Individual performance objectives	20%	100%	100%	20.0% (20% x 1.0)

Performance Weighting				82.0%

The resulting AIP payout is based on the following formula:

2023 AIP Payout
AIP Target ($)	x	Performance Weighting	=	AIP Payout

Based on the above results and formula, the NEOs earned the following AIP payments for 2023 performance:

Name	AIP Target ($)	Performance Weighting (%)	2023 AIP Payout ($)
Robert Mehrabian	$1,650,000	82.0%	$1,352,500
Susan L. Main	$ 441,600	82.0%	$362,000
Stephen F. Blackwood	$ 263,467	82.0%	$215,900
Jason VanWees	$ 445,600	82.0%	$365,300
Edwin Roks	$ 457,600	73.4%	$335,700
George C. Bobb III	$ 436,800	98.2%	$429,100

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Compensation Discussion and Analysis (continued)

It is the policy of the Committee not to make discretionary upward adjustments in determining AIP awards for NEOs, and no such adjustments were made in determining actual 2023 AIP awards.

For 2023, aggregate AIP awards for all employees (including the NEOs) were paid from a pool equal to 2.1% of income before taxes before payment of AIP awards, which is less than the 11% limit initially established by the Committee when it approved the 2023 AIP goals. The 11% limit is a cap for the aggregate bonus amounts. It is not a pre-determined amount from which bonuses are to be distributed; instead, it serves as a control to ensure that the actual aggregate AIP award is not unreasonable.

Long-Term Incentives

Stock Options

The timing of stock option award issuances was shifted from October 2023 to January 2024 in part to align the issuance of all annual long-term incentive award programs with a January cadence. Consequently, no stock options were issued to NEOs in 2023.

Performance Plan

Performance Plan awards are intended to reward executives to the extent we achieve specific pre-established financial performance goals and provide a greater long-term return to stockholders relative to a broader market index. Beginning with the 2021-2023 performance cycle, the Company transitioned from a Performance Share Program, with awards made every three years and paid out in cash and stock in three annual installments following the end of a three-year performance period, to a Performance Plan, with overlapping three-year performance periods, with cash payouts, if any, following as soon as practical following the end of each three-year performance period.

The 2023-2025 Performance Plan awards, which were issued in January 2023, were based on the achievement of the following objectives over the three-year performance period:

Award Component	Weighting

Adjusted income before taxes*	40%

Revenue	30%

Return to stockholders **	30%

Total	100%

*	For purposes of determining adjusted income before taxes for the Performance Plan, we adjust the corresponding GAAP amounts for certain one-time events and tax items.

**	Measured as stockholder return relative to the S&P 500 Index performance over the 2023 – 2025 performance period.

The percentages referred to above are then adjusted to reflect the extent to which actual performance is greater or less than the target. Performance above the target is rewarded proportionally better than performance below the target, as more fully described below. Adjusted income before taxes serves as an absolute threshold for the entire Performance Plan.

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Compensation Discussion and Analysis (continued)

Adjusted income before taxes

•   If actual performance equals or exceeds 120% of the target, the component is weighted by multiplying the percentage by two (200%).

•   If actual performance is less than 75% of target, no amounts will be paid out and the performance awards will be forfeited, unless the Committee determines otherwise.

•   To the extent actual performance falls between 75% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of three percent for each percentage point that actual performance falls below 100% and an increase of five percent for each percentage point that actual performance is above 100%).

Revenue

•   If actual performance equals or exceeds 120% of the target, the component is weighted by multiplying the percentage by two (200%).

•   If actual performance is less than 67% of target, the component is given a weighting of 0%.

•   To the extent actual performance falls between 67% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of three percent for each percentage point that actual performance falls below 100% and an increase of five percent for each percentage point that actual performance is above 100%).

Return to stockholders

•   If actual performance equals or exceeds 120% of the target, the component is weighted by multiplying the percentage by two (200%).

•   If actual performance is less than 67% of target, the component is given a weighting of 0%.

•   To the extent actual performance falls between 67% and 120% of target, the multiplying factor is adjusted proportionally (i.e., a reduction of three percent for each percentage point that actual performance falls below 100% and an increase of five percent for each percentage point that actual performance is above 100%).

The sum of the components, after being weighted for performance, is then multiplied by the executive’s target Performance Plan opportunity percentage to arrive at the executive’s performance adjusted Performance Plan award, which is expressed as a percentage of base salary. The maximum award is 200% of the executive’s target Performance Plan opportunity percentage. Adjusted income before taxes includes contributions from acquisitions during the performance cycle and may be adjusted to reflect the impact of significant changes in accounting principles, discontinued operations, unusual or extraordinary corporate transactions, events or developments, and unusual tax benefits.

A description of the treatment of performance awards upon termination of employment can be found under the heading “Potential Payments Upon Termination or a Change in Control” beginning on page 82 of this Proxy Statement.

Performance Plan awards for the 2023-2025 performance cycle are based upon the following target performance goals:

Performance Goal	Target

Adjusted Income before taxes	Aggregate of $3,391.8 million for fiscal years 2023-2025 (adjusted for certain tax items)

Revenue	Aggregate of $18,861.2 million for fiscal years 2023-2025

Return to stockholders	Return on Teledyne stock relative to the return of the S&P 500 Index measured over three years

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Compensation Discussion and Analysis (continued)

The participation percentages for the Performance Plan are determined by historical grant practices, a review of long-term compensation against benchmark peers and the general industry group, internal pay equity consideration, adjustments for promotions and enhanced responsibilities, and, in the case of Dr. Mehrabian, the terms of his employment agreement. The following target Performance Plan award opportunities were set and approved by the Committee for each NEO in January 2023.

	Performance Plan Award as a Percent of 2023 Base Salary
Participants	Target	Maximum

Robert Mehrabian	160%	320%

Susan L. Main	45%	90%

Stephen F. Blackwood	45%	90%

Jason Vanwees	45%	90%

Edwin Roks	60%	120%

George C. Bobb III	60%	120%

The three-year performance period applicable to the 2021 – 2023 performance period ended on December 31, 2023. The Committee determined that the applicable performance goals were achieved at 118.9% of target. Pursuant to SEC guidance, the cash awarded in the Performance Plan is included in the Summary Compensation Table in the year in which the performance criteria are met. For the 2021-2023 performance cycle, the entire cash portion is therefore included in the Summary Compensation Table for 2023 under the Non-Equity Incentive Plan Compensation column.

The 2021-2023 performance period had the following target performance goals and results:

Performance Goal	Target	Actual Results

Adjusted Income before taxes	Aggregate of $2,450.0 million for fiscal years 2021-2023 (adjusted for interest and non-GAAP items related to the FLIR acquisition, and certain tax items)	$2,674.7 million

Revenue	Aggregate of $14,738.7 million for fiscal years 2021-2023	$15,708.5 million

Return to stockholders	Return on Teledyne stock relative to the return of the S&P 500 Index measured over three years	89.7%

Performance-Based Restricted Stock Award Program

The Company grants awards of performance-based restricted stock or restricted stock units, generally each calendar year, to key employees (including NEOs). These awards are valued at an aggregate fair market value equal to a percentage of each recipient’s annual base salary as of the date of the grant, unless otherwise determined by the Committee. The shares of restricted stock are subject to both time-based and performance-based restrictions. In general, the restricted period for each award of performance-based restricted stock extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing in full on the third anniversary from the date of grant, subject to achievement of performance goals. Performance conditions compare Teledyne’s relative return to stockholders over the three-year calendar period to the S&P 500 Index.

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Compensation Discussion and Analysis (continued)

2023 Performance-Based Restricted Stock Grants

The following table shows the percent of base salary used to determine the performance-based restricted stock awards granted to our NEOs in 2023 and the dollar value of each such award (based on percentage of base salary), with the dollar value of each participant’s 2022 award also shown as a comparison. The percentages are determined by historical grant practices, a review of long-term compensation against benchmark peers and the general industry group, internal pay equity consideration, adjustments for promotions and enhanced responsibilities, and, in the case of Dr. Mehrabian, the terms of his employment agreement.

Name	2023 Restricted Stock Award (as % of Base Salary)	2023 Restricted Stock Award ($)	2022 Restricted Stock Award ($) (for reference)

Robert Mehrabian	160%	$1,760,000	$1,760,000

Susan L. Main	45%	$238,500	$238,500

Stephen F. Blackwood	45%	$180,000	$180,000

Jason VanWees	45%	$240,750	$240,750

Edwin Roks	60%	$330,000	$330,000

George C. Bobb III	60%	$312,000	$220,500

The number of restricted shares was determined by dividing the applicable dollar-denominated value by the average of the high and low stock prices for 20 trading days preceding the date of grant. As such, the dollar-denominated values of these awards are not equal to the accounting grant-date fair value of the awards, which we are required to disclose in the “Summary Compensation Table” later in this Proxy Statement.

The targeted performance goal for the 2023-2025 restricted stock awards is the performance of our common stock as compared to the S&P 500 Index. For a participant to retain any of the restricted shares, our three-year aggregate return to stockholders (as measured by our stock price) must be more than 35% of the performance of the S&P 500 Index for the three-year period. If our stock performance is less than 35% of the S&P 500 Index performance, all restricted shares would be forfeited. If it ranges from 35% to less than 100%, a portion of the restricted shares will be forfeited. If it is 100% or greater, no shares are forfeited and the participant receives the target number of shares granted. The maximum award is the same as the target award (100% of shares issued).

We believe that benchmarking the performance-based restricted stock performance goals to a broader market index like the S&P 500 Index aligns the interest of management and stockholders because executives are rewarded only to the extent that our stock price performs relative to the stock prices of companies with similar market capitalizations.

A participant cannot transfer the restricted stock during the restricted period. In addition, during the restricted period, restricted stock generally will be forfeited upon a participant’s termination of employment. A description of the treatment of performance-based restricted stock awards upon termination of employment in cases of death, disability or retirement can be found under the heading “Potential Payments Upon Termination or a Change in Control” beginning on page 82 of this Proxy Statement. Upon expiration of the restricted period, absent any forfeiture, we will deliver to the recipient certificates for the appropriate number of shares of common stock, as determined by the Committee based on achievement of the specified performance objectives, free of the restrictive legend.

Vesting of 2020 and 2021 Performance-Based Restricted Stock Grants

We granted performance-based restricted stock to key employees, including the NEOs, on January 21, 2020 and January 26, 2021. Restrictions on 97.9% of the 2020 performance-based restricted stock award lapsed on

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Compensation Discussion and Analysis (continued)

January 21, 2023, since the performance of our stock price was 97.9% of that of the Russell 1000 for the three-year period ended December 31, 2022, and in January 2023, the Committee confirmed vesting with respect to 97.9% of such awards.

Restrictions on 89.4% of the 2021 performance-based restricted stock award lapsed on January 26, 2024, since the performance of our stock price was 89.4% of that of the S&P 500 for the three-year period ended December 31, 2023, and in January 2024, the Committee confirmed vesting with respect to 89.4% of such awards.

Change in Control Severance Agreements and Employment Agreements

Change in Control Severance Agreements

Each NEO is a party to a change in control severance agreement with us. A description of the terms of the agreements can be found under the heading “Potential Payments upon Termination or a Change in Control” beginning on page 82 of this Proxy Statement. Effective January 1, 2024, Ms. Main is no longer eligible to receive severance benefits under the Change in Control Severance Agreement following her retirement. In entering into these agreements, the Committee desired to assure that we would have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in our employ. The Committee believes that, should the possibility of a change in control arise, it is imperative that we be able to receive and rely upon our executives’ advice, if requested, as to the best interests of our Company and stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies.

We chose the specific amounts and triggers contained in the change in control severance agreements because we believe such terms provide reasonable assurances that our executive officers will remain employed with us through an acquisition or change of control event, should one occur, and assist in the assessment of a possible acquisition or change in control event and advise management and the Board as to whether such acquisition or change in control event would be in the best interests of our Company and stockholders.

Employment Agreement with Dr. Mehrabian

The Company has entered into an employment agreement with Dr. Mehrabian (the “Mehrabian Employment Agreement”).

On October 24, 2023, Teledyne and Dr. Mehrabian amended and restated the Mehrabian Employment Agreement to reflect changes in compensation approved by the Committee in connection with a succession planning announcement in which Dr. Mehrabian would become Executive Chairman, Dr. Roks would become Chief Executive Officer and Mr. Bobb would become President and Chief Operating Officer, each effective as of January 1, 2024. With input from Exequity, the Committee set long term incentives to provide an equal value mix among the three components of Teledyne’s long-term compensation programs (stock options, performance plan, and performance-based restricted stock), with each component providing target compensation (on an annualized basis) equal to 100% of Dr. Mehrabian’s annual base salary starting in 2024.

The Mehrabian Employment Agreement provides that through December 31, 2023, Teledyne will employ Dr. Mehrabian as Chairman, President and Chief Executive Officer and that effective January 1, 2024, the Company shall employ Dr. Mehrabian as Executive Chairman, with primary responsibility to manage the affairs of the Board and to manage and direct mergers and acquisition activities, strategic planning, technology and margin expansion initiatives of Teledyne. The term of the Mehrabian Employment Agreement continues through December 31, 2026.

The Mehrabian Employment Agreement further provides for the following, among other things:

•	Base Salary: Dr. Mehrabian’s base salary shall be $1,100,000 effective as of January 1, 2024, subject to future annual increases at the discretion of the Committee.

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Compensation Discussion and Analysis (continued)

•	AIP: Dr. Mehrabian shall participate in the AIP with a target opportunity of 150% of base salary through December 31, 2023, and 100% of base salary thereafter.

•

Restricted Stock: Prior to December 31, 2023, Dr. Mehrabian shall participate in the restricted stock award program with annual grants equal to 160% of base salary as of the date of the grant subject to meeting targets set forth in the restricted stock award and thereafter Dr. Mehrabian shall participate in the restricted stock award program with annual grants equal to 100% of base salary as of the date of the grant subject to meeting targets set forth in the restricted stock award.

•

Performance Plan: Through December 31, 2023, Dr. Mehrabian will participate at a target opportunity equal to 160% of base salary. For future Performance Plan awards, if any, Dr. Mehrabian will participate at a target opportunity of 100% of base salary.

•

Stock Options: With respect to options granted to Dr. Mehrabian beginning in 2024 and thereafter, if any, the Mehrabian Employment Agreement provides that Dr. Mehrabian’s stock option grants will have a fair value as of the grant date equal to 100% of base salary. With respect to options granted to Dr. Mehrabian after 2019, the Mehrabian Employment Agreement provides that (i) in the event of Dr. Mehrabian’s separation of service for any reason other than death, outstanding stock options shall continue to vest and the right of Dr. Mehrabian to exercise vested stock options, when and as vested, shall continue and (ii) in the event of the death of Dr. Mehrabian, all outstanding options shall vest in full and the right of Dr. Mehrabian’s beneficiary to exercise the stock options shall terminate upon the expiration of twelve months from the date of Dr. Mehrabian’s death; provided that in no event may such stock options be exercised after the expiration of any applicable option period.

•

Supplemental Pension Benefit: With respect to Dr. Mehrabian’s Non-Qualified Pension Benefit, which provides for payments supplemental to any accrued pension under Teledyne’s qualified pension plan equal to 50% of his base salary for ten years following Dr. Mehrabian’s retirement, the Mehrabian Employment Agreement provides that the base salary rates to be used for calculating the payments shall be the rates in effect for 2018 (which was $995,000). The Mehrabian Employment Agreement further provides that Teledyne will pay to Dr. Mehrabian (or his designee in the event of death) any unpaid amounts under the Non-Qualified Pension Benefit in a single lump sum payment within sixty (60) days following the date of Dr. Mehrabian’s death or disability. In addition, Dr. Mehrabian may request a payment under the Non-Qualified Pension Benefit in the event of an unforeseeable emergency as such term is defined under Section 409A of the Internal Revenue Code.

•

Post-Retirement Medical Coverage: Commencing on Dr. Mehrabian’s separation from service (for any reason) and continuing for the longer to live of Dr. Mehrabian and his spouse, Dr. Mehrabian and his spouse shall be deemed participants in Teledyne’s medical benefit plan offered to all employees of Teledyne and be deemed to be eligible to receive the benefits under the medical plan. Dr. Mehrabian shall be charged for such deemed participation at a rate equal to the monthly rate the medical plan charges former participants and spouses eligible for continuation coverage under COBRA, plus the rate payable by the employer, as each such COBRA rate is adjusted from time to time.

Perquisites and Other Benefits.

Perquisites

All our NEOs receive car allowances. We provide car allowances in cases where the NEO typically travels for business and for retention of senior executives. The amount of the car allowances provided to the NEOs are included in the column head “All Other Compensation” in the Summary Compensation Table.

Dr. Roks receives employer-paid tax preparation services, as do all other Teledyne employees who are required to work in multiple tax jurisdictions around the world. In 2023, 2022, and 2021 Teledyne paid, $8,185, $8,353, and $6,460, respectively, for Dr. Roks’ tax preparation fees.

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Compensation Discussion and Analysis (continued)

Deferred Compensation

Our NEOs are eligible to participate in our executive deferred compensation plan. The deferred compensation plan is a voluntary, non-tax qualified, unfunded deferred compensation plan available to all members of management and certain other highly-compensated employees for providing deferred compensation, and thus potential tax benefits, to these employees. A description of the terms of the deferred compensation plan can be found under the heading “Nonqualified Deferred Compensation”. In addition, the Nonqualified Deferred Compensation Table sets forth information about the account balances, contributions and withdrawals of each NEO that participates in the deferred compensation plan.

Pension Plans

Our pension plan was initially established at the time of our spin-off as an independent company. Our domestic defined benefit pension plan covers substantially all U.S. employees hired before January 1, 2004. Effective January 1, 2004, to limit our future obligations under our pension plan, we eliminated the participation of new employees in the pension plan. Effective January 1, 2020, Teledyne divided its domestic defined benefit pension plan into two separate plans, one comprised largely of inactive participants and the other comprised largely of active participants (together, the “Pension Plans”). Of our NEOs, Dr. Mehrabian and Mr. VanWees participate in our Pension Plans, with Dr. Mehrabian participating in the legacy pension plan and Mr. VanWees participating in the plan for active participants. The annual benefits payable under the Pension Plans to participating salaried employees retiring at or after age 65 is calculated under a formula which considers the participant’s compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a pension equalization/benefit restoration plan, which is designed to restore benefits that would be payable under the provisions of the Pension Plans but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions or for any monies deferred under our deferred compensation plan. The pension equalization/benefit restoration plan was amended to freeze accruals under that plan effective February 28, 2015. The amounts which may be received by the NEOs that participate in the Pension Plans and the pension equalization/benefit restoration plan can be found in the Pension Benefits Table.

Dr. Roks, who was employed by Teledyne DALSA B.V. in The Netherlands in 2023, participated in a multi-employer defined contribution plan covering employees of the country’s metal industry on the same basis as other employees of Teledyne DALSA B.V. in The Netherlands. Employer contributions to this plan are included in the “All Other Compensation” column of the Summary Compensation Table.

A description of the terms of our pension plans can be found under the heading “Pension Benefits” of this Proxy Statement. In addition, the Pension Benefits Table sets forth information about each NEO’s years of credited service and the actuarial present value of each NEO’s accumulated benefit under our pension plan.

Other Compensation-Related Policies and Practices

Stock Ownership Policies

The Committee believes that stock-based compensation is an important element of compensation and, as discussed above, stock-based compensation figures prominently in our mix of compensation. Our Board has adopted stock ownership guidelines that require key executives and non-employee directors to maintain ownership of a specified amount of Teledyne common stock. Key executives are required to own shares of Teledyne common stock equal in market value to the amount set forth below:

Position	Value of Shares Owned
Executive Chairman, Chief Executive Officer and President and Chief Operating Officer	5 x base salary
Vice Chairman, Executive Vice Presidents and Senior Vice Presidents	3 x base salary
Segment Presidents or Presidents of Consolidated Business Units (annual revenue > $100 million)	2 x base salary
Corporate Vice Presidents (Corporate and General Managers) and other Executives	1 x base salary

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Compensation Discussion and Analysis (continued)

A key executive, who is defined as a recipient of a performance-based restricted stock or restricted stock unit award, is expected to attain the minimum level of target ownership within a period of five years from the date of hire or promotion and is expected to own continuously sufficient shares to meet the guideline once attained.

In determining the value of common stock, the Nominating and Governance Committee uses the average price of Teledyne common stock during the most recent calendar year. Performance-based restricted stock and restricted stock units and vested in-the-money options are included in the definition of common stock. We believe including these awards are aligned with goals of stock ownership given that they are tied to stock price performance and prioritize long-term share price growth over short-term gains.

Our Nominating and Governance Committee reviews compliance with the stock ownership guidelines annually at its January meeting. As of the end of 2023, all NEOs and non-employee directors owned sufficient shares to comply (or had additional time to comply) with the guidelines. The full text of our stock ownership guidelines is available on our website at www.teledyne.com under “Corporate Information — Governance.”

Clawback Policy

In October 2023, our Board approved a “clawback” policy in compliance with rules of the New York Stock Exchange that requires the company to seek reimbursement from executive officers of bonus, incentive and certain equity-based awards if the executive’s award was predicated upon the achievement of certain financial reporting measures that were subsequently the subject of a financial restatement and a lower payment, award, or vesting would have occurred based upon the restated financial results.

In addition, the policy gives the Board the ability to seek reimbursement from an executive officer of bonus, incentive and equity-based awards (including time-vested stock options or restricted stock units) if, in the Board’s view, the executive officer engaged in any felony, willful misconduct or breach of fiduciary duty with respect to such executive officer’s services to the company or any act of fraud, embezzlement or misappropriation by the executive officer related to the company or its business.

In addition, individual performance objectives for executive officers under our AIP program include compliance with laws and Company policies and procedures. As a result, an executive’s bonus may be adversely affected to the extent a financial restatement or similar event involved a violation of law or Company policy.

Policies Relating to the Timing and Pricing of Stock Option Awards and Stock Awards

Stock Options. Stock options may be granted under our stockholder approved incentive award plans by the Committee, which is the administrator of these plans. The Committee has delegated authority to our Executive Chairman and our Chief Executive Officer to grant a specified number of options and restricted stock units to employees under the Amended and Restated 2014 Incentive Award Plan. This authority is used to make grants to new hires, upon promotion of certain employees, to retain certain employees, and in connection with acquisitions. Of these shares, 29,109 remained available for grant by our Executive Chairman and our Chief Executive Officer under this delegated authority as of February 14, 2024.

Grants by our Executive Chairman and our Chief Executive Officer under this delegated authority may be made at any time, but primarily have been made to new hires (including new hires resulting from acquisitions) or following the successful completion of special projects. In 2023, no options and 1,699 restricted stock units were granted to employees by our Chairman, President and Chief Executive Officer under his delegated authority.

The timing of stock option award issuances was shifted from October 2023 to January 2024 in part to align the issuance of all annual equity award programs with a January cadence. We anticipate future annual grants will be made at the Committee’s January meeting. We typically issue our press release containing financial results for the fourth quarter shortly following this meeting date.

Pursuant to the terms of the Amended and Restated 2014 Incentive Award Plan, the exercise price for stock option grants must equal the fair market value of our common stock, which for purposes of the Amended

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Compensation Discussion and Analysis (continued)

and Restated 2014 Incentive Award Plan is defined as the closing sales price of a share of our common stock on the NYSE on the date of grant. New grants made by the Committee have exercise prices equal to the fair market value of our common stock on the effective date of the award, which is the date of the meeting at which the grant was approved by the Committee. Grants made by the Executive Chairman and our Chief Executive Officer have exercise prices equal to the fair market value of our common stock on the date of grant.

Stock Awards. Performance-based restricted stock awards may be granted under our stockholder-approved incentive award plans by the Committee, which is the administrator of these plans.

Performance-based restricted stock awards are generally granted each year by the Committee at its regularly scheduled meeting in January. For 2023, the number of shares was determined by dividing an amount generally equal in value to a specified percentage of a participating executive’s base salary by the average of the high and low stock prices for 20 trading days preceding the date of grant.

Non-employee directors are automatically granted an award of restricted stock units in an amount equal to $170,000, divided by the fair market value of our common stock on the NYSE on the date of the respective annual meeting. An individual who becomes a non-employee director for the first time after the date of the annual meeting is granted an award of restricted stock units in an amount equal to $85,000.

Deductibility of Executive Compensation

When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). The 2017 Tax Cuts and Jobs Act eliminated most of the exceptions from the $1 million deduction limit, except for certain arrangements in place as of November 2, 2017. As a result, most of the compensation payable to our named executive officers in excess of $1 million per person in a year will not be fully deductible.

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Personnel and Compensation Committee Report

The following report of the Personnel and Compensation Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in Teledyne Technologies Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2023.

Submitted by the Personnel and Compensation Committee of the Board of Directors:

Michelle A. Kumbier, Chair

Charles Crocker

Kenneth C. Dahlberg

Robert A. Malone

Vincent J. Morales

Jane C. Sherburne

Wesley W. von Schack

February 20, 2024

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Summary Compensation Table

The following Summary Compensation Table sets forth information about compensation earned by: (1) our Principal Executive Officer, (2) our current and former Principal Financial Officers and (3) the three other most highly compensated executive officers who were required to file reports under Section 16 of the Exchange Act for fiscal year 2023 (collectively, the “NEOs” or “named executives”). Titles listed are the titles held by each NEO as at the end of our 2023 fiscal year.

Name and Principal Position(1)	Year	Salary	Stock Awards(2)	Option Awards(3)	Non-Equity Incentive Plan Compensation(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(5)	All Other Compensation		Total

Robert Mehrabian Chairman, President and Chief Executive Officer (Principal Executive Officer)	2023	$1,100,000	$1,572,503	—	$3,176,396	$2,696,653	$12,000	(6)	$8,557,552
	2022	$1,100,000	$4,060,681	$1,759,955	$1,464,900	—	$12,000		$8,397,536
	2021	$943,077	$792,086	$1,509,491	$1,884,600	$1,425,804	$12,000		$6,567,058

Susan L. Main Retired Senior Vice President and Chief Financial Officer (former Principal Financial Officer)	2023	$596,263	$213,037	—	$633,415	—	$40,795	(7)	$1,483,510
	2022	$530,000	$203,508	$800,025	$376,400	—	$37,099		$1,947,032
	2021	$489,985	$189,565	$800,115	$604,100	—	$35,981		$2,119,746

Stephen F. Blackwood(8) Senior President and Chief Financial Officer (Principal Financial Officer)	2023	$420,708	$160,681	—	$411,920	—	$22,039	(9)	$1,015,348

Edwin Roks Executive Vice President and President, Teledyne Digital Imaging	2023	$549,971	$295,002	—	$693,036	—	$152,557	(10)	$1,690,566
	2022	$520,624	$281,556	$880,040	$422,500	—	$147,726		$2,252,446
	2021	$449,837	$121,241	$880,120	$639,400	—	$229,961		$2,320,559

Jason VanWees Vice Chairman	2023	$551,923	215,204	—	$634,755	$126,606	$14,196	(11)	$1,542,684
	2022	$535,000	$205,332	$800,025	$380,000	—	$14,196		$1,934,553
	2021	$467,366	$177,843	$800,115	$576,600	—	$14,196		$2,036,120

George C. Bobb III Senior Vice President	2023	$531,400	$278,754	—	$666,994	—	$23,119	(12)	$1,500,267
	2022	$491,154	$188,190	$599,925	$473,700	—	$22,725		$1,775,694
	2021	$441,668	$113,203	$600,137	$502,600	—	$38,435		$1,696,043

(1)	Effective January 1, 2024, Dr. Mehrabian became Executive Chairman, Dr. Roks became Chief Executive Officer and Mr. Bobb became President and Chief Operating Officer.

(2)

For 2023, represents the aggregate fair value on the date of grant of the NEO’s 2023 restricted stock awards based on the probable outcome of the performance conditions of those awards on the date of grant, which is the target amount, as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions considered in the valuation, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K under the heading “Employee Performance-Based Restricted Stock Awards.” The maximum value of the restricted stock awards assuming the highest level of performance conditions is achieved, as calculated in accordance with FASB ASC Topic 718, is the same as the probable outcome on the date of grant.

(3)

Represents the aggregate fair value on the date of grant of the NEO’s option grants as calculated in accordance with FASB ASC Topic 718. For a discussion of the assumptions considered in the valuation, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K. No options were granted in 2023 to NEOs.

(4)

For 2023, consists of (i) the Annual Incentive Plan awards for 2023 performance, payment of which was approved by the Personnel and Compensation Committee in January 2024 and paid in February 2024, plus (ii) cash Performance Plan awards for the 2021-2023 performance periods, payment of which was approved by the Personnel and Compensation Committee in January 2024 and paid in February 2024.

The amounts of the Annual Incentive Plan awards for 2023 for each of the named executives were as follows: Dr. Mehrabian, $1,352,500; Ms. Main, $362,000; Mr. Blackwood, $215,900; Dr. Roks, $335,700; Mr. VanWees, $365,300; and Mr. Bobb, $429,100. The amounts of the 2021-2023 Performance Plan for each of the named executives were as follows: Dr. Mehrabian, $1,823,896; Ms. Main, $271,415; Mr. Blackwood, $196,020; Dr. Roks, $357,336; Mr. VanWees, $269,455; and Mr. Bobb, $237,894.

Beginning with the 2021-2023 performance cycle, the Company transitioned from a Performance Share Program, with awards made every three years and paid out in cash and stock in three annual installments following the end of a three-year performance period, to a Performance Plan, with overlapping three-year all cash performance periods, with

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	71

Summary Compensation Table (continued)

cash payouts, if any, following as soon as practical following the end of each three-year performance period. Pursuant to the proxy disclosure rules of the SEC, cash awards under our Performance Share Program are deemed earned in the last year of the performance cycle, at the time when performance criteria are satisfied, even though they are paid to participants in three annual installments after the end of the performance cycle so long as the participants remain employed by Teledyne or retire. As a result, the amounts listed in this column for 2023 do not include the following cash amounts paid in 2023, representing the third and final installment payment under the 2018-2020 Performance Share Plan: Dr. Mehrabian, $541,653; Ms. Main, $162,888; Mr. VanWees, $152,182; Dr. Roks, $114,629; and Mr. Bobb, $112,617, which amounts were included in the Proxy Statement disclosure for our 2020 fiscal year (to the extent such person was a NEO in that year). Participants in the Performance Share Plan may elect to pay taxes due with respect to an installment payment with awarded shares, awarded cash or a combination thereof. All NEOs chose to pay some or all of their taxes by reducing the number of shares to which he or she was entitled. Dr. Mehrabian, Ms. Main, Mr. Blackwood, Mr. VanWees, Dr. Roks and Mr. Bobb were entitled to 2,830 shares, 851 shares, 480 shares, 795 shares, 598 shares, and 588 shares, respectively. As a result of their elections, shares issuable to Dr. Mehrabian, Ms. Main, Mr. Blackwood, Mr. VanWees, Dr. Roks and Mr. Bobb were reduced by 2,044, 665, 293, 53, 92 and 547 shares, respectively, and the cash portion of their awards increased by $862,650, $280,657, $123,658, $22,368, $38,828 and $230,856, respectively, to pay applicable taxes.

(5)

For 2023, represents the aggregate change in the actuarial present value of the named executive’s accumulated benefit under the Teledyne Technologies Incorporated Pension Plan, the Teledyne Technologies Pension Equalization/Benefit Restoration Plan and, in the case of Dr. Mehrabian, the supplemental pension arrangement contained in his employment agreement. In computing these amounts, we used the same assumptions as were used to compute the annual accruals for possible future payments under our pension plans for our 2023 financial statements.
(6)	Represents car allowance.
(7)

Represents car allowance ($12,000), Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($11,669), employer matching contributions under the Employee Stock Purchase Plan and death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan ($15,930).

(8)	Mr. Blackwood was not a NEO in 2021 and 2022.
(9)	Represents car allowance ($12,000) and Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan ($10,038).
(10)

Represents car allowance ($11,915), tax preparation fee ($8,185), pension compensation ($82,675), and Company contributions to a defined contribution pension scheme ($49,781). Dr. Roks, who was employed by Teledyne DALSA B.V. in The Netherlands in 2023, participated in his employer’s pension program on the same basis as other employees of Teledyne DALSA B.V. in The Netherlands. The pension scheme is a multi-employer defined contribution plan covering employees of the country’s metal industry. Note that amounts representing vacation money, end of year payment and sale of vacation days back to the company, included in “All Other Compensation” for 2021, have been included in “Salary” for 2022 and 2023. Amounts for Dr. Roks are paid in Euro and converted to dollars using the average dollar-euro exchange rate for 2023.

(11)	Represents car allowance ($12,000), Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and employer matching contributions under the Employee Stock Purchase Plan.
(12)	Represents car allowance ($12,000), Company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and employer matching contributions under the Employee Stock Purchase Plan.

72	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Grants of Plan-Based Awards

The table below sets forth information on grants of plan-based awards to the named executives in fiscal year 2023. All equity grants were made under our Amended and Restated 2014 Incentive Award Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units #	All Other Option Awards: Number of Securities Underlying Options #(1)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Robert Mehrabian	1/24/23(3)	165,000	1,650,000	3,300,000

	1/24/23(4)	176,000	1,760,000	3,520,000

	1/24/23(5)				1,524	4,355	4,355			$1,572,503

Susan L. Main	1/24/23(3)	44,160	441,600	883,200

	1/24/23(4)	23,850	238,500	477,000

	1/24/23(5)				207	590	590			$213,037

Stephen F. Blackwood	1/24/23(3)	26,347	263,467	526,934

	1/24/23(4)	18,000	180,000	360,000

	1/24/23(5)				156	445	445			$160,681

Jason VanWees	1/24/23(3)	44,560	445,600	891,200

	1/24/23(4)	24,075	240,750	481,500

	1/24/23(5)				209	596	596			$215,204

Edwin Roks	1/24/23(3)	45,760	457,600	915,200

	1/24/23(4)	33,000	330,000	660,000

	1/24/23(5)				286	817	817			$295,002

George C. Bobb III	1/24/23(3)	43,680	436,800	873,600

	1/24/23(4)	31,200	312,000	624,000

	1/24/23(5)				270	772	772			$278,754

(1)	No stock options were issued in 2023.
(2)

Calculated in accordance with FASB ASC Topic 718. For performance-based restricted stock, represents the value at the date of grant based on the probable outcome of the applicable performance conditions. For a discussion of the assumptions considered in determining the grant date fair value, please see Note 2 (Significant Accounting Policies) to the financial statements in our Annual Report on Form 10-K.

(3)	Represents threshold, target and maximum amounts under the Annual Incentive Plan Awards for 2023, established on January 24, 2023. For the actual amounts paid under the 2023 Annual Incentive Plan (which were paid in February 2024), see the amounts listed in footnote 4 to the column titled “Non-Equity Incentive Plan Award Compensation” in the Summary Compensation Table on page 71.

(4)	Represents the estimated future payouts under the Performance Plan for the 2023-2025 performance cycle, which performance cycle began on January 2, 2023.
(5)	Represents the estimated future payouts under the performance-based restricted stock award granted on January 24, 2023.

The material terms of the awards disclosed in the foregoing table are described in Compensation Discussion and Analysis.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	73

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by the named executives as of December 31, 2023, the last day of our 2023 fiscal year.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)

Robert Mehrabian	50,000	—	—	$123.38	1/24/27			2,365	(3)	$1,055,476
	31,537	—	—	$192.00	1/23/28			11,134	(4)	$4,968,993
	33,672	—	—	$217.39	1/22/29			4,355	(5)	$1,943,593
	8,362	—	—	$383.33	1/21/30
	4,400	2,200	—	$441.51	7/27/31
	4,324	2,160	—	$429.39	10/15/31
	4,715	9,428	—	$360.39	10/25/32

Susan L. Main	10,102	—	—	$217.39	1/22/29			566	(3)	$252,600
	6,751	—	—	$383.33	1/21/30			558	(4)	$249,030
	3,552	—	—	$441.51	7/27/31			590	(5)	$263,311
	370	—	—	$429.39	10/15/31
	2,143	—	—	$360.39	10/25/32

Stephen F. Blackwood	5,046	—		$192.00	1/23/28			289	(3)	$128,978
	6,952	—		$217.39	1/22/29			421	(4)	$187,888
	4,646	—		$383.33	1/21/30			445	(5)	$198,599
	2,446	1,221		$441.51	7/27/31
	1,340	2,686		$360.39	10/25/32

Jason VanWees	10,000	—	—	$123.38	1/24/27			531	(3)	$236,980
	9,461	—	—	$192.00	1/23/28			563	(4)	$251,261
	10,102	—	—	$217.39	1/22/29			596	(5)	$265,989
	6,751	—	—	$383.33	1/21/30
	3,552	1,776	—	$441.51	7/27/31
	370	184	—	$429.39	10/15/31
	2,143	4,286	—	$360.39	10/25/32

Edwin Roks	2,666	—	—	$78.40	1/26/26			362	(4)	$161,557
	15,000	—	—	$123.38	1/24/27			772	(5)	$344,536
	9,461	—	—	$192.00	1/23/28			817	(6)	$364,619
	10,102	—	—	$217.39	1/22/29
	6,751	—	—	$383.33	1/21/30
	3,912	1,954	—	$441.51	7/27/31
	404	200	—	$429.39	10/15/31
	2,358	4,714	—	$360.39	10/25/32

George C. Bobb III	6,308	—	—	$192.00	1/23/28			338	(3)	$150,846
	6,735	—	—	$217.39	1/22/29			516	(4)	$230,286
	4,878	—	—	$383.33	1/21/30			772	(5)	$344,536
	2,568	1,282	—	$441.51	7/27/31
	378	188	—	$429.39	10/15/31
	1,607	3,214	—	$360.39	10/25/32

74	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End (continued)

(1)

Stock option awards vest incrementally at a rate of one-third per year, with full vesting at the third anniversary of the date of grant. Option awards where all or a portion of the award remain unvested at fiscal year-end were granted on July 27, 2021, October 15, 2021 and October 25, 2022.

(2)	Based on a closing share price of $446.29 on December 29, 2023, the last trading day before our fiscal year end.
(3)

Represents the maximum number of shares that the named executive could retain under the restricted stock award granted on January 26, 2021, if our three-year aggregate return to stockholders (as measured by our stock price) equals 100% or more of the S&P 500 Index for the three-year performance period.
(4)

Represents the maximum number of shares that the named executive could retain under the restricted stock award granted on January 25, 2022, if our three-year aggregate return to stockholders (as measured by our stock price) equals 100% or more of the S&P 500 Index for the three-year performance period.

(5)

Represents the maximum number of shares that the named executive could retain under the restricted stock award granted on January 24, 2023, if our three-year aggregate return to stockholders (as measured by our stock price) equals 100% or more of the S&P 500 Index for the three-year performance period.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	75

Option Exercises and Stock Vested

The following table sets forth information about stock options exercised by the named executives in fiscal year 2023 and stock awards that vested or were paid in fiscal year 2023 to the named executives.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Robert Mehrabian	100,000	$32,818,983	2,464	(2)	$996,023	(4)

			786	(3)	$331,944	(5)

Susan L. Main	19,461	$5,137,286	591	(2)	$238,900	(4)

			186	(3)	$78,552	(5)

Stephen F. Blackwood	3,333	$1,035,296	302	(2)	$122,077	(4)

			187	(3)	$78,974	(5)

Jason VanWees	10,400	$3,382,620	554	(2)	$223,943	(4)

			742	(3)	$313,361	(5)

Edwin Roks	—	—	377	(2)	$152,395	(4)

			506	(3)	$213,694	(5)

George C. Bobb III	10,000	$3,097,447	352	(2)	$142,289	(4)

			41	(3)	$17,315	(5)

(1)

The value realized upon exercise of options reflects the price at which shares acquired upon exercise of the options were sold or valued for income tax purposes, net of the exercise price for acquiring the shares.

(2)	Represents restricted stock granted on January 21, 2020, that vested on January 21, 2023, with restrictions on 97.9% of the original award lapsing.
(3)

Represents the third installment of the 2018-2020 performance cycle under the PSP paid as of January 27, 2023. Participants in the Performance Share Program may elect to pay taxes due with respect to an installment payment with awarded shares, awarded cash or a combination thereof. All NEOs chose to pay some or all of their taxes by reducing the number of shares to which he or she was entitled. Dr. Mehrabian, Ms. Main, Mr. Blackwood, Mr. VanWees, Dr. Roks and Mr. Bobb were entitled to 2,830 shares, 851 shares, 480 shares, 795 shares, 598 shares, and 588 shares, respectively. As a result of their elections, shares issuable to Dr. Mehrabian, Ms. Main, Mr. Blackwood, Mr. VanWees, Dr. Roks and Mr. Bobb were reduced by 2,044, 665, 293, 53, 92 and 547 shares, respectively, and the cash portion of their awards increased by $862,650, $280,657, $123,658, $22,368, $38,828 and $230,856, respectively, to pay applicable taxes.

(4)	Based on a closing share price of $404.23 on January 20, 2023, the last trading day before the vesting date.
(5)	Based on a closing share price of $422.32 on January 27, 2023.

76	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Pension Benefits

The following table describes pension benefits provided to the named executives as of the end of our 2023 fiscal year. For a discussion of the assumptions made in the valuation, please see Note 10 (Pension Plans and Postretirement Benefits) to the financial statements in our Annual Report on Form 10-K. Ms. Main, Mr. Blackwood, Dr. Roks and Mr. Bobb do not participate in any defined benefit pension plan sponsored by us and are not included as a named executive for purposes of this Pension Benefits discussion. Dr. Roks, who was employed by Teledyne DALSA B.V. in The Netherlands in 2023, participated in a multi-employer defined contribution plan covering employees of the country’s metal industry on the same basis as other employees of Teledyne DALSA B.V. in The Netherlands. Employer contributions to this plan are included in the “All Other Compensation” column of the Summary Compensation Table.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)

Robert Mehrabian	Teledyne Pension Plan	24.17	$1,641,042	—

	Pension Equalization/	15.33	$15,033,543	—

	Benefit Restoration Plan

	Supplemental Pension	10	$3,998,485	—

	(Employment Agreement)

Jason VanWees	Teledyne Pension Plan	24.42	$560,947	—

	Pension Equalization/

	Benefit Restoration Plan	15.58	$341,345	—

Teledyne Technologies Incorporated Pension Plan

In connection with the spin-off of Teledyne as an independent company, we adopted the Teledyne Technologies Incorporated Pension Plan which covers substantially all U.S. employees hired prior to January 1, 2004. Effective January 1, 2004, new employees do not participate in the Pension Plan. Effective January 1, 2020, Teledyne divided its domestic qualified defined benefit pension plan into two separate plans, one comprised largely of inactive participants and the other comprised largely of active participants (together, the “Pension Plans”). Of our named executives, Dr. Mehrabian and Mr. VanWees participate in our Pension Plans, with Dr. Mehrabian participating in the legacy pension plan and Mr. VanWees participating in the plan for active participants. The annual benefits payable under the Pension Plans to participating salaried employees retiring at or after age 65 is calculated under a formula which considers the participant’s compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan.

The normal retirement age under the Pension Plans is generally age 65. Participants who have satisfied the Pension Plans’ eligibility requirements and terminate employment on or after their normal retirement date will be eligible to receive a lifetime monthly income following termination of their employment. Generally, the basic retirement benefit is equal to one percent of a participant’s average monthly compensation up to monthly Social Security covered compensation, plus 1.65% of average monthly salary in excess of monthly Social Security covered compensation. This amount is then multiplied by the years of credited service completed by the participant, up to 30 years. In general, a participant who has achieved the age of 55 and has completed five years of service or has a vested accrued benefit is eligible for early retirement benefits under the Pension Plans. Early retirement benefits are reduced by an amount equal to 3 percent for each year that a participant’s early retirement date precedes the participant’s normal retirement date. Participants in the Pension Plans have the choice of different annuity types. Participants are prohibited from changing the annuity type elected once

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	77

Pension Benefits (continued)

monthly benefit payments begin. In 2011, we approved a plan amendment to change the rate at which pension benefits will accrue on or after March 1, 2012, to reduce our pension benefit obligations. The pension benefit formula was changed from a “final average pay” calculation to a “career average pay” approach.

Dr. Mehrabian is currently eligible for normal retirement. It is anticipated that Dr. Mehrabian’s benefit under the qualified Pension Plan will need to commence in 2024 as a result of benefit limitations under Section 415 of the Internal Revenue Code (IRC) and the terms of the Pension Plan. A year of credited service is any year in which the participant has performed 1,000 or more service hours. None of the named executives have been granted extra years of credited service and it is our policy not to grant participants, including named executives, with extra years of credited service.

Pension Equalization/Benefit Restoration Plan

We have also adopted a Pension Equalization/Benefit Restoration Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions or for any monies deferred under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan. The Pension Equalization/Benefit Restoration Plan provides that Teledyne will pay to the participant, without requirement for participant contribution upon the participant’s retirement, a retirement benefit equal to the difference between the maximum life annuity to which the participant would be entitled under the qualified Pension Plan upon the participant’s retirement, ignoring any limitations imposed by the Internal Revenue Code and including any compensation deferred under the Executive Deferred Compensation Plan, and the life annuity which is actually paid to the participant under the qualified Pension Plan after giving effect to the limitations imposed by the Internal Revenue Code and excluding any compensation deferred under the Executive Deferred Compensation Plan. On December 31, 2014, the Pension Equalization/Benefit Restoration Plan was amended to freeze accruals under the plan effective February 28, 2015.

Employment Agreement with Dr. Mehrabian

The employment agreement with Dr. Mehrabian provides him with a non-qualified supplemental pension arrangement under which we will pay monthly cash payments to Dr. Mehrabian starting six months following his retirement and for a period of ten years, as supplemental payments to any accrued pension under our qualified Pension Plan and our Pension Equalization Plan, an amount equal to 50 percent of his base salary as in effect for 2018 (which was $995,000). Effective July 31, 2007, the number of years of credited service under this supplemental pension equalization plan reached the maximum number of ten years; as a result, no additional years of service will be credited under this plan.

The employment agreement further provides that Teledyne will pay to Dr. Mehrabian (or his designee in the event of death) any unpaid amounts under this non-qualified pension arrangement in a single lump sum payment within sixty (60) days following the date of his death or disability. In addition, Dr. Mehrabian may request a payment under this non-qualified pension arrangement in the event of an unforeseeable emergency as such term is defined under Section 409A of the Internal Revenue Code.

78	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Nonqualified Deferred Compensation

The following table sets forth information about the participation of named executives in the Executive Deferred Compensation Plan in 2023. Dr. Mehrabian, Mr. VanWees and Dr. Roks do not participate in the Executive Deferred Compensation Plan.

Name	Executive Contributions in 2023 ($)(1)	Registrant Contributions in 2023 ($)	Aggregate Earnings (Losses) in 2023 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at 1/1/2023 ($)

Susan L. Main	$109,215	—	$278,537	—	$1,916,566

Stephen F. Blackwood	—	—	$121,683		$1,903,402

George C. Bobb III	$274,710	—	$35,439	—	$662,991

(1)

The amounts in this column were reported as compensation to the named executive in the Summary Compensation Table for 2023 or in prior years, except for the amounts that represent earnings or losses under Executive Deferred Compensation Plan.

The Teledyne Executive Deferred Compensation plan is a voluntary, non-tax qualified, unfunded deferred compensation plan available to all employees earning $100,000 or more per year for providing deferred compensation, and thus potential tax benefits, to these employees.

A participant in the Deferred Compensation Plan may elect to defer up to 100% of the participant’s salary and up to 100% of the participant’s AIP bonus for a calendar year. As participants defer funds into the Deferred Compensation Plan, premiums in the amount of the deferrals are deposited in life insurance contracts. Participants make deemed investment choices in funds underlying life insurance contracts. Upon retirement or termination, a participant receives the participant’s account balance. A participant can also receive benefits prior to retirement or termination by pre-selecting a distribution date that is no less than three calendar years after the end of the year for which the election is made. A participant may elect to receive an amount equal to 90% of the participant’s account balance prior to the participant’s payment eligibility date. A participant may change daily the investment designations. Deferral elections with respect to annual salaries are irrevocable, except that a participant may elect to increase, decrease or terminate the participant’s salary deferral earned during a calendar year by filing a new election on or before December 31 of the preceding calendar year. Deferral elections with respect to AIP bonuses are irrevocable and must be made each calendar year.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	79

Director Compensation

Directors who are also our employees do not receive any compensation for their services on our Board or its committees. In 2023, directors who are not also our employees (non-employee directors) were paid an annual cash retainer of $110,000 in two equal installments in January and July. In addition, non-employee directors each received restricted stock units valued at $170,000. The restricted stock units generally vest one year following the date of grant and are settled in shares of common stock on the date of vesting unless a director has elected to defer settlement of the award until such director’s separation from Board service. The restricted stock units also vest upon a change in control or the director’s separation from Board service for any reason, other than for removal.

In 2023, the chair of the Audit Committee was paid an annual fee of $20,000, the chair of the Personnel and Compensation Committee was paid an annual fee of $15,000, the chair of the Nominating and Governance Committee was paid an annual fee of $12,500 and our lead director was paid an annual fee of $30,000. Our Nominating and Governance Committee reviews director compensation on an annual basis, which includes reviewing data on director compensation at peer companies provided by the Committee’s independent compensation consultant.

Under the terms of our stockholder-approved Amended and Restated 2014 Incentive Award Plan, our non-employee directors aggregate annual cash and equity compensation is limited to a maximum of $750,000 during any calendar year.

Under our stock ownership guidelines, each non-employee director is expected to own shares of Teledyne common stock equal in market value to at least five times the amount of the annual retainer ($550,000). A new director is expected to attain the minimum level of target ownership within a period of five years from the date he or she first becomes a director of the Company. Once achieved, the minimum level of stock ownership must be maintained for so long as the non-employee director retains their seat on the Board.

The following table sets forth a summary of the compensation we paid to our non-employee directors in 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)

Charles Crocker	$110,000	$170,000	—	—	—	—		$280,000

Kenneth C. Dahlberg	$110,000	$170,000	—	—	—	—		$280,000

Michelle A. Kumbier	$125,000	$170,000	—	—	—	—		$295,000

Simon M. Lorne	$130,000	$170,000	—	—	—	—		$300,000

Robert A. Malone	$110,000	$170,000	—	—	—	—		$280,000

Vincent J. Morales	$110,000	$170,000	—	—	—	—		$280,000

Jane C. Sherburne	$110,000	$170,000	—	—	—	—		$280,000

Denise R. Singleton	$110,000	$170,000	—	—	—	—		$280,000

Michael T. Smith	$152,500	$170,000	—	—	—	$10,313	(2)	$332,813

Wesley W. von Schack	$110,000	$170,000	—	—	—	—		$280,000

80	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Director Compensation (continued)

(1)

Each director received 419 restricted stock unit awards valued in the aggregate at $170,000 on April 27, 2023. For a discussion of the valuation of the restricted stock units granted to non-employee directors, please see Note 11 (Stockholders’ Equity) to the financial statements in our Annual Report on Form 10-K under the heading “Restricted Stock Award Program.”

(2)	Represents death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

The following table sets forth the aggregate number of stock options (all are vested), restricted stock units (RSUs), including deferred RSUs, and phantom stock held by our directors as of December 31, 2023.

Name	Option Awards	RSU Awards	Phantom Stock Awards

Charles Crocker	4,000	987	451

Kenneth C. Dahlberg	4,000	419	—

Michelle A. Kumbier	—	1,245	—

Simon M. Lorne	7,360	2,444	1,049

Robert A. Malone	—	419	—

Vincent J. Morales	—	939	—

Jane C. Sherburne	—	1,083	—

Denise R. Singleton	—	1,278	—

Michael T. Smith	5,176	419	1,245

Wesley W. von Schack	—	2,599	—

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	81

Potential Payments Upon Termination or a

Change in Control

Change in Control Severance Agreements

Each of the currently employed named executives, as well as two other executives, is currently a party to a Change in Control Severance Agreement with the Company. Effective January 1, 2024, Ms. Main is no longer eligible to receive severance benefits under the Change in Control Severance Agreement following her retirement. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either we terminate the executive’s employment for reasons other than cause or the executive terminates employment for good reason. “Severance benefits” for the named executives currently consist of:

•

A cash payment equal to three times (in the case of Dr. Mehrabian) or two times (in the case of the other named executives) the sum of (i) the executive’s highest annual base salary within the year preceding the change in control and (ii) the Annual Incentive Plan bonus target for the year in which the change in control occurs or the average actual bonus payout for the three years immediately preceding the change in control, whichever is higher.

•

A cash payment for the current Annual Incentive Plan bonus cycle based on the fraction of the year worked times the Annual Incentive Plan target objectives at 100% (with payment of the prior year bonus if not yet paid).

•	Payment in cash for unpaid Performance Plan awards, assuming applicable goals are met at 120% of performance (100% in the case of Dr. Roks).
•

Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at our expense for a period of up to 36 months in some agreements (including Dr. Mehrabian and Mr. VanWees) or 24 months in some agreements (including Dr. Roks, Ms. Main, Mr. Blackwood and Mr. Bobb) after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

•	Removal of restrictions on performance-based restricted stock issued under our restricted stock award programs.
•

Full vesting under the Company’s pension plans (within legal parameters) such that the executive shall be entitled to receive the full accrued benefit under all such plans in effect as of the date of the change in control, without any actuarial reduction for early payment.

•

Reimbursement for actual professional outplacement services of up to $25,000 in some agreements (including Dr. Mehrabian and Mr. VanWees) and $15,000 in some agreements (including Dr. Roks, Ms. Main, Mr. Blackwood and Mr. Bobb).

•	Immediate vesting of all stock options, with options being exercisable for the full remainder of the term.
•

In the event amounts under the agreements constitute an “excess parachute” payment as defined in Section 280G of the Internal Revenue Code, the executive will receive the better of, on an after-tax basis, (a) the unreduced excess parachute payment with no tax gross up payment, or (b) a parachute payment reduced to a level below which an excise tax is imposed.

For the purposes of the Change in Control Severance Agreement, a “change in control” will generally be deemed to occur if (1) the Company acquires actual knowledge that any person or group of persons acting together has acquired the beneficial ownership of securities of the Company entitling such person to 20% or more of the voting power of the Company, (2) a tender offer to acquire 20% or more of the voting power of the Company is completed, (3) a successful third party proxy solicitation is made relating to the election or removal of 50% or more of the members of the Board or any class of the Board, or (4) a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company occurs as a result of which the stockholders of the Company immediately prior to such transaction do not hold, immediately following such transaction, a majority of the voting power of the surviving, acquiring or resulting corporation.

82	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Potential Payments Upon Termination or a Change in Control (continued)

The paragraphs below explain the impact on our executive compensation programs for named executives of various change in control and termination scenarios other than a termination that would trigger the benefits under the Change in Control Severance Agreements.

Annual Incentive Plan

The following is a summary of the terms of awards under our Annual Incentive Plan related to the treatment of awards upon termination of employment:

If a participant’s employment is terminated before the end of a plan year for reason of death, disability, or normal or early retirement, the award will be calculated at the end of the plan year, based on their actual salary earned during the plan year, provided they were with the Company for at least six months during the plan year.

If a participant’s employment is terminated during the plan year for any other reason, no award will be paid for the plan year.

Stock Options

The following table summarizes the terms of awards under our incentive plans related to the treatment of stock options upon termination of employment or upon a change in control:

Change in Control or Termination Event	Treatment of Unvested Awards	Time to Exercise Vested Awards

Change in Control	Awards Fully Vest*	Remainder of Term*

Death	Awards Fully Vest	12 Months

Disability	Continued Vesting	Remainder of Term

Retirement	Forfeiture**	Remainder of Term

Other	Forfeiture**	30 Days**

*	Unless options are assumed or replaced by the successor company.

**

The Mehrabian Employment Agreement provides that, starting with option grants made in 2019, in the event of separation of service by Dr. Mehrabian for any reason other than death, outstanding stock options shall continue to vest and may be exercised for the remainder of the option term.

Performance Program

In the event of a change in control not followed by termination, or where a participant terminates employment because of retirement or disability, the participant’s Performance Plan participation will be pro-rated based on the number of full months of employment during the cycle, divided by 36. Awards for retired participants are paid at the same time as awards are paid to active participants. On a change in control not followed by termination, awards are paid 30 days following the change in control event. If a participant’s employment terminates for any other reason, the current cycle’s incentive and any prior cycle’s incentive will be forfeited unless deemed otherwise by the Personnel and Compensation Committee.

Restricted Stock Award Program

During the restricted period, performance-based restricted stock will be forfeited upon a participant’s termination of employment. However, if the participant dies, becomes disabled or retires prior to the expiration of the applicable performance cycle, the amount of the participant’s restricted stock that is not subject to forfeiture at the end of the performance cycle will be pro-rated for the portion of the performance cycle completed by the participant prior to his death, disability or retirement and that amount will become vested at the end of the performance cycle. In the event of a change in control, all restrictions applicable to the restricted stock award will terminate fully.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	83

Potential Payments Upon Termination or a Change in Control (continued)

Potential Termination Payments

The following table sets forth the potential payments upon a change in control and termination following a change of control, retirement, resignation or termination or death or disability of the named executives as of December 31, 2023, the last day of our 2023 fiscal year, assuming the change in control or termination event had taken place on December 31, 2023. The amounts shown include amounts earned through December 31, 2023, other than pension benefits, and are estimates of the amounts which would be paid out to the executives upon their termination following a termination event. The actual amounts to be paid out can only be determined at the time of such executive’s separation from the Company, and such amounts may be subject to re-negotiation at the time of actual termination. Estimated monthly pension benefits for named executives upon retirement or termination following a change in control are described at the end of this section. Any amounts paid following termination or a change in control may be delayed for up to six months to comply with provisions of Section 409A of the Internal Revenue Code.

Robert Mehrabian

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	$8,250,000		—		—		—

Bonus Payment	$1,650,000	(2)	—		$1,352,500		$1,352,500

Value of Unvested Stock Options	$856,885	(3)	—	(4)	$856,885		$856,885	(5)

Value of Unvested Restricted Stock	$7,968,062	(6)	$7,968,062	(6)	$4,743,450	(7)	$4,743,450	(7)

Value of Unpaid Performance Program Amounts	$7,040,000	(8)	$1,760,000	(9)	$1,484,575	(10)	$1,484,575	(10)

Welfare Benefit Values	$42,287		—		—		—

Outplacement	$25,000		—		—		—

Reduction to Avoid Excise Tax	—		—		—		—

Payments	$25,832,234		$9,728,062		$8,437,410		$8,437,410

Susan L. Main

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	$1,987,200		—		—		—

Bonus Payment	$441,600	(2)	—		$362,000		$362,000

Value of Unvested Stock Options	$379,766	(3)	—	(4)	—		$379,766	(5)

Value of Unvested Restricted Stock	$764,941	(6)	$764,941	(6)	$486,337	(7)	$486,337	(7)

Value of Unpaid Performance Program Amounts	$954,000	(8)	$238,500	(9)	$201,177	(10)	$201,177	(10)

Welfare Benefit Values	$29,062		—		—		—

Outplacement	$15,000		—		—		—

Reduction to Avoid Excise Tax	—		—		—		—

Payments	$4,571,569		$1,003,441		$1,049,514		$1,429,280

84	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Potential Payments Upon Termination or a Change in Control (continued)

Stephen F. Blackwood

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	$1,872,000		—		—		—

Bonus Payment	$263,467	(2)	—		$215,900		$215,900

Value of Unvested Stock Options	$236,564	(3)	—	(4)	—		$236,564	(5)

Value of Unvested Restricted Stock	$515,465	(6)	$515,465	(6)	$305,309	(7)	$305,309	(7)

Value of Unpaid Performance Program Amounts	$720,000	(8)	$180,000	(9)	$151,832	(10)	$151,832	(10)

Welfare Benefit Values	$39,896		—		—		—

Outplacement	$15,000		—		—		—

Reduction to Avoid Excise Tax	—		—		—		—

Payments	$3,662,392		$695,465		$673,041		$909,605

Jason VanWees

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)	Death or Disability

Cash Severance	$2,005,200		—		—	—

Bonus Payment	$445,600	(2)	—		—	$365,300

Value of Unvested Stock Options	$379,766	(3)	—	(4)	—	$379,766	(5)

Value of Unvested Restricted Stock	$754,230	(6)	$754,230	(6)	—	$472,905	(7)

Value of Unpaid Performance Program Amounts	$963,000	(8)	$240,750	(9)	—	$203,075	(10)

Welfare Benefit Values	$25,989		—		—	—

Outplacement	$25,000		—		—	—

Reduction to Avoid Excise Tax	—		—		—	—

Payments	$4,598,785		$994,980		—	$1,421,046

Edwin Roks

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)		Death or Disability

Cash Severance	$2,059,200		—		—		—

Bonus Payment	$457,600	(2)	—		$335,700		$335,700

Value of Unvested Stock Options	$417,653	(3)	—	(4)	—		$417,653	(5)

Value of Unvested Restricted Stock	$870,712	(6)	$870,712	(6)	$485,031	(7)	$485,031	(7)

Value of Unpaid Performance Program Amounts	$660,000	(8)	$330,000	(9)	$278,358	(10)	$278,358	(10)

Welfare Benefit Values	$13,968		—		—		—

Outplacement	$15,000		—		—		—

Reduction to Avoid Excise Tax	—		—		—		—

Payments	$4,494,133		$1,200,712		$1,099,089		$1,516,742

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	85

Potential Payments Upon Termination or a Change in Control (continued)

George C. Bobb III

Type of Benefit	Change in Control (followed by termination)		Change in Control (no termination)		Retirement or Voluntary Termination(1)	Death or Disability

Cash Severance	$1,965,600		—		—	—

Bonus Payment	$436,800	(2)	—		—	$429,100

Value of Unvested Stock Options	$285,388	(3)	—	(4)	—	$285,388	(5)

Value of Unvested Restricted Stock	$725,668	(6)	$725,668	(6)	—	$396,777	(7)

Value of Unpaid Performance Program Amounts	$1,065,000	(8)	$251,000	(9)	—	$208,166	(10)

Welfare Benefit Values	$40,189		—		—	—

Outplacement	$15,000		—		—	—

Reduction to Avoid Excise Tax	—		—		—	—

Payments	$4,533,645		$976,668		—	$1,319,431

(1)	Each of the named executives, except for Jason VanWees and George C. Bobb III, was retirement eligible on January 1, 2023.

(2)	Represents the 2023 AIP award at target.

(3)

Represents the number of all unvested stock options as of December 31, 2023, multiplied by $446.29, the closing price of our common stock on December 29, 2023, the last trading day prior to our fiscal year end, less the aggregate exercise price of the unvested stock options.

(4)	Assumes that unvested stock options are assumed or replaced by acquirer or otherwise remain outstanding.

(5)

Represents the number of all unvested stock options as of December 31, 2023, multiplied by $446.29, the closing price of our common stock on December 29, 2023, less the aggregate exercise price of the unvested stock options. Option awards accelerate in full upon death and continue vesting following disability.

(6)

Represents the number of unvested shares of restricted stock and restricted stock units granted in 2021, 2022 and 2023 multiplied by $446.29, the closing price of our common stock on December 29, 2023.

(7)

Represents the present value of unvested restricted stock granted in 2021, 2022 and 2023 pro-rated for the portion of the performance period completed by the named executive prior to retirement, termination, death or disability. Assumes goals are met at 100% of performance targets. Actual payment of the stock award is not made until after the completion of the performance period. Shares are valued at $446.29, the closing price of our common stock on December 29, 2023.

(8)

Represents the cash payable under our 2022-2024 Performance Plan award and our 2023-2025 Performance Plan award, assuming applicable goals are met at the maximum (200%) performance target for all named executives other than Dr. Roks (for whom applicable goals are assumed met at 100% of performance target).

(9)

Represents the cash payable under our 2022-2024 Performance Plan award and 2023-2025 Performance Plan award, prorated for the portion of the performance cycle completed prior to the change-in-control, assuming applicable goals are met at target

(10)

Represents the present value of cash payable under our 2022-2024 Performance Plan award and 2023-2025 Performance Plan award, prorated for the portion of the performance cycle completed prior to retirement or disability, as the case may be, assuming applicable goals are met based on actual performance as of the end of fiscal 2023. Actual payment of the Performance Plan amounts is made at the same time payment is made to active participants.

86	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Potential Payments Upon Termination or a Change in Control (continued)

The following table sets forth each named executive’s monthly pension benefit under the Teledyne Technologies Incorporated Pension Plan, the Teledyne Technologies Incorporated Pension Plan for Defined Active Participants, and the Teledyne Benefit Restoration/Pension Equalization Plan assuming a change of control had taken place on December 31, 2023 and assuming each named executive had elected payment in the form of a single life annuity. The table shows the monthly payment the named executive would receive without a change in control and the additional amounts, if any, that result from a change in control. Ms. Main, Mr. Blackwood, Dr. Roks and Mr. Bobb do not participate in Teledyne’s domestic pension plans.

	Teledyne Pension Plan Benefit as of Fiscal Year End 2022	Additional Amounts Resulting from Change in Control	Benefit Restoration/ Pension Equalization Plan Benefit as of Fiscal Year End 2022	Additional Amounts Resulting from Change in Control	Total Monthly Payment following a Change in Control as of Fiscal Year End 2022

Robert Mehrabian(1)	$22,485	—	$205,634	—	$228,091

Jason VanWees(2)	—	$7,689	—	$4,718	$12,407

(1)

In addition, the annual pension benefit payable to Dr. Mehrabian under the supplemental pension arrangement contained in his employment agreement following termination from employment at December 31, 2023 (for reason other than for cause) would be $40,613 for 10 years, payable monthly. This amount reflects previously paid FICA taxes.

(2)

Mr. VanWees is currently under the earliest retirement age allowed under the Teledyne pension plans (55). His vested benefit payable at that age is $5,382 from the Qualified Active Pension Plan and $3,303 from the Pension Equalization Plan.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	87

Pay Versus Performance

As required by rules and regulations of the SEC, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s pay-for-performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “
Executive Compensation — Compensation Discussion and Analysis
.” Note that some data from 2022 and 2021 originally included in the 2023 Proxy Statement has been corrected in the tables below.

Year	Summary Compensation Table Total for first PEO 1	Summary Compensation Table Total for second PEO 1	Compensation Actually Paid to first PEO 2	Compensation Actually Paid to second PEO 2	Average Summary Compensation Table Total for Non-PEO NEOs 3	Average Compensation Actually Paid to Non-PEO NEOs 4	Value of Initial Fixed $100 Investment Based On:		Net Income (millions) 7	Adjusted Income Before Taxes (millions) 8
							Total Stock- holder Return (TSR) 5	Peer Group Total Stock- holder Return 6
(a)	(b)(1)	(b)(2)	(c)(1)	(c)(2)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$8,557,552	n/a	$6,739,816	n/a	$1,446,475	$1,465,578	$128	$153	$885.7	$995.8
2022	$8,397,536	n/a	$8,251,770	n/a	$1,977,431	$1,932,021	$115	$127	$788.6	$1,082.7
2021	$6,567,058	$2,604,456	$6,203,865	$3,299,139	$2,080,593	$2,300,967	$126	$136	$445.3	$1,049.4
2020	$4,699,584	n/a	$5,816,819	n/a	$3,499,689	$4,022,974	$113	$111	$401.9	$490.5

1
During 2021, both Dr. Mehrabian and Aldo Pichelli served as Teledyne’s Principal Executive Officer (PEO) for a portion of the year. Aldo Pichelli served as President and Chief Executive Officer in 2020 and in 2021 through October 14, 2021. Dr. Mehrabian served as Chairman, President and Chief Executive Officer beginning on October 15, 2021, and in 2022 and 2023. The dollar amounts reported in column (b)(1) for the first PEO are the amounts of total compensation reported for Dr. Mehrabian (for 2023, 2022 and 2021) and for Mr. Pichelli (for 2020) in the “Total” column of the Summary Compensation Table. The dollar amounts reported in column (b)(2) for the second PEO are the amounts of total compensation reported for Mr. Pichelli for 2021 in the “Total” column of the Summary Compensation Table.

2
The dollar amounts reported in column (c)(1) represent the amount of “compensation actually paid” to the first PEO (Dr. Mehrabian for 2021-2023 and Mr. Pichelli for 2020), as computed in accordance with SEC rules. The dollar amounts reported in column (c)(2) represent the amount of “compensation actually paid” to the second PEO for 2021 (Mr. Pichelli), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO during the applicable year. The following adjustments were made to the PEO’s total compensation for each applicable year to determine the compensation actually paid in accordance with SE
C
rules:

First PEO:

Year	Reported Summary Compensation Table Total for first PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to first PEO
2023	$8,557,552	($1,572,503)	$2,304,920	($2,696,653)	$146,500	$6,739,816
2022	$8,397,536	($5,820,636)	$5,674,870	—	—	$8,251,770
2021	$6,567,058	($2,301,577)	$3,364,188	($1,425,804)	—	$6,203,865
2020	$4,699,584	($1,489,002)	$2,776,241	($ 170,004)	—	$5,816,819

88	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Pay Versus Performance
(continued)

Second PEO:

Year	Reported Summary Compensation Table Total for second PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (d)	Compensation Actually Paid to second PEO
2021	$2,604,456	($704,002)	$1,398,685	—	—	$3,299,139

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following for the first PEO and the second PEO (for 2021): (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

First PEO:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2023	$1,710,362	$ 562,589	—	$ 31,969	—	—	$2,304,920
2022	$6,278,135	($207,102)	—	($396,163)	—	—	$5,674,870
2021	$2,421,651	$ 899,703	—	$ 42,834	—	—	$3,364,188
2020	$1,567,073	$ 807,308	—	$ 401,860	—	—	$2,776,241

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	89

Pay Versus Performance
(continued)

Second PEO:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2021	$780,591	$570,060	—	$48,034	—	—	$1,398,685

(c)	The amounts included in this column are the amounts reported in “Change in Pension and Nonqualified Deferred Compensation” column of the Summary Compensation Table for each applicable year.

(d)
The total pension benefit adjustments for each applicable year include the aggregate of two components: (i) the actuarially determined service cost for services rendered by Dr. Mehrabian or Mr. Pichelli during the applicable year (the “service cost”); and (ii) the entire cost of benefits granted in a plan amendment (or initiation) during the applicable year that are attributed by the benefit formula to services rendered in periods prior to the plan amendment or initiation (the “prior service cost”), in each case, calculated in accordance with U.S. GAAP. Neither Dr. Mehrabian nor Mr. Pichelli had any amounts deducted or added in calculating the pension benefit adjustments for years 2020-2022. For year 2023, a total of $146,500 in prior service cost was added for Dr. Mehrabian.

3
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020)) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020)) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023, Ms. Main, Mr. Blackwood, Mr. VanWees, Mr. Roks and Mr. Bobb; (ii) for 2021, Ms. Main, Mr. VanWees, Mr. Roks and Melanie S. Cibik (ii) for 2022, Ms. Main, Mr. VanWees, Mr. Roks and Mr. Bobb; (ii) for 2021, Ms. Main, Mr. VanWees, Mr. Roks and Melanie S. Cibik; and (iii) for 2020, Dr. Mehrabian, Ms. Main, Mr. VanWees and Miss Cibik.

4
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020)), as computed in accordance with SEC rules and regulations. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs as a group during the applicable year. In accordance with SEC rules and regulations, the following adjustments were made to average total compensation for such NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non- PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments (b)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$1,446,475	($ 232,535)	$ 272,510	($ 25,321)	$ 4,450	$1,465,578
2022	$1,977,431	($ 989,650)	$ 935,240	—	$ 9,000	$1,932,021
2021	$2,080,593	($ 967,196)	$1,174,938	($ 6,742)	$19,375	$2,300,967
2020	$3,499,689	($1,116,721)	$2,290,193	($668,874)	$18,687	$4,022,974

90	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Pay Versus Performance
(continued)

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2023	$ 252,922	$ 38,022	—	($ 18,434)	—	—	$ 272,510
2022	$1,141,976	($ 81,911)	—	($124,825)	—	—	$ 935,240
2021	$ 878,295	$ 327,660	—	($ 31,017)	—	—	$1,174,938
2020	$1,126,384	$ 730,462	—	$ 433,347	—	—	$2,290,193

(b)	The amounts deducted or added in calculating the total pension benefit adjustments are as follows:

Year	Average Service Cost	Average Prior Service Cost	Total Average Pension Benefit Adjustments

2023	$ 4,450	—	$ 4,450

2022	$ 9,000	—	$ 9,000

2021	$19,375	—	$19,375

2020	$18,687	—	$18,687

5
Cumulative Total Stockholder Return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

6
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 1500 Industrials.

7	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8
Adjusted Income Before Taxes is defined as net income before taxes adjusted for certain intercompany sales and certain one-time events and tax items and, for AIP awards for fiscal years 2021 and 2022 only, acquired intangible asset amortization related to our acquisition of FLIR Systems, Inc. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Income Before Taxes is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures
As described in greater detail in “
Executive Compensation – Compensation Discussion and Analysis
,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	91

Pay Versus Performance
(continued)

incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Adjusted Income Before Taxes

•	Adjusted Revenue

•	Revenue

•	Return to Stockholders

•	Managed Working Capital as Percentage of Sales
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “
Executive Compensation — Compensation Discussion and Analysis
,” the Company’s executive compensation program reflects a pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table. In accordance with the SEC’s rules and regulations, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and TSR
The following graph reflects the amount of compensation actually paid to Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020), and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020)) compared with the Company’s and our peer group’s cumulative TSR over the three years presented in the table.

92	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Pay Versus Performance
(continued)

Compensation Actually Paid and Net Income
The following graph reflects the amount of compensation actually paid to Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020), and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020)) compared with the Company’s net income over the three years presented in the table.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	93

Pay Versus Performance
(continued)

Compensation Actually Paid and Adjusted Income Before Taxes
The following graph reflects the amount of compensation actually paid to Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020), and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Dr. Mehrabian (for 2023, 2022 and 2021) and Mr. Pichelli (for 2021 and 2020)) compared with the Company’s Adjusted Income Before Taxes over the three years presented in the table. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Adjusted Income Before Taxes is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes Adjusted Income Before Taxes when setting goals in the Company’s AIP and Performance Plan, where in each case it is the most heavily weighted performance component.

94	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

2023 Median Employee to CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and disclose the ratio of the total annual compensation of the median employee as compared to the total annual compensation of our Chief Executive Officer. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

We identified the median compensated employee using our employee population on December 31, 2021. This employee previously identified as the median compensation employee is no longer employed by us. As permitted by SEC rules, we are using an employee whose compensation is substantially similar to the median compensated employee we identified in 2021. There was no significant change in our employee population, employee demographic profile or compensation policies between 2021 and 2023.

Our median compensated employee’s total annual compensation for 2023 as calculated using the methodology governing the Summary Compensation Table was $66,824. The total annual compensation of our Chief Executive Officer as reported in the Summary Compensation Table was $8,557,552. Therefore, the ratio of our median employee’s pay to the pay of our Chief Executive Officer is estimated to be 1:128.

SEC rules for identifying the median compensated employee permit companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Consequently, the pay ratios reported by other companies may not be comparable to the pay ratio reported by Teledyne.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	95

Certain Transactions

Indemnification Agreements

The Company has entered into individual Indemnification Agreements with our directors and certain officers and executives of Teledyne, including all of the named executives. The Indemnification Agreements provide the directors and executives who are parties to the agreements with a stand-alone contractual right to indemnification and expense advancement to the greatest extent allowable under Delaware law. The agreements continue until the later of (i) 10 years after the indemnitee ceases to serve as a director or officer, and (ii) one year following the final termination of any proceeding subject to the agreement.

Policies and Procedures for Reviewing Related Party Transactions

Our Board has adopted a Related Party Transaction Policy that applies to executive officers, directors, family members of executive officers and directors, stockholders owning in excess of five percent of the Company’s stock, and affiliates of the foregoing. Under this policy, any related party transaction requires the approval or ratification of the Nominating and Governance Committee. Related party transactions in which the aggregate amount involved is expected to be less than $3 million in any fiscal year can also be approved by Chair of the Nominating and Governance Committee and transactions in which the aggregate amount involved is expected to be less than $1 million in any fiscal year can be approved by the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary of the Company. The Policy defines a related party transaction as a transaction between the Company and any related party in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) the Company or a subsidiary of the Company is a party or participant and (3) a related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity).

In determining whether to approve or ratify a related party transaction, the Nominating and Governance Committee may take into account, among other factors it deems appropriate, whether the related party transaction involves products or services of a nature, quantity or quality that are not readily available from alternative sources, whether the related party transaction is on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally, and the extent of the related party’s interest in the transaction. The Nominating and Governance Committee has determined that certain types of transactions, to the extent they constitute related party transactions, shall be deemed to be pre-approved or ratified. These transactions include executive and director compensation, a transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s stock, and any transaction with another company at which a related party is an executive officer or a beneficial owner of 10% or more of that company’s stock if the aggregate amount involved in any fiscal year does not exceed the greater of $1,000,000 or 2% of that company’s total annual revenues, and any charitable contribution, grant or endowment by the company to a charitable organization, foundation or university at which a related party’s only relationship is an employee or a director if the aggregate amount involved does not exceed the lesser of $100,000 or 2% of the charitable organization’s total annual receipts.

The full text of the Related Party Transaction Policy can be viewed on our website, www.teledyne.com under “Who We Are — Corporate Governance.”

96	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Questions and Answers

About the Meeting and Voting

1.	Who is entitled to vote at the Annual Meeting?

If you were a holder of Teledyne common stock at the close of business on the Record Date of March 1, 2024, you are eligible to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own. As of March 1, 2024, there were     shares of common stock outstanding and eligible to vote.

2.	What is the difference between holding shares as a stockholder of record, a registered stockholder, and as a beneficial owner of shares?

Stockholder of Record or Registered Stockholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare, you are considered a “stockholder of record” or a “registered stockholder” of those shares.

Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm, or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm, or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm, or similar organization how to vote the shares held in your account.

3.	How do I vote if I am a stockholder of record?

By Telephone or Internet. All stockholders of record can vote by telephone within the U.S., U.S. territories, and Canada, by using the toll-free telephone number on the eProxy Notice or proxy card, or through the Internet, at the web address provided and by using the procedures and instructions described on the eProxy Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

By Written Proxy. All stockholders of record can also vote by written proxy card. If you are a stockholder of record and receive an eProxy Notice, you may request a written proxy card by following the instructions included in the eProxy Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board.

At the Virtual Annual Meeting. All stockholders of record may vote by internet at the virtual Annual Meeting. See Question 6 below regarding how to attend virtually the Annual Meeting.

Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible. Your shares will be voted in accordance with your instructions.

4.	How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on “non-routine” matters, unless you provide specific instructions by completing and returning the voting instruction card from your broker, bank, or other similar organization or by following the instructions provided to you for voting your shares via telephone or the Internet. For the Annual Meeting, only the ratification of the selection of Deloitte & Touche LLP as our independent auditor for 2024 (Item 2) is considered to be a routine matter. For your vote to be counted with respect to non-routine matters (Items 1, 3, 4, 5 and 6), you will need to communicate your voting decisions to your broker, bank, or other similar organization before the date of the Annual Meeting. If you wish to vote your shares at the virtual Annual Meeting, you must obtain a “legal proxy” from the broker, bank, or similar organization and register it with Computershare prior to the virtual Annual Meeting.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	97

Questions and Answers About the Meeting and Voting (continued)

5.	How do I vote if I participate in the 401(k) Plan?

If you hold common stock in the Teledyne Technologies Incorporated 401(k) Plan, you must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail or submitting them by telephone or electronically using the Internet. You cannot vote your shares yourself at the virtual Annual Meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. (Eastern Time), on April 19, 2024.

6.	How do I attend the Annual Meeting?

Only holders of Teledyne common stock as of the close of business on the Record Date of March 1, 2024, or their authorized representatives by proxy may attend virtually the Annual Meeting.

Stockholder of Record or Stockholder in 401(k) Plan. If you are a stockholder of record (meaning, your shares of common stock are registered directly in your name with our transfer agent, Computershare) or you are a participant in the Teledyne Technologies Incorporated 401(k) Plan and wish to attend the Annual Meeting, you can attend the meeting by accessing https://meetnow.global/MAPYH49 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials you previously received.

Beneficial Owner of Shares. If you were a beneficial holder of record of common stock of Teledyne as of the Record Date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must register in advance to virtually attend the Annual Meeting. To register, you must obtain a legal proxy, executed in your favor, from the holder of record and submit proof of your legal proxy reflecting the number of shares of Teledyne common stock you held as of the Record Date, along with your name and email address, to Computershare. Please forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern, on April 19, 2024. You will then receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to https://meetnow.global/MAPYH49 and enter your control number.

Please note that the Annual Meeting will begin promptly at 9:15 a.m. Pacific time.

7.	What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

8.	Why did I receive more than one notice, proxy card, or voting information form?

If you received more than one eProxy Notice, proxy card or voting instruction form, you own shares registered in different names or own shares held in more than one account. To ensure that all shares are voted, please vote each account over the Internet or by telephone, or sign and return by mail all proxy cards and voting instruction forms. If you would like to consolidate your accounts, please contact our transfer agent, Computershare, at (888) 540-9867 for assistance. If you hold your shares through a bank, broker or other nominee, you should contact them directly and request consolidation.

9.	Can I change my vote?

Yes. There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the Annual Meeting (please note that, in order to be counted, the revocation or

98	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Questions and Answers About the Meeting and Voting (continued)

change must be received by 11:59 p.m. Eastern time on April 23, 2024 if voting by telephone, or by 11:59 p.m. Eastern time on April 19, 2024 in the case of instructions to the trustee of the Teledyne Technologies Incorporated 401(k) Plan):

•	Vote again by telephone or at the Internet website.

•	Transmit a revised proxy card or voting instruction form that is dated later than the prior one.

•	Stockholders of record may vote at the virtual Annual Meeting.

•	Stockholders of record may notify the Corporate Secretary in writing that a prior proxy is revoked.

•	401(k) Plan participants may notify the plan trustee in writing that prior voting instructions are revoked.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the Internet, will count as your vote. If a vote has been recorded for your shares and you subsequently submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand. Your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked

10.	What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for a matter but does not have the authority to vote because the beneficial owner did not provide voting instructions on such matter. Under NYSE rules, the proposal to ratify the appointment of independent auditor (Item 2) is considered a “discretionary” or “routine” item. This means that brokerage firms may vote on such item in their discretion on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the Annual Meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “non-discretionary” or “non-routine” items; brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals. For Items 4, 5 and 6 a broker non-vote will have the effect of an “Against” vote.

11.	What constitutes a “quorum” for the meeting?

A quorum is a majority of the outstanding shares that are entitled to vote as of the Record Date present at the meeting or represented by proxy. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes count as present at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

12.	What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 1, 2024, the Record Date for the meeting, the Company had     outstanding shares of common stock eligible to vote. Each share of common stock outstanding and eligible to vote on the Record Date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

The Company is incorporated in the State of Delaware and its shares are listed on the NYSE. As a result, the DGCL and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders.

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	99

Questions and Answers About the Meeting and Voting (continued)

A description of the voting requirements and related effect of abstentions and broker non-votes on each item is as follows:

	Voting Options	Board Recommendation	Vote Required to Adopt the Proposal	Effect of Abstentions and Broker Non-Votes

Item 1 – Election of four Class I Directors to Serve for a Three-Year Term Expiring at the 2027 Annual Meeting	“For,” “Against,” or “Abstain” on each nominee	“FOR” each nominee	Majority of votes cast for such nominee	None

Item 2 – Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for 2024	“For,” “Against,” or “Abstain”	“FOR”	Majority of votes cast	None

Item 3 – Non-Binding Advisory Vote to Approve Resolution on 2023 Named Executive Officer Compensation	“For,” “Against,” or “Abstain”	“FOR”	Majority of votes cast	None

Item 4 – Approval of Amendments to the Company’s Restated Certificate of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of Directors	“For,” “Against,” or “Abstain”	“FOR”	75% of shares outstanding	Abstentions and Broker Non- Votes have the effect of a vote “Against.”

Item 5 – Approval of Amendments to the Company’s Restated Certificate of Incorporation to Provide for Executive Officer Exculpation	“For,” “Against,” or “Abstain”	“FOR”	Majority of shares outstanding	Abstentions and Broker Non- Votes have the effect of a vote “Against.”

Item 6 – Stockholder Proposal to Adopt Simple Majority Voting	“For,” “Against,” or “Abstain”	“AGAINST”	Majority of votes cast	None

13.	Who pays for the solicitation of proxies?

Our Board is soliciting your vote. Our directors, officers or other employees may solicit proxies on behalf of the Board by mail, the Internet, in person, by electronic delivery, telephone, facsimile or other medium.

We pay the cost of preparing, assembling and mailing this proxy-soliciting material and soliciting proxies. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee’s name.

We have engaged Georgeson, Inc., to help solicit proxies at a cost of $9,500, plus expenses. Our employees may solicit proxies for no additional compensation.

14.	Can other business in addition to the items listed on the agenda be transacted at the meeting?

The Company knows of no other business to be presented for consideration at the Annual Meeting other than the items indicated in the eProxy Notice. If other matters are properly presented at the Annual Meeting, the persons designated as authorized proxies on your proxy card may vote on such matters in their discretion. In addition, the persons designated as authorized proxies on your proxy card may vote your shares to adjourn the Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the Annual Meeting.

100	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Questions and Answers About the Meeting and Voting (continued)

15.	When will the Company announce the voting results?

We will announce the preliminary voting results at the Annual Meeting. The Company will report the final results on our website and in a Current Report on Form 8-K filed with the SEC, within four business days of the Annual Meeting.

16.	Is there a list of stockholders entitled to vote at the Annual Meeting?

Yes. A list of stockholders entitled to vote will be available during business hours for a 10-day period ending on the day before the meeting date at the Company’s executive offices, 1049 Camino Dos Rios, Thousand Oaks, California 91360, for examination by any stockholder for any legally valid purpose. The list also will be available to stockholders for any such purpose on the virtual Annual Meeting website.

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Other Information

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K, without exhibits, can be obtained without charge from the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, at Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360, or telephone (805) 373-4545. You also may view a copy of the Form 10-K electronically by accessing our website www.teledyne.com. Additionally, in accordance with rules issued by the SEC, you may access our 2023 Annual Report at www.envisionreports.com/tdy.

2025 Annual Meeting and Stockholder Proposals

Under Rule 14a-8 of the SEC, proposals of stockholders intended to be presented at the 2025 Annual Meeting of Stockholders must be received no later than November  , 2024, for inclusion in the Proxy Statement and proxy card for that meeting. In addition, our Restated Certificate of Incorporation provides that for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year’s Annual Meeting which, in the case of the 2025 Annual Meeting of Stockholders, would be no earlier than January  , 2025 and no later than February  , 2025. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Our Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Executive Vice President, General Counsel, Chief Compliance Officer and Secretary. To comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February  , 2025. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2025 annual meeting.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, several brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, please notify your broker or direct your written request to Melanie S. Cibik, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360, or call (805) 373-4545. Any stockholder who currently receives multiple copies of the Proxy Statement at such stockholder’s address and would like to request “householding” of any communications should contact such stockholder’s broker.

102	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Other Information (continued)

Stockholders of record may also request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare, at 1-888-540-9867 (in the U.S. and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI, 02940-3006 or through the Computershare website, www.computershare.com. Stockholders owning their shares through a bank, broker, or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee or by calling 1-866-540-7095.

Electronic Access to Proxy Materials and Annual Report

Stockholders can elect to view future Proxy Statements and annual reports over the Internet instead of receiving paper copies in the mail and thus can save us the cost of producing and mailing these documents. You will be responsible for any costs normally associated with electronic access, such as usage and telephonic charges.

Registered stockholders who have access to the Internet and agree to receive future annual reports and other proxy materials by accessing our web site (www.teledyne.com) should provide their valid email addresses to our transfer agent, Computershare, at the agent’s website www.computershare.com/investor. If you hold your common stock in nominee name (such as through a broker), check the information provided by your nominee for instructions on how to elect to view future Proxy Statements and annual reports over the Internet. Stockholders who choose to view future Proxy Statements and annual reports over the Internet will receive instructions containing the Internet address of those materials, as well as voting instructions, approximately four weeks before future meetings. Additionally, in accordance with rules issued by the SEC, you may access our 2023 Annual Report and this Proxy Statement at www.envisionreports.com/tdy.

If you enroll to view our future annual report and Proxy Statement electronically and vote your proxy over the Internet, your enrollment will remain in effect for all future stockholders’ meetings unless you cancel it. To cancel, registered stockholders should access www.computershare.com/investor and follow the instructions to cancel your enrollment. If you hold your stock in nominee name, check the information provided by your nominee holder for instructions on how to cancel your enrollment.

If at any time you would like to receive a paper copy of the annual report or Proxy Statement, please write to Melanie S. Cibik, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Teledyne Technologies Incorporated, 1049 Camino Dos Rios, Thousand Oaks, California 91360.

By Order of the Board of Directors,

Melanie S. Cibik

Executive Vice President, General Counsel, Chief Compliance Officer

and Secretary

March  , 2024

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	103

Annex A

Proposed Amendments to the Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

TELEDYNE TECHNOLOGIES INCORPORATED

Teledyne Technologies Incorporated (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That the Board of Directors of Teledyne Technologies Incorporated adopted the following resolutions setting forth two proposed amendments of the Restated Certificate of Incorporation of said corporation, declaring said amendments to be advisable and directing that said amendments be considered at the 2024 Annual Meeting of Stockholders of said corporation held on [ 🌑 ], 2024. The resolution setting forth the proposed amendments are as follow:

RESOLVED: that subject to approval by the stockholders, the existing Article TEN of the Charter be amended and restated, in its entirety, as set forth below:

“TEN (A) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by the affirmative vote of a majority of the whole Board of Directors. Each director serving as a director immediately following the 2024 Annual Meeting of Stockholders, unless he or she may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, shall hold office until the expiration of the term for which he or she has been elected, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office. At the 2024 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a three-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2025 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a two-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2026 Annual Meeting of Stockholders, the successors to the class of directors whose terms expire at that meeting shall be elected for a one-year term expiring at the 2027 Annual Meeting of Stockholders. At the 2027 Annual Meeting of Stockholders, and at each meeting of stockholders thereafter, each director shall be elected for a one-year term expiring at the next Annual Meeting of Stockholders. Each director shall hold office until the expiration of the term for which he or she is elected, and until his or her successor shall have been elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification, or removal from office.

(B) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors:

(a) In case of any increase in the number of directors, the additional director or directors, and in case of any vacancy in the Board of Directors due to death, resignation, removal, disqualification or any other reason, the successors to fill the vacancies, shall be elected only by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director and not by the stockholders, unless otherwise provided by law or by resolution adopted by a majority of the whole Board of Directors.

104	TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement

Annex A (continued)

(b) Directors appointed in the manner provided in paragraph (a) to newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, removal, disqualification or any other cause shall hold office for a term expiring at the next annual meeting of stockholders at which their term expires.

(c) No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(C) Except as otherwise fixed pursuant to the provisions of Article FOUR hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any director or directors may be removed from office at any time, but only for cause and only by the affirmative vote of 75% of the Voting Power, voting together as a single class.”

RESOLVED: that subject to approval by the stockholders, the Charter be amended to add Article FOURTEEN, as set forth below:

“FOURTEEN No officer of the Company shall have any personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer except to the extent such exemption from liability or limitation thereof is not permitted under the Delaware General Corporation Law (“DGCL”), as the same exists or hereafter may be amended. Any amendment, repeal or modification of this Article, or the adoption of any provision of the Restated Certificate of Incorporation inconsistent with this Article, shall not adversely affect any right or protection of an officer of the Corporation with respect to act of omission occurring prior to such amendment, repeal, modification or adoption. If the DGCL is amended after the approval of this Article by the stockholders to authorize corporate action further eliminating or limiting the personal liability of officers, then the liability of an officer of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.”

SECOND: That thereafter, pursuant to the direction of the Board of Directors of the Corporation, the Annual Meeting of the stockholders of said Corporation was duly called and held, at which meeting the necessary number of shares, as required by statute, were voted in favor of each of the amendments.

THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware, as amended.

IN WITNESS WHEREOF, said TELEDYNE TECHNOLOGIES INCORPORATED. has caused this Certificate of Amendment to be executed on its behalf on this [ 🌑 ], 2024.

TELEDYNE TECHNOLOGIES INCORPORATED

By:
Name:
Title:

TELEDYNE TECHNOLOGIES INCORPORATED | 2024 Proxy Statement	105

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Online
Go to www.envisionreports.com/tdy or scan the QR code — login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/tdy
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2024 Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6.
1. Election of directors:
For Against Abstain For Against Abstain For Against Abstain
01 - Denise R. Singleton 02 - Simon M. Lorne 03 - Vincent J. Morales
04 - Wesley W. von Schack
For Against Abstain For Against Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the 3. Approval of a non-binding advisory resolution on the Company’s Company’s independent registered public accounting firm for 2023 executive compensation fiscal year 2024
4. Approval of a proposal to amend the Company’s Restated 5. Approval of a proposal to amend the Company’s Restated Certificate of Incorporation to declassify the Board of Directors Certificate of Incorporation to provide for executive officer and provide for the annual election of directors exculpation
6. Approval of a stockholder proposal to adopt simple majority voting
NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1PCF
03Y9XC

The 2024 Annual Meeting of Stockholders of Teledyne Technologies Incorporated will be held on April 24, 2024 at 9:15 A.M Pacific Time, virtually via the internet at www.meetnow.global/MAPYH49. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2023 Annual Report to Stockholders are available at: www.envisionreports.com/tdy Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/tdy Ä IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ä Proxy - Teledyne Technologies Incorporated + Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – April 24, 2024 The undersigned hereby appoints Stephen F. Blackwood, Melanie S. Cibik, S. Paul Sassalos and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 24, 2024, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5 and AGAINST item 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side) c Non-Voting Items Change of Address – Please print new address below. Comments – Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. G +

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas2024 Annual Meeting Proxy Cardq IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qA Proposals The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6.1. Election of directors:01 - Denise R. Singleton04 - Wesley W. von Schack02 - Simon M. Lorne03 - Vincent J. MoralesForAgainstAbstainForAgainstAbstain ForAgainstAbstainForAgainstAbstainForAgainstAbstain 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024 3. Approval of a non-binding advisory resolution on the Company’s 2023 executive compensation For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box. B Authorized Signatures This section must be completed for your vote to count. Please date and sign below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q 2024 Annual Meeting Proxy Card For Against Abstain NOTE: SUCH OTHER BUSINESS AS MAY PROPERLYCOME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. 4. Approval of a proposal to amend the Company’s Restated Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors 5. Approval of a proposal to amend the Company’s Restated Certificate of Incorporation to provide for executive officer exculpation Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box.Authorized Signatures This section must be completed for your vote to count. Please date and sign belowNOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF03Y9XC 6. Approval of a stockholder proposal to adopt simple majority voting 5. Approval of a proposal to amend the Company’s Restated Certificate of Incorporation to provide for executive officer exculpation

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2023 Annual Report to Stockholders are available at: www.edocumentview.com/tdy IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy - Teledyne Technologies Incorporated Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – April 24, 2024 The undersigned hereby appoints Stephen F. Blackwood, Melanie S. Cibik, S. Paul Sassalos and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 24, 2024, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5 and AGAINST item 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side)

Your vote matters – here’s how to vote!
You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by 11:59 p.m. Eastern Time on April 19, 2024
Online
Go to www.envisionreports.com/tdy or scan the QR code — login details are located in the shaded bar below.
Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
2024 Annual Meeting Proxy Card
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3, 4 and 5 and AGAINST Proposal 6.
1. Election of directors: For Against Abstain For Against Abstain For Against Abstain
01 - Denise R. Singleton 02 - Simon M. Lorne 03 - Vincent J. Morales
04 - Wesley W. von Schack
For Against Abstain For Against Abstain
2. Ratification of the appointment of Deloitte & Touche LLP as the 3. Approval of a non-binding advisory resolution on the Company’s Company’s independent registered public accounting firm for 2023 executive compensation fiscal year 2024
4. Approval of a proposal to amend the Company’s Restated 5. Approval of a proposal to amend the Company’s Restated Certificate of Incorporation to declassify the Board of Directors Certificate of Incorporation to provide for executive officer and provide for the annual election of directors exculpation
6. Approval of a stockholder proposal to adopt simple majority voting
NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.
B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
1PCF
03YCFB

TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (below). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 19, 2024. If the Trustee does not receive your instructions by April 19, 2024, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

Proxy - Teledyne Technologies Incorporated

VOTING INSTRUCTION CARD FOR 2024 ANNUAL MEETING

The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 24, 2024, and at any adjournments thereof, upon the matters set forth on the reverse of this card and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

The 2024 Annual Meeting of Stockholders of Teledyne Technologies Incorporated will be held on April 24, 2024 at 9:15 A.M Pacific Time, virtually via the internet at www.meetnow.global/MAPYH49. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2023 Annual Report to Stockholders are available at: www.envisionreports.com/tdy Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/tdy Ä IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Ä Proxy - Teledyne Technologies Incorporated + Notice of 2024 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – April 24, 2024 The undersigned hereby appoints Stephen F. Blackwood, Melanie S. Cibik, S. Paul Sassalos and each of them, proxies and attorneys-in-fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 24, 2024, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows: Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3, 4 and 5 and AGAINST item 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side) c Non-Voting Items Change of Address – Please print new address below. Comments – Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. G +